UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02688

Name of Fund:  BlackRock Municipal Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Municipal Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 12/31/06

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Municipal Bond
Fund, Inc.


SEMI-ANNUAL REPORT    DECEMBER 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


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BlackRock Municipal Bond Fund, Inc.



Portfolio Information as of December 31, 2006


                                               Percent of
                                                 Total
BlackRock Short-Term Municipal Fund           Investments

General Obligation & Tax Revenue Bonds            72.2%
Prerefunded Bonds                                 18.1
Other Revenue Bonds                                9.7



                                               Percent of
                                                 Total
BlackRock National Municipal Fund             Investments

Other Revenue Bonds                               68.6%
General Obligation & Tax Revenue Bonds            20.0
Prerefunded Bonds                                 11.4



                                               Percent of
                                                 Total
BlackRock Municipal Insured Fund              Investments

Other Revenue Bonds                               57.9%
General Obligation & Tax Revenue Bonds            31.7
Prerefunded Bonds                                 10.4



                                               Percent of
                                                 Total
BlackRock High Yield Municipal Fund           Investments

Other Revenue Bonds                               88.9%
General Obligation & Tax Revenue Bonds            11.1



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Peter J. Hayes, Vice President
Robert A. DiMella, Vice President
Theodore R. Jaeckel, Jr., Vice President
Walter C. O'Connor, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Fund Address
BlackRock Municipal Bond Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock Municipal Bond Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



A Letter to Shareholders


Dear Shareholder
As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:


Total Returns as of December 31, 2006                                         6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +12.74%        +15.79%
Small cap U.S. equities (Russell 2000 Index)                                   + 9.38         +18.37
International equities (MSCI Europe, Australasia, Far East Index)              +14.69         +26.34
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 5.09         + 4.33
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 4.55         + 4.84
High yield bonds (Credit Suisse High Yield Index)                              + 8.14         +11.92


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



A Discussion With Your Funds' Portfolio Managers


The tax-exempt market's strong technical position allowed municipal bonds to outperform their taxable counterparts during the six-month period.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields generally moved lower during the past six months as their prices, which move in the opposite direction, increased. The municipal market's strong technical position allowed municipal bond yields to decline more than taxable yields.

The strength in bond prices came amid a slowdown in U.S. economic growth and the Federal Reserve Board's (the Fed) decision at its August 8 meeting to refrain from raising its target interest rate after 17 consecutive increases since June 2004. Bond prices found additional support in moderating oil prices. Between June 30 and November 30, 30-year Treasury bond yields had declined 73 basis points (.73%) to 4.56%. However, stronger-than-expected economic releases and year-end profit taking pushed yields higher during December. For the six-month period overall, 30-year U.S. Treasury bond yields fell 38 basis points to 4.81% and 10-year Treasury note yields declined 44 basis points to 4.71%.

The tax-exempt bond market outperformed the U.S. Treasury market as investor demand outstripped a resurgent new-issue calendar. For the six-month period ended December 31, 2006, as reported by Municipal Market Data, yields on 30-year, AAA-rated municipal issues declined 56 basis points to 4.07%. Yields on 10-year, AAA-rated tax-exempt bonds declined 44 basis points to 3.68%.

Investor demand for municipal product remained strong throughout the period. The latest available statistics from the Investment Company Institute note that, through November, long-term municipal bond funds had net new cash flows of nearly $14 billion, an increase of more than 120% versus the same 11 months of 2005. As reported by AMG Data, weekly average cash flows exceeded $400 million throughout the fourth quarter of 2006, representing a solid increase from the $241 million weekly average seen for the full year. The fourth quarter increase is especially impressive, as holiday spending often results in reduced cash flows into mutual funds at year-end.

New-issue municipal volume surged in the fourth quarter as municipalities rushed to take advantage of low market yields and solid investor demand. More than $121 billion in new long-term tax-exempt bonds was issued over the last three months of 2006, a 23.4% increase compared to fourth quarter 2005. Issuance in December, which totaled over $43 billion, was the highest December monthly volume since 1985. That year, municipalities scurried to issue bonds in anticipation of a more stringent underwriting environment resulting from the Tax Reform Act of 1986. The increased issuance in the final quarter of the year pushed 2006's annual total volume to over $383 billion, just 6% off last year's record issuance and close to initial annual issuance estimates. The recent increase in issuance has made the municipal market's outperformance even more impressive.

Looking ahead, the tax-exempt bond market's technical position is expected to remain supportive of continued strong performance. Attractive yield ratios, combined with a relatively steep municipal bond yield curve and manageable new issuance, should help to sustain investor demand for municipal product.


BlackRock Short-Term Municipal Fund


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2006, BlackRock Municipal Bond Fund, Inc. - BlackRock Short-Term Fund's (formerly Merrill Lynch Municipal Bond Fund, Inc. - Short-Term Portfolio) BlackRock, Institutional, Investor A, Investor A1, Investor B and Investor C Shares had total returns of +2.02%, +2.02%, +1.89%, +1.97%, +1.84% and +1.51%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 15 of this report to share-holders.) For the same period, the Fund's unmanaged benchmarks, the Lehman Brothers Municipal Bond 3-Year General Obligation Index and the Lehman Brothers Municipal Bond Index, had respective returns of +2.51% and +4.55%. The Fund's comparable Lipper category of Short Municipal Debt Funds posted an average return of +1.97% for the six-month period. (Funds in the Short Municipal Debt Funds category invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years.)



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



During the six-month reporting period, the Fed moved from a policy of raising short-term interest rates to one of leaving rates unchanged. After one final rate hike on June 30, 2006 the central bankers paused on August 8 and at every meeting thereafter, preferring to wait and monitor its policy's effect on the domestic economy. Against this backdrop, market rates rose initially, then stabilized somewhat later in the period as the Fed moved to a stable monetary policy. Economic data and inflation readings were mixed throughout the period, with some indicating growth and rising prices and others showing slower growth with weak pricing power. Although this led to some volatility in the fixed income markets throughout the period, the short-term municipal market remained fairly stable. As a result, we maintained a relatively neutral approach to the market, with a portfolio duration of 1.42 years and minimal cash reserves. This was done with an eye toward our main strategy of maintaining a stable net asset value, while also seeking a yield advantage over traditional tax-exempt money market funds. Because of our positioning and belief that the market would remain stable, our neutral investment stance benefited performance for the recent period relative to our short-term municipal debt fund peers.


What changes were made to the portfolio during the period?

The most significant portfolio activity during the period involved drawing down our cash reserves and remaining fully invested. Most of our new investments were made in the two-year portion of the municipal yield curve, again based on our belief that the market would remain relatively stable given the Fed's stance. In addition, the municipal yield curve was extremely flat, with investments in the three-year and four-year range offering little or no yield advantage over those with one-year and two-year maturities.

In terms of credit quality, the Fund continues to maintain an average rating of AA.


How would you characterize the Fund's position at the close of the period?

We continue to maintain a high-quality portfolio that we believe is well positioned for the prevailing environment. We will continue to assess the economic data in an effort to gauge the strength of the overall economy and the inflation picture in the United States. The Fed has indicated that it is "data dependent" in determining monetary policy, and we believe that this will cause a prolonged period of unchanged monetary policy.


Peter J. Hayes
Vice President and Portfolio Manager


January 18, 2007


BlackRock Municipal Insured Fund


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2006, BlackRock Municipal Bond Fund, Inc. - BlackRock Municipal Insured Fund's (formerly Merrill Lynch Municipal Bond Fund, Inc. - Insured Portfolio) Institutional, Investor A, Investor B, Investor C and Investor C1 Shares had total returns of +4.60%, +4.60%, +4.34%, +4.22% and +4.31%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 15 of this report to shareholders.) For the same period, the broad-market Lehman Brothers Municipal Bond Index returned +4.55%. Notably, the Index measures the performance of insured and uninsured municipal bonds throughout the nation, while the Fund focuses on higher-quality insured issues.

The Fund outperformed its comparable Lipper category of Insured Municipal Debt Funds, which had an average return of +4.19% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment.) For the most part, we attribute the portfolio's relative outperformance to our above-average income stream, yield curve positioning and our strategy of favoring refundable issues. We were overweight in bonds with maturities greater than 20 years for much of the period, which helped the Fund's relative performance as the prices on longer-maturity bonds increased sharply during the market's rally. That is, interest rates on bonds with maturities greater than 20 years decreased at a faster rate than bonds with shorter maturities (that is, the municipal yield curve flattened). In addition, the Fund benefited from the advance refunding of several holdings during the period. When municipal bonds are advance refunded, or refinanced ahead of their maturity dates, their prices generally increase sharply.


What changes were made to the portfolio during the period?

We continued to focus our efforts on capturing the best relative value in the insured municipal market. We maintained emphasis on bonds from high-tax states, where demand for tax-exempt securities is strong. These states included New Jersey, California and Massachusetts. Yield spreads in the municipal market are at relatively narrow levels, and we believe these states' bonds are well positioned to outperform when spreads widen in the future.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


Given the recent strength in the municipal market, we took select opportunities to sell some of our longer-maturity and pre-refunded bonds. The more seasoned bonds in the portfolio were purchased in higher-rate environments and, as such, they were difficult to replace in the prevailing low-rate environment. In general, we only sold bonds with book yields that were not significantly higher than current market yields, allowing us to take proceeds from our sales and invest in bonds with relatively high current yields. To that end, we primarily looked to premium-coupon, high-quality bonds in the 15-year to 20-year maturity range, as we were not sufficiently compensated for extending much further out. Although new issuance in the municipal market increased sharply late in 2006, the new supply was readily absorbed by the market, thereby limiting potential reinvestment opportunities. We also looked to reinvest the proceeds from a significant portfolio holding that was redeemed in the fourth quarter of the year.

Overall, we maintained a very high credit-quality portfolio, with all of the Fund's holdings insured by AAA-rated insurers. During the past six months, we continued to look to newer insurers in the market, such as XLCA and CIFG. We are still able to book some incremental yield on these securities given the insurers' shorter histories, and we expect their spreads to narrow over time as the companies establish track records in the market.


How would you characterize the Fund's position at the close of the period?

The Fund was fully invested at period-end and positioned neutrally with respect to interest rate risk. We will look for a steepening of the yield curve to provide attractive investment opportunities for the portfolio. In the meantime, we maintain our focus on providing shareholders with a competitive yield and preservation of net asset value within the context of a high-quality portfolio.


Michael A. Kalinoski
Portfolio Manager


Robert A. DiMella, CFA
Vice President and Portfolio Manager


Theodore R. Jaeckel Jr., CFA
Portfolio Manager


Walter O'Connor
Portfolio Manager


January 30, 2007


BlackRock National Municipal Fund


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2006, BlackRock Municipal Bond Fund, Inc. - BlackRock National Municipal Fund's (formerly Merrill Lynch Municipal Bond Fund, Inc. - National Portfolio) Institutional, Investor A, Investor B, Investor C and Investor C1 Shares had total returns of +4.47%, +4.34%, +4.07%, +3.95% and +4.05%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 15 of this report to shareholders.) For the same period, the Fund's broad market benchmark, the Lehman Brothers Municipal Bond Index, returned +4.55% and the Lipper General Municipal Debt Funds category had an average return of +4.26%. (Funds in this Lipper category invest primarily in municipal debt issues in the top four credit-rating categories.)

Fund performance benefited from our ongoing strategy of maximizing the portfolio's current yield. Over time, these above-average income distributions to shareholders serve to enhance total return. The Fund also benefited from the continued tightening of credit spreads in the municipal market, which allowed lower-quality, higher-yielding credits to outperform higher-quality issues of comparable maturity. As such, that portion of the Fund invested in higher-yielding credits experienced above-average price appreciation. Overall, we maintained a duration exposure (a measure of sensitivity to interest rates) consistent with our peers, thereby minimizing interest rate timing and the risk inherent in that, and instead focusing on maintaining a competitive income accrual.


What changes were made to the portfolio during the period?

We did not alter our mainline strategy. We continued to focus our efforts on protecting the Fund's net asset value and delivering as high a current return as possible given the portfolio's relatively conservative credit parameters.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



During the past year, municipal issuers continued to refinance their existing, higher-couponed debt amid the historically low interest rate environment. Although some of the portfolio's higher-couponed bonds were called as a result of this refinancing boom, we were rewarded for our patient approach to reinvesting the proceeds. We were content to allow call proceeds to build as cash reserves during periods when interest rates were inopportune, and then recommitted the funds when rates rose to more advantageous levels. This approach helped to maintain the Fund's current income distribution, while also protecting the underlying net asset value.

Early in the period, as 10-year Treasury issues and the federal funds rate both approached 5.25%, rates on the long end of the municipal yield curve moved higher. We viewed this as an opportunity to begin purchasing longer-dated bonds in pursuit of a more neutral duration posture. Heavy new issuance and secondary market selling by insurance companies and trading accounts provided us with ample opportunity to make these purchases.


How would you characterize the Fund's position at the close of the period?

The Fund ended the period with a neutral duration stance and 4% of assets in cash reserves. Whereas we sought to maintain a fully invested portfolio in prior periods, we believe a moderate position in cash is an acceptable alternative now given the flatness of the yield curve and the availability of relatively attractive short-term yields. We intend to keep the portfolio in its current posture until market technicals (supply/demand) become less supportive for long-term rates and investment rates rise.

We continue to exercise patience in recommitting the proceeds realized from bond calls. We believe this is a prudent approach given the low absolute level of long-term rates, the flatness of the yield curve and historically tight credit spreads. Generally speaking, new purchases have been concentrated in higher-grade securities, reflecting our ongoing commitment to maintaining a high-quality portfolio and also the fact that credit spreads are at historically tight levels. The tight spreads mean there is little yield advantage to be realized from investment in lower-quality issues and, therefore, we are not inclined to take on the additional risk.


Walter C. O'Connor
Vice President and Portfolio Manager


Theodore R. Jaeckel Jr., CFA
Portfolio Manager


January 10, 2007


BlackRock High Yield Municipal Fund


How has the Fund performed since its inception?

Since inception (August 1, 2006), through December 31, 2006, BlackRock Municipal Bond Fund, Inc. - BlackRock High Yield Municipal Fund's (formerly Merrill Lynch Municipal Bond Fund, Inc. - High Yield Portfolio) Institutional, Investor A and Investor C Shares had total returns of +3.58%, +3.29% and +3.16%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 15 of this report to shareholders.) For the same period, the Fund's broad market benchmark, the Lehman Brothers Municipal Bond Index, returned +3.25%. The Lipper High Yield Municipal Debt Funds category posted an average return of +3.84%. (Funds in this Lipper category invest at least 50% of their assets in lower-rated municipal debt issues.)

After a fairly brief ramp-up period in which we invested the initial cash in the portfolio, the Fund remained fully invested and with a duration higher than that of its peers. Both factors contributed to relative performance.


How have you managed the Fund since its inception?

The Fund was introduced on August 1, and since our initial efforts to put money to work, our focus has been on pursuing attractive high yield investment opportunities. This works hand-in-hand with our more general strategy of achieving sustainable yield targets.

Despite a challenging environment characterized by strong investor demand and narrow credit spreads, we were able to make reasonable progress in terms of both security selection and sector allocation. From a sector perspective, areas of emphasis have included health care and housing. This reflects recent issuance trends, but also our recognition that credit spreads, being at historically tight levels, do not offer tremendous value. At period-end, 31.8% of the Fund's assets were invested in health care-related bonds, comprised of 16.5% long-term care and 15.3% hospitals. Housing, which was one of only a few sectors that had increased issuance in 2006, comprised 14.5% of net assets at period-end. Because housing bonds are generally higher rated, this has contributed to the Fund having a more conservative credit profile than many of its peers. Finally, corporate-related debt represented 16.6% of the Fund's assets at period-end, with the biggest component of that being airlines at roughly 7.7%. Relatively strong cash flows have continued since the Fund's inception, providing a steady source of reserves available for deployment as new opportunities arise.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


At period-end, the Fund's credit-quality profile was broken down as follows:
13.7% of assets rated AAA, 9.2% rated AA, 12.1% rated A, 16.7% rated BBB, 5.1% rated BB, 4.2% rated B, 10% rated CCC (consisting primarily of airlines) and 29% non-rated. The greatest difference versus our peer group is that the Fund has greater concentrations in the AA and AAA categories offset by a lower weighting in non-rated issues. Ultimately, we would look to move down the credit spectrum as credit spreads widen.


How would you characterize the Fund's position at the close of the period?

At December 31, 2006, the Fund was positioned somewhat more aggressively than its peers in terms of duration, partly reflecting the less seasoned nature of the portfolio's current holdings. Yields have declined in recent years, generating a more conservative interest rate risk profile for more seasoned issues commonly held by the Fund's peers.

As mentioned previously, however, our credit profile at period-end was somewhat more conservative than that of our peers. We anticipate that this posture will evolve gradually as valuation improves and opportunities present themselves.


Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager


Walter O'Connor
Portfolio Manager


January 12, 2007


Insured Fund is managed by a team of investment professionals comprised of Michael A. Kalinoski, Director at BlackRock, Robert A. DiMella, Managing Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Mr. Kalinoski is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio.

National Fund is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Mr. O'Connor is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio.

High Yield Fund is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O'Connor, Managing Director at BlackRock. Mr. Jaeckel is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio.

Mr. Kalinoski joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2006 and was a Vice President of MLIM from 1999 to 2006. He has been a portfolio manager with BlackRock or MLIM since 1999.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Performance Data


About Fund Performance


Effective, October 2, 2006, BlackRock Short-Term Municipal Fund's Class A, Class B and Class I Shares were redesignated Investor A1, Investor B and Institutional Shares, respectively. All Class C Shares of the BlackRock Short-Term Municipal Fund converted to Class A (now Investor A1) shares on August 25, 2006 and are no longer outstanding. BlackRock Municipal Insured Fund's and BlackRock National Municipal Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. BlackRock High Yield Municipal Fund's Class A, Class C and Class I Shares were redesignated Investor A, Investor C and Institutional Shares, respectively. Also, effective October 2, 2006 BlackRock Short-Term Municipal Fund's BlackRock Shares, Investor A Shares and Investor C Shares commenced operations and BlackRock Municipal Insured Fund's and BlackRock National Municipal Fund's Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these shares.


BlackRock Short-Term Municipal Fund


* BlackRock Shares are not subject to any front-end sales charge. BlackRock Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 2, 2006, BlackRock Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect BlackRock Share fees.

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.25% per year (but no distribution fee). Prior to October 2, 2006, Investor A Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

* Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1% and a service fee of 0.10% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 1% declining to 0% after three years. In addition, Investor B Shares are subject to a distribution fee of 0.20% per year and a service fee of 0.15% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Performance Data (continued)


BlackRock Municipal Insured Fund and BlackRock National Municipal Fund


* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than 10 years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

* Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.


BlackRock High Yield Municipal Fund


* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date.

Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Manager and FAM, the Fund's previous manager, reimbursed a portion of its management fee. Without such reimbursement, performance would have been lower.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Performance Data (continued)


Recent Performance Results*


                                                                                             10-Year/
                                                                                              Since
                                                           6-Month          12-Month        Inception       Standardized
As of December 31, 2006                                  Total Return     Total Return     Total Return     30-day Yield
Short-Term Municipal Fund BlackRock Shares                  +2.02%           +2.85%           +36.06%           3.28%
Short-Term Municipal Fund Institutional Shares              +2.02            +2.85            +36.06            3.28
Short-Term Municipal Fund Investor A Shares                 +1.89            +2.59            +32.71            2.94
Short-Term Municipal Fund Investor A1 Shares                +1.97            +2.85            +34.86            3.15
Short-Term Municipal Fund Investor B Shares                 +1.84            +2.48            +31.31            2.93
Short-Term Municipal Fund Investor C Shares                 +1.51            +1.83            +23.14            2.28
Municipal Insured Fund Institutional Shares                 +4.60            +4.58            +68.21            3.57
Municipal Insured Fund Investor A Shares                    +4.60            +4.45            +64.10            3.18
Municipal Insured Fund Investor B Shares                    +4.34            +3.92            +56.00            2.81
Municipal Insured Fund Investor C Shares                    +4.22            +3.69            +52.47            2.72
Municipal Insured Fund Investor C1 Shares                   +4.31            +3.87            +55.23            2.76
National Municipal Fund Institutional Shares                +4.47            +5.38            +74.26            3.92
National Municipal Fund Investor A Shares                   +4.34            +5.22            +70.01            3.51
National Municipal Fund Investor B Shares                   +4.07            +4.69            +61.60            3.16
National Municipal Fund Investor C Shares                   +3.95            +4.33            +57.74            2.92
National Municipal Fund Investor C1 Shares                  +4.05            +4.53            +60.81            3.11
High Yield Municipal Fund Institutional Shares                --               --             + 3.58            4.38
High Yield Municipal Fund Investor A Shares                   --               --             + 3.29            3.95
High Yield Municipal Fund Investor C Shares                   --               --             + 3.16            3.37
Lehman Brothers 3-Year General Obligation
  Bond Index++                                              +2.51            +3.06            +48.11             --
Lehman Brothers Municipal Bond Index++++                    +4.55            +4.84         +74.99/+3.25          --

    * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
      All of the Funds' 10-year/since inception returns are for the 10-year period except for High Yield Municipal
      Fund's 10-year/since inception returns, which are from 8/01/06.

   ++ This unmanaged Index consists of state and local government obligation bonds that mature in three - four years, rated Baa or better. The 10-year/since inception total return is for the 10-year period.

 ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. 10-Year/Since Inception total returns are for 10 years and from 8/01/06, respectively.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Performance Data (continued)                BlackRock Short-Term Municipal Fund



Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in BlackRock Shares*++, Institutional Shares*++, Investor A Shares*++, Investor A1 Shares*++, Investor B Shares*++ and Investor C Shares*++ compared to a similar investment in Lehman Brothers Municipal Bond Index++++ and Lehman Brothers 3-Year General Obligation Bond Index++++++. Values illustrated are as follows:


BlackRock Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,421.00
December 1998                                  $10,901.00
December 1999                                  $11,124.00
December 2000                                  $11,686.00
December 2001                                  $12,294.00
December 2002                                  $12,760.00
December 2003                                  $12,953.00
December 2004                                  $13,046.00
December 2005                                  $13,229.00
December 2006                                  $13,606.00


Institutional Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,421.00
December 1998                                  $10,901.00
December 1999                                  $11,124.00
December 2000                                  $11,686.00
December 2001                                  $12,294.00
December 2002                                  $12,760.00
December 2003                                  $12,953.00
December 2004                                  $13,046.00
December 2005                                  $13,229.00
December 2006                                  $13,606.00


Investor A Shares*++

Date                                             Value

December 1996                                  $ 9,700.00
December 1997                                  $10,084.00
December 1998                                  $10,521.00
December 1999                                  $10,710.00
December 2000                                  $11,223.00
December 2001                                  $11,777.00
December 2002                                  $12,194.00
December 2003                                  $12,347.00
December 2004                                  $12,405.00
December 2005                                  $12,548.00
December 2006                                  $12,873.00


Investor A1 Shares*++

Date                                             Value

December 1996                                  $ 9,700.00
December 1997                                  $10,317.00
December 1998                                  $10,770.00
December 1999                                  $10,980.00
December 2000                                  $11,534.00
December 2001                                  $12,122.00
December 2002                                  $12,570.00
December 2003                                  $12,747.00
December 2004                                  $12,827.00
December 2005                                  $12,981.00
December 2006                                  $13,351.00


Investor B Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,395.00
December 1998                                  $10,823.00
December 1999                                  $11,006.00
December 2000                                  $11,520.00
December 2001                                  $12,076.00
December 2002                                  $12,490.00
December 2003                                  $12,635.00
December 2004                                  $12,681.00
December 2005                                  $12,813.00
December 2006                                  $13,131.00


Investor C Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,318.00
December 1998                                  $10,686.00
December 1999                                  $10,796.00
December 2000                                  $11,229.00
December 2001                                  $11,696.00
December 2002                                  $12,019.00
December 2003                                  $12,079.00
December 2004                                  $12,046.00
December 2005                                  $12,093.00
December 2006                                  $12,314.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,919.00
December 1998                                  $11,627.00
December 1999                                  $11,388.00
December 2000                                  $12,718.00
December 2001                                  $13,370.00
December 2002                                  $14,654.00
December 2003                                  $15,433.00
December 2004                                  $16,124.00
December 2005                                  $16,691.00
December 2006                                  $17,499.00


Lehman Brothers 3-Year General Obligation Bond Index++++++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,541.00
December 1998                                  $11,085.00
December 1999                                  $11,298.00
December 2000                                  $12,004.00
December 2001                                  $12,764.00
December 2002                                  $13,612.00
December 2003                                  $13,983.00
December 2004                                  $14,252.00
December 2005                                  $14,372.00
December 2006                                  $14,811.00


      * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

     ++ The Fund invests primarily in investment grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed four years.

   ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

 ++++++ This unmanaged Index consists of state and local government obligation bonds that mature in three - four years, rated Baa or better.

        Past performance is not indicative of future results.




Average Annual Total Return


                                                            Return
BlackRock Shares

One Year Ended 12/31/06                                      +2.85%
Five Years Ended 12/31/06                                    +2.05
Ten Years Ended 12/31/06                                     +3.13



                                                            Return
Institutional Shares

One Year Ended 12/31/06                                      +2.85%
Five Years Ended 12/31/06                                    +2.05
Ten Years Ended 12/31/06                                     +3.13



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 12/31/06                    +2.59%            -0.48%
Five Years Ended 12/31/06                  +1.80             +1.18
Ten Years Ended 12/31/06                   +2.87             +2.56



                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Investor A1 Shares

One Year Ended 12/31/06                    +2.85%            +1.82%
Five Years Ended 12/31/06                  +1.95             +1.74
Ten Years Ended 12/31/06                   +3.04             +2.93



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 12/31/06                    +2.48%            +1.49%
Five Years Ended 12/31/06                  +1.69             +1.69
Ten Years Ended 12/31/06                   +2.76             +2.76



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 12/31/06                    +1.83%            +0.83%
Five Years Ended 12/31/06                  +1.04             +1.04
Ten Years Ended 12/31/06                   +2.10             +2.10

      * Assuming maximum sales charge of 3%.

     ** Assuming maximum sales charge of 1%.

     ++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Performance Data (continued)                   BlackRock Municipal Insured Fund



Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Investor C1 Shares*++ compared to a similar investment in Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,876.00
December 1998                                  $11,499.00
December 1999                                  $10,899.00
December 2000                                  $12,239.00
December 2001                                  $12,836.00
December 2002                                  $14,117.00
December 2003                                  $14,773.00
December 2004                                  $15,469.00
December 2005                                  $16,084.00
December 2006                                  $16,821.00


Investor A Shares*++

Date                                             Value

December 1996                                  $ 9,600.00
December 1997                                  $10,415.00
December 1998                                  $10,984.00
December 1999                                  $10,372.00
December 2000                                  $11,634.00
December 2001                                  $12,171.00
December 2002                                  $13,351.00
December 2003                                  $13,940.00
December 2004                                  $14,541.00
December 2005                                  $15,082.00
December 2006                                  $15,713.00


Investor B Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,794.00
December 1998                                  $11,326.00
December 1999                                  $10,641.00
December 2000                                  $11,875.00
December 2001                                  $12,361.00
December 2002                                  $13,491.00
December 2003                                  $14,015.00
December 2004                                  $14,546.00
December 2005                                  $15,011.00
December 2006                                  $15,600.00


Investor C Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,768.00
December 1998                                  $11,272.00
December 1999                                  $10,578.00
December 2000                                  $11,761.00
December 2001                                  $12,213.00
December 2002                                  $13,298.00
December 2003                                  $13,779.00
December 2004                                  $14,284.00
December 2005                                  $14,705.00
December 2006                                  $15,247.00


Investor C1 Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,789.00
December 1998                                  $11,315.00
December 1999                                  $10,625.00
December 2000                                  $11,852.00
December 2001                                  $12,330.00
December 2002                                  $13,451.00
December 2003                                  $13,966.00
December 2004                                  $14,488.00
December 2005                                  $14,944.00
December 2006                                  $15,523.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,919.00
December 1998                                  $11,627.00
December 1999                                  $11,388.00
December 2000                                  $12,718.00
December 2001                                  $13,370.00
December 2002                                  $14,654.00
December 2003                                  $15,433.00
December 2004                                  $16,124.00
December 2005                                  $16,691.00
December 2006                                  $17,499.00


   * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests primarily in long-term, investment grade municipal bonds
     (bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.

++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

     Past performance is not indicative of future results.



Average Annual Total Return



                                                            Return
Institutional Shares

One Year Ended 12/31/06                                      +4.58%
Five Years Ended 12/31/06                                    +5.56
Ten Years Ended 12/31/06                                     +5.34



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 12/31/06                    +4.45%            +0.01%
Five Years Ended 12/31/06                  +5.30             +4.39
Ten Years Ended 12/31/06                   +5.08             +4.62



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 12/31/06                    +3.92%            -0.06%
Five Years Ended 12/31/06                  +4.76             +4.43
Ten Years Ended 12/31/06                   +4.55             +4.55



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 12/31/06                    +3.69%            +2.69%
Five Years Ended 12/31/06                  +4.54             +4.54
Ten Years Ended 12/31/06                   +4.31             +4.31



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C1 Shares++++

One Year Ended 12/31/06                    +3.87%            +2.88%
Five Years Ended 12/31/06                  +4.71             +4.71
Ten Years Ended 12/31/06                   +4.50             +4.50

      * Assuming maximum sales charge of 4.25%.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Performance Data (continued)                  BlackRock National Municipal Fund


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Share*s++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Investor C1 Shares*++ compared to a similar investment in Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,935.00
December 1998                                  $11,514.00
December 1999                                  $10,892.00
December 2000                                  $12,242.00
December 2001                                  $12,857.00
December 2002                                  $14,069.00
December 2003                                  $14,959.00
December 2004                                  $15,779.00
December 2005                                  $16,536.00
December 2006                                  $17,426.00


Investor A Shares*++

Date                                             Value

December 1996                                  $ 9,600.00
December 1997                                  $10,462.00
December 1998                                  $10,998.00
December 1999                                  $10,379.00
December 2000                                  $11,624.00
December 2001                                  $12,191.00
December 2002                                  $13,293.00
December 2003                                  $14,101.00
December 2004                                  $14,852.00
December 2005                                  $15,512.00
December 2006                                  $16,278.00


Investor B Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,853.00
December 1998                                  $11,341.00
December 1999                                  $10,647.00
December 2000                                  $11,865.00
December 2001                                  $12,380.00
December 2002                                  $13,432.00
December 2003                                  $14,177.00
December 2004                                  $14,856.00
December 2005                                  $15,437.00
December 2006                                  $16,160.00


Investor C Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,827.00
December 1998                                  $11,287.00
December 1999                                  $10,571.00
December 2000                                  $11,764.00
December 2001                                  $12,233.00
December 2002                                  $13,253.00
December 2003                                  $13,952.00
December 2004                                  $14,571.00
December 2005                                  $15,119.00
December 2006                                  $15,774.00


Investor C1 Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,847.00
December 1998                                  $11,341.00
December 1999                                  $10,632.00
December 2000                                  $11,854.00
December 2001                                  $12,350.00
December 2002                                  $13,405.00
December 2003                                  $14,142.00
December 2004                                  $14,798.00
December 2005                                  $15,384.00
December 2006                                  $16,081.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,919.00
December 1998                                  $11,627.00
December 1999                                  $11,388.00
December 2000                                  $12,718.00
December 2001                                  $13,370.00
December 2002                                  $14,654.00
December 2003                                  $15,433.00
December 2004                                  $16,124.00
December 2005                                  $16,691.00
December 2006                                  $17,499.00

    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests primarily in long-term municipal bonds rated in any rating category.

 ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.



Average Annual Total Return



                                                            Return
Institutional Shares

One Year Ended 12/31/06                                      +5.38%
Five Years Ended 12/31/06                                    +6.27
Ten Years Ended 12/31/06                                     +5.71



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 12/31/06                    +5.22%            +0.74%
Five Years Ended 12/31/06                  +6.01             +5.09
Ten Years Ended 12/31/06                   +5.45             +4.99



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 12/31/06                    +4.69%            +0.69%
Five Years Ended 12/31/06                  +5.47             +5.15
Ten Years Ended 12/31/06                   +4.92             +4.92



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 12/31/06                    +4.33%            +3.33%
Five Years Ended 12/31/06                  +5.22             +5.22
Ten Years Ended 12/31/06                   +4.66             +4.66



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C1 Shares++++

One Year Ended 12/31/06                    +4.53%            +3.53%
Five Years Ended 12/31/06                  +5.42             +5.42
Ten Years Ended 12/31/06                   +4.87             +4.87

       * Assuming maximum sales charge of 4.25%.

      ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

    ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

  ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Performance Data (concluded)                BlackRock High Yield Municipal Fund



Aggregate Total Return

                                                            Return
Institutional Shares

Inception (8/01/06)
to 12/31/06                                                 +3.58%



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

Inception (8/01/06)
to 12/31/06                               +3.29%            -1.10%



                                          Return            Return
                                       Without CDSC     With CDSC++++
Class C Shares++

Inception (8/01/06)
to 12/31/06                               +3.16%            +2.16%


    * Assuming maximum sales charge of 4.25%.

   ++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Disclosure of Expenses


Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table of each Fund provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


BlackRock Short-Term Municipal Fund


                                                                                                  Expenses Paid
                                                                                   Ending       During the Period
                                                                               Account Value        Ended++++
                                                              Beginning         December 31,       December 31,
                                                           Account Value++          2006              2006*
Actual

BlackRock Shares                                                $1,000           $1,020.20            $2.08
Institutional                                                   $1,000           $1,020.20            $1.99
Investor A                                                      $1,000           $1,018.90            $1.55
Investor A1                                                     $1,000           $1,019.70            $2.58
Investor B                                                      $1,000           $1,018.40            $3.95
Investor C                                                      $1,000           $1,015.10            $3.43

Hypothetical (5% annual return before expenses)**

BlackRock Shares                                                $1,000           $1,023.01            $2.08
Institutional                                                   $1,000           $1,010.64            $1.98
Investor A                                                      $1,000           $1,011.07            $1.55
Investor A1                                                     $1,000           $1,022.51            $2.59
Investor B                                                      $1,000           $1,021.16            $3.95
Investor C                                                      $1,000           $1,009.20            $3.42

    * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
      (.35% for BlackRock, .41% for Institutional, .61% for Investor A, .51% for Investor A1, .78%
      for Investor B and 1.35% for Investor C), multiplied by the average account value over the period,  multiplied by 183/365 for Institutional, Investor A1 and Investor B Shares and 92/365
      for BlackRock, Investor A and Investor C Shares (to reflect the one-half year period for
      Institutional, Investor A1 and Investor B Shares and the actual days since inception for
      BlackRock, Investor A and Investor C Shares.)

   ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Institutional, Investor A1 and Investor B Shares and
      the actual days since inception for BlackRock, Investor A and Investor C Shares divided by 365.

   ++ July 1, 2006 for Institutional, Investor A1 and Investor B Shares and October 2, 2006
      (commencement of operations) for BlackRock, Investor A and Investor C Shares.

 ++++ The period represents the six months ended for Institutional, Investor A1 and Investor B Shares and from October 2, 2006 (commencement of operations) to December 31, 2006 for BlackRock, Investor A and Investor C Shares.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Disclosure of Expenses (continued)             BlackRock Municipal Insured Fund


Including Interest Expense and Fees


                                                                                                  Expenses Paid
                                                                                   Ending       During the Period
                                                                               Account Value        Ended++++
                                                              Beginning         December 31,       December 31,
                                                           Account Value++          2006              2006*
Actual

Institutional                                                   $1,000           $1,046.00            $4.36
Investor A                                                      $1,000           $1,046.00            $5.64
Investor B                                                      $1,000           $1,043.40            $8.25
Investor C                                                      $1,000           $1,042.20            $4.61
Investor C1                                                     $1,000           $1,043.10            $8.55

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,020.84            $4.31
Investor A                                                      $1,000           $1,019.58            $5.57
Investor B                                                      $1,000           $1,017.03            $8.14
Investor C                                                      $1,000           $1,008.09            $4.53
Investor C1                                                     $1,000           $1,016.73            $8.44

    * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
      (.85% for Institutional, 1.10% for Investor A, 1.61% for Investor B, 1.79% for Investor C and 1.67%
      for Investor C1), multiplied by the average account value over the period, multiplied by 183/365 for
      Institutional, Investor A, Investor B and Investor C1 Shares and 92/365 for Investor C Shares (to
      reflect the one-half year period for Institutional, Investor A, Investor B and Investor C1 Shares
      and the actual days since inception for Investor C Shares.)

   ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Institutional, Investor A, Investor B and Investor C1 Shares and the
      actual days since inception for Investor C Shares divided by 365.

   ++ July 1, 2006 for Institutional, Investor A, Investor B and Investor C1 Shares and October 2, 2006
      (commencement of operations) for Investor C Shares.

 ++++ The period represents the six months ended for Institutional, Investor A, Investor B and Investor C1
      Shares and from October 2, 2006 (commencement of operations) to December 31, 2006 for Investor C Shares.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Disclosure of Expenses (continued)             BlackRock Municipal Insured Fund


Excluding Interest Expense and Fees


                                                                                                  Expenses Paid
                                                                                   Ending       During the Period
                                                                               Account Value        Ended++++
                                                              Beginning         December 31,       December 31,
                                                           Account Value++          2006              2006*
Actual

Institutional                                                   $1,000           $1,046.00            $2.31
Investor A                                                      $1,000           $1,046.00            $3.59
Investor B                                                      $1,000           $1,043.40            $6.20
Investor C                                                      $1,000           $1,042.20            $3.58
Investor C1                                                     $1,000           $1,043.10            $6.50

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,022.81            $2.28
Investor A                                                      $1,000           $1,021.56            $3.55
Investor B                                                      $1,000           $1,019.00            $6.12
Investor C                                                      $1,000           $1,009.10            $3.52
Investor C1                                                     $1,000           $1,018.73            $6.43

    * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
      (.45% for Institutional, .70% for Investor A, 1.21% for Investor B, 1.39% for Investor C and
      1.27% for Investor C1), multiplied by the average account value over the period, multiplied by
      183/365 for Institutional, Investor A, Investor B and Investor C1 Shares and 92/365 for Investor
      C Shares (to reflect the one-half year period for Institutional, Investor A, Investor B and Investor
      C1 Shares and the actual days since inception for Investor C Shares.)

   ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Institutional, Investor A, Investor B and Investor C1 Shares
      and the actual days since inception for Investor C Shares divided by 365.

   ++ July 1, 2006 for Institutional, Investor A, Investor B and Investor C1 Shares and October 2, 2006
      (commencement of operations) for Investor C Shares.

 ++++ The period represents the six months ended for Institutional, Investor A, Investor B and Investor C1
      Shares and from October 2, 2006 (commencement of operations) to December 31, 2006 for Investor C Shares.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Disclosure of Expenses (continued)            BlackRock National Municipal Fund


Including Interest Expense and Fees


                                                                                                  Expenses Paid
                                                                                   Ending       During the Period
                                                                               Account Value        Ended++++
                                                              Beginning         December 31,       December 31,
                                                           Account Value++          2006              2006*
Actual

Institutional                                                   $1,000           $1,044.70            $5.02
Investor A                                                      $1,000           $1,043.40            $6.30
Investor B                                                      $1,000           $1,040.70            $8.90
Investor C                                                      $1,000           $1,039.50            $5.14
Investor C1                                                     $1,000           $1,040.50            $9.21

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,020.19            $4.96
Investor A                                                      $1,000           $1,018.93            $6.23
Investor B                                                      $1,000           $1,016.38            $8.80
Investor C                                                      $1,000           $1,007.56            $5.06
Investor C1                                                     $1,000           $1,016.08            $9.10

    * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
      (.98% for Institutional, 1.23% for Investor A, 1.74% for Investor B, 2.00% for Investor C and
      1.80% for Investor C1), multiplied by the average account value over the period, multiplied by
      183/365 for Institutional, Investor A, Investor B and Investor C1 Shares and 92/365 for Investor
      C Shares (to reflect the one-half year period for Institutional, Investor A, Investor B and Investor
      C1 Shares and the actual days since inception for Investor C Shares.)

   ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Institutional, Investor A, Investor B and Investor C1 Shares and the
      actual days since inception for Investor C Shares divided by 365.

   ++ July 1, 2006 for Institutional, Investor A, Investor B and Investor C1 Shares and October 2, 2006
      (commencement of operations) for Investor C Shares.

 ++++ The period represents the six months ended for Institutional, Investor A, Investor B and Investor C1
      Shares and from October 2, 2006 (commencement of operations) to December 31, 2006 for Investor C Shares.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Disclosure of Expenses (continued)            BlackRock National Municipal Fund



Excluding Interest Expense and Fees


                                                                                                  Expenses Paid
                                                                                   Ending       During the Period
                                                                               Account Value        Ended++++
                                                              Beginning         December 31,       December 31,
                                                           Account Value++          2006              2006*
Actual

Institutional                                                   $1,000           $1,044.70            $2.87
Investor A                                                      $1,000           $1,043.40            $4.15
Investor B                                                      $1,000           $1,040.70            $6.75
Investor C                                                      $1,000           $1,039.50            $4.06
Investor C1                                                     $1,000           $1,040.50            $7.06

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,022.29            $2.84
Investor A                                                      $1,000           $1,021.04            $4.15
Investor B                                                      $1,000           $1,018.48            $6.75
Investor C                                                      $1,000           $1,008.62            $4.00
Investor C1                                                     $1,000           $1,018.18            $7.06

    * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
      (.56% for Institutional, .81% for Investor A, 1.32% for Investor B, 1.58% for Investor C and
      1.38% for Investor C1), multiplied by the average account value over the period, multiplied by
      183/365 for Institutional, Investor A, Investor B and Investor C1 Shares and 92/365 for Investor
      C Shares (to reflect the one-half year period for Institutional, Investor A, Investor B and Investor
      C1 Shares and the actual days since inception for Investor C Shares.)

   ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Institutional, Investor A, Investor B and Investor C1 Shares and the
      actual days since inception for Investor C Shares divided by 365.

   ++ July 1, 2006 for Institutional, Investor A, Investor B and Investor C1 Shares and October 2, 2006
      (commencement of operations) for Investor C Shares.

 ++++ The period represents the six months ended for Institutional, Investor A, Investor B and Investor C1
      Shares and from October 2, 2006 (commencement of operations) to December 31, 2006 for Investor C Shares.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Disclosure of Expenses (concluded)          BlackRock High Yield Municipal Fund



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period
                                                            Account Value      Account Value        Ended++++
                                                              August 1,         December 31,       December 31,
                                                                2006++              2006              2006*
Actual

Institutional                                                   $1,000           $1,035.80            $2.79
Investor A                                                      $1,000           $1,032.90            $3.82
Investor C                                                      $1,000           $1,031.60            $7.03

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,018.35            $2.77
Investor A                                                      $1,000           $1,017.34            $3.79
Investor C                                                      $1,000           $1,014.18            $6.97

    * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
      (.64% for Institutional, .89% for Investor A and 1.64% for Investor C), multiplied by the average account value over the period, multiplied by 154/365 (to reflect the actual days since inception).

   ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days since inception divided by 365.

   ++ Commencement of operations.

 ++++ The period represents August 1, 2006 (commencement of operations) to December 31, 2006.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments as of December 31, 2006                  (In Thousands)

                                            BlackRock Short-Term Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

Alabama--4.7%

  $ 6,075    Birmingham, Alabama, Special Care Facilities
             Financing Authority Revenue Bonds (Ascension
             Health Subordinate Credit Group), Series A, 5%
             due 10/01/2008                                          $    6,212
    8,095    Huntsville, Alabama, GO, Refunding, Series A,
             5.25% due 2/01/2009 (f)                                      8,356

Alaska--0.4%

    1,250    Valdez, Alaska, Marine Terminal Revenue Refunding
             Bonds (ConocoPhillips Company Project), VRDN,
             3.77% due 5/01/2007 (b)                                      1,250

Arizona--0.4%

    1,378    Tierra Antigua, Arizona, Revenue Bonds, VRDN, AMT,
             Series A, 3.76% due 12/01/2034 (b)                           1,378

California--1.4%

      750    California Pollution Control Financing Authority,
             Solid Waste Disposal Revenue Bonds (Republic
             Services, Inc. Project), VRDN, AMT, 4.15%
             due 3/01/2028 (b)                                              750
    3,650    Contra Costa County, California, M/F Housing Revenue
             Bonds (Pleasant Hill Bart Transit Station Project), VRDN,
             AMT, Series A, 3.95% due 12/05/2007 (b)                      3,652

Colorado--2.4%

    7,500    Colorado State, General Fund Revenue Bonds, RAN,
             4.50% due 6/27/2007                                          7,532

Florida--8.2%

   10,000    Florida Hurricane Catastrophe Fund Financing
             Corporation Revenue Bonds, Series A, 5%
             due 7/01/2008                                               10,205
   14,195    Orange County, Florida, Tourist Development, Tax
             Revenue Bonds, 5.50% due 10/01/2009 (a)(c)                  14,911
      250    Putnam County, Florida, Development Authority,
             PCR (Seminole Electric Cooperative, Inc. Project),
             VRDN, Series H-4, 3.55% due 3/15/2007 (b)                      250

Georgia--7.7%

    5,600    Catoosa County, Georgia, School District, GO,
             4.25% due 8/01/2008 (g)                                      5,656
    6,005    Georgia Municipal Electric Authority, Power Revenue
             Refunding Bonds, Series DD, 7% due 1/01/2008 (g)             6,201
   11,905    Georgia State, GO, Series B, 5% due 3/01/2008               12,102

Illinois--1.8%

    5,390    Du Page County, Illinois, Transportation Revenue
             Refunding Bonds, 4.50% due 1/01/2009 (f)                     5,481



     Face
   Amount    Municipal Bonds                                           Value

Indiana--0.3%

  $ 1,000    Indiana State Development Finance Authority, IDR
             (Republic Services, Inc. Project), VRDN, AMT, 4.27%
             due 11/01/2035 (b)                                      $    1,000

Kansas--0.6%

    2,000    Junction City, Kansas, Temporary Notes, GO, Series D,
             5% due 8/01/2007                                             2,011

Louisiana--3.2%

    3,700    Louisiana HFA, S/F Mortgage Revenue Bonds, VRDN,
             AMT, 4.71% due 11/28/2008 (b)                                3,700
    6,200    Louisiana HFA, S/F Mortgage Revenue Refunding
             Bonds, VRDN, AMT, 4.784% due 4/30/2007 (b)                   6,200

Maryland--0.3%

    1,000    Maryland State Community Development
             Administration, Department of Housing and
             Community Development, Residential Revenue
             Refunding Bonds, AMT, Series D, 3.40%
             due 3/07/2007                                                  999

Massachusetts--5.1%

    6,830    Massachusetts Municipal Wholesale Electric
             Company, Power Supply System Revenue Refunding
             Bonds (Nuclear Mix Number 1 Issue), Series A, 5%
             due 7/01/2008 (g)                                            6,966
    8,505    Massachusetts State, Consolidated Loan, GO,
             Series C, 5% due 5/01/2008 (h)                               8,660

Michigan--0.1%

      280    Michigan State Strategic Fund, Limited Obligation
             Revenue Bonds (Kay Screen Printing, Inc. Project),
             VRDN, AMT, 4.20% due 5/01/2020 (b)                             280

Minnesota--2.6%

      500    Minneapolis and Saint Paul, Minnesota, Metropolitan
             Airports Commission, Airport Revenue Bonds, AMT,
             Series B, 5.50% due 1/01/2010 (d)                              522
    7,385    Minnesota State, GO, Refunding, 5% due 8/01/2007             7,446

Nevada--4.7%

    6,500    Clark County, Nevada, Airport System Subordinate
             Lien Revenue Bonds, AMT, Series B-1, 5%
             due 7/01/2008                                                6,621
    7,500    Clark County, Nevada, EDR (Alexander Dawson
             School of Nevada Project), 5.50% due 5/15/2009 (c)           7,887



Portfolio Abbreviations


To simplify the listings of BlackRock Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
CARS         Complementary Auction Rate Securities
COP          Certificates of Participation
CP           Commercial Paper
DRIVERS      Derivative Inverse Tax-Exempt Receipts
EDA          Economic Development Authority
EDR          Economic Development Revenue Bonds
GO           General Obligation Bonds
HDA          Housing Development Agency
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDB          Industrial Development Board
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
PILOT        Payment in Lieu of Taxes
RAN          Revenue Anticipation Notes
RIB          Residual Interest Bonds
ROLS         Reset Option Long Securities
S/F          Single-Family
TRAN         Tax Revenue Anticipation Notes
VRDN         Variable Rate Demand Notes



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                            BlackRock Short-Term Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

New Mexico--1.9%

  $ 5,685    New Mexico State, Severance Tax Bonds, Series A,
             5% due 7/01/2008 (g)                                    $    5,802

New York--3.8%

   11,565    Long Island Power Authority, New York, Electric
             System Revenue Bonds, Series C, 5.50%
             due 9/01/2013 (c)                                           11,825

Ohio--2.7%

    3,505    Ohio State, Infrastructure Improvement, GO,
             Refunding, Series A, 5% due 8/01/2010                        3,664
    4,400    Ohio State Building Authority, State Facilities
             Revenue Bonds (Administrative Building Fund
             Projects), Series A, 5.375% due 10/01/2008 (c)               4,577

Oklahoma--2.5%

    4,150    Tulsa County, Oklahoma, Industrial Authority, Capital
             Improvements Revenue Bonds, Series D, 5%
             due 7/01/2009 (f)                                            4,283
    3,300    Tulsa Oklahoma, Public Facilities Authority, Capital
             Improvement Revenue Bonds, Series A, 4.375%
             due 6/01/2008 (a)                                            3,336

Pennsylvania--5.5%

   10,250    Allegheny County, Pennsylvania, Port Authority,
             Special Revenue Transportation Bonds, 6.375%
             due 3/01/2009 (c)(g)                                        10,937
    1,000    Pennsylvania State Higher Educational Facilities
             Authority, Revenue Refunding Bonds (University of
             Scranton Project), VRDN, Series C, 3.50%
             due 5/01/2007 (b)(e)                                           999
    5,000    Pennsylvania State, GO, Refunding, Third Series, 5%
             due 7/01/2009                                                5,166

South Carolina--3.0%

    4,590    Aiken County, South Carolina, Consolidated School
             District, GO, Refunding, 5% due 3/01/2009                    4,724
             Hilton Head Island, South Carolina, Public Facility
             Corporation, COP (Beach Preservation Fee Pledge) (g):
    2,160      5% due 8/01/2008                                           2,206
    2,240      5% due 8/01/2009                                           2,315

Tennessee--6.7%

   11,500    Metropolitan Government of Nashville and Davidson
             County, Tennessee, Health and Education Facilities
             Board Revenue Refunding Bonds (Ascension Health
             Credit), VRDN, Series B-1, 3.72% due 8/03/2007 (b)          11,505
    4,000    Tennessee Energy Acquisition Corporation, Gas
             Revenue Bonds, Series A, 5% due 9/01/2009                    4,129
    5,000    Tennessee State Local Development Authority
             Revenue Bonds (Student Loan Programs), BAN,
             Series A, 5% due 5/17/2007                                   5,025

Texas--7.6%

    5,000    Harris County, Texas, Toll Road Revenue Refunding
             Bonds, VRDN, Series B-2, 5% due 8/15/2009 (b)(d)             5,146
    5,120    Houston, Texas, Public Improvement, GO, Refunding,
             Series A, 5% due 3/01/2010 (g)                               5,323



     Face
   Amount    Municipal Bonds                                           Value

Texas (concluded)

  $ 2,200    Montgomery County, Texas, Unlimited Tax
             Adjustable Rate Road, GO, VRDN, Series B, 5%
             due 9/01/2008 (b)(f)                                    $    2,247
    2,790    North Texas Thruway Authority, Dallas North
             Thruway System, Revenue Refunding Bonds, VRDN,
             Series B, 5% due 7/01/2008 (a)(b)                            2,844
    2,500    San Antonio, Texas, Electric and Gas System,
             Junior Lien Revenue Bonds, VRDN, 3.55%
             due 12/01/2007 (b)                                           2,500
    5,455    Texas State Transportation Commission, First Tier
             Revenue Bonds, 5% due 4/01/2008                              5,547

Virginia--4.0%

    7,050    Virginia State Public Building Authority, Public
             Facilities Revenue Bonds, Series A, 5%
             due 8/01/2009                                                7,292
    4,885    Virginia State Public School Authority, School
             Financing Revenue Bonds, Series B, 5%
             due 8/01/2008 (c)                                            5,041

Washington--7.5%

    9,940    Energy Northwest, Washington, Electric Revenue
             Refunding Bonds (Columbia Generating Station),
             Series A, 5.25% due 7/01/2009 (a)                           10,322
    5,000    Washington State Public Power Supply System,
             Revenue Refunding Bonds (Nuclear Project
             Number 1), Series C, 6% due 7/01/2009 (a)                    5,276
    7,500    Washington State, Various Purpose, GO, Refunding,
             Series R-A, 5% due 1/01/2009 (a)                             7,698

West Virginia--0.3%

    1,000    West Virginia State Housing Development Fund,
             Housing Finance Revenue Bonds, VRDN, AMT,
             Series B, 3.67% due 4/09/2007 (b)                              999

Wisconsin--4.4%

    6,500    Madison, Wisconsin, Metropolitan School District,
             TRAN, 4% due 9/07/2007                                       6,519
    6,890    Wisconsin State, Transportation Revenue Bonds,
             Series B, 4.50% due 7/01/2009 (a)                            7,034

Puerto Rico--2.7%

    8,225    Government Development Bank of Puerto Rico, CP,
             3.90% due 1/10/2007                                          8,225

             Total Municipal Bonds
             (Cost--$298,478)--96.5%                                    298,734



   Shares
     Held    Short-Term Securities

    6,716    Merrill Lynch Institutional Tax-Exempt Fund,
             5.19% (i)(j)                                                 6,716

             Total Short-Term Securities
             (Cost--$6,716)--2.2%                                         6,716

Total Investments (Cost--$305,194*)--98.7%                              305,450
Other Assets Less Liabilities--1.3%                                       3,900
                                                                     ----------
Net Assets--100.0%                                                   $  309,350
                                                                     ==========



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (concluded)         BlackRock Short-Term Municipal Fund

                                                                 (In Thousands)

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       305,194
                                                    ===============
    Gross unrealized appreciation                   $           368
    Gross unrealized depreciation                             (112)
                                                    ---------------
    Net unrealized appreciation                     $           256
                                                    ===============

(a) AMBAC Insured.

(b) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(c) Prerefunded.

(d) FGIC Insured.

(e) XL Capital Insured.

(f) FSA Insured.

(g) MBIA Insured.

(h) CIFG Insured.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund     (17,928)         $196


(j) Represents the current yield as of December 31, 2006.

    See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments as of December 31, 2006                  (In Thousands)

                                               BlackRock Municipal Insured Fund


     Face
   Amount    Municipal Bonds                                           Value

Alabama--2.0%

  $10,000    Lauderdale County and Florence, Alabama, Health
             Care Authority Revenue Refunding Bonds (Coffee
             Health Group), Series A, 6% due 7/01/2029 (b)           $   10,867
    7,000    University of Alabama, University Revenue Bonds
             (Birmingham), 6% due 10/01/2009 (d)(f)                       7,435

Arkansas--0.5%

    4,000    University of Arkansas, University Revenue Bonds
             (Various Facilities-Fayetteville Campus), 5%
             due 12/01/2027 (d)                                           4,205

California--18.6%

    2,075    California State Department of Veteran Affairs, Home
             Purpose Revenue Refunding Bonds, Series A, 5.35%
             due 12/01/2027 (a)                                           2,216
    3,480    East Side Union High School District, California,
             Santa Clara County, GO (Election of 2002), Series D,
             5% due 8/01/2022 (i)                                         3,720
    5,170    Fresno, California, Unified School District, GO
             (Election of 2001), Series D, 5% due 8/01/2027 (b)           5,522
    5,000    Golden State Tobacco Securitization Corporation of
             California, Tobacco Settlement Revenue Bonds,
             Series B, 5.50% due 6/01/2013 (d)(f)                         5,516
    5,000    Los Angeles, California, GO, Series A, 5%
             due 9/01/2019 (b)                                            5,263
             Los Angeles, California, Unified School District, GO:
   24,465      (Election of 1997), Series F, 5% due 1/01/2028 (d)        25,811
   21,130      Series A, 5% due 1/01/2028 (b)                            22,293
    6,680    Los Angeles County, California, Metropolitan
             Transportation Authority, Sales Tax Revenue Refunding
             Bonds, Proposition A, First Tier Senior Series A, 5%
             due 7/01/2021 (a)                                            7,183
    8,965    Modesto, California, Schools Infrastructure Financing
             Agency, Special Tax Bonds, 5.50% due 9/01/2036 (a)           9,833
   12,040    Mount Diablo, California, Unified School District, GO
             (Election of 2002), 5% due 7/01/2027 (d)                    12,688
    5,565    Oakland, California, Alameda County Unified School
             District, GO (Election of 2006), 5% due 8/01/2024 (c)        5,981
    6,440    Palm Springs, California, Financing Authority, Lease
             Revenue Refunding Bonds (Convention Center
             Project), Series A, 5.50% due 11/01/2035 (b)                 7,160
   11,685    Rialto, California, Unified School District, GO,
             Series A, 6.24% due 6/01/2025 (d)(l)                         5,250
    5,000    Roseville, California, Joint Union High School District,
             GO (Election of 2004), Series A, 5% due 8/01/2029 (d)        5,284
    5,075    Sacramento, California, Unified School District, GO
             (Election of 1999), Series B, 5% due 7/01/2026 (d)           5,329
    2,685    San Diego, California, Community College District,
             GO (Election of 2002), 5% due 5/01/2030 (c)                  2,850
    3,495    San Diego County, California, COP (Edgemoor
             Project and Regional System), Refunding, 5%
             due 2/01/2027 (a)                                            3,678
    3,700    San Jose, California, GO (Libraries, Parks and Public
             Safety Projects), 5% due 9/01/2030 (b)                       3,895
   10,055    Sequoia, California, Unified High School District, GO,
             Refunding, Series B, 5.50% due 7/01/2035 (c)                11,280
    2,755    Tahoe Truckee, California, Unified School District, GO
             (School Facilities Improvement District Number 2),
             Series A, 5.25% due 8/01/2029 (b)                            2,946



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

             Tustin, California, Unified School District, Senior Lien
             Special Tax Bonds (Community Facilities District
             Number 97-1), Series A (c):
  $ 7,980      5% due 9/01/2032                                      $    8,311
    9,330      5% due 9/01/2038                                           9,698

Colorado--2.7%

   19,250    Aurora, Colorado, COP, 6% due 12/01/2010 (a)(f)             20,845
    4,000    Logan County, Colorado, Justice Center Finance
             Corporation, COP, 5.50% due 12/01/2020 (b)                   4,293

Florida--0.8%

    5,500    Dade County, Florida, Water and Sewer System
             Revenue Bonds, 5.25% due 10/01/2026 (d)                      5,608
    1,600    West Coast Regional Water Supply Authority, Florida,
             Capital Improvement Revenue Bonds, 10.40%
             due 10/01/2010 (a)(f)                                        1,752

Georgia--4.0%

             Georgia Municipal Electric Authority, Power Revenue
             Refunding Bonds (a):
   20,000      Series EE, 7% due 1/01/2025                               27,210
       90      Series Y, 6.40% due 1/01/2011 (f)                             99
      490      Series Y, 6.40% due 1/01/2013 (h)                            547
    8,420      Series Y, 6.40% due 1/01/2013                              9,348

Illinois--0.8%

    6,600    Chicago, Illinois, O'Hare International Airport,
             Revenue Refunding Bonds, Third Lien, AMT, Series C-2,
             5.25% due 1/01/2034 (i)                                      6,955

Kansas--0.6%

    5,145    Manhattan, Kansas, Hospital Revenue Bonds (Mercy
             Health Center), 5.50% due 8/15/2020 (c)                      5,488

Louisiana--2.2%

    2,500    Louisiana State Citizens Property Insurance
             Corporation, Assessment Revenue Bonds, Series B,
             5% due 6/01/2022 (a)                                         2,672
    5,750    Louisiana State, Gas and Fuels Tax Revenue Bonds,
             Series A, 4.75% due 5/01/2039 (c)                            5,894
    5,000    New Orleans, Louisiana, GO (Public Improvements),
             5.25% due 12/01/2029 (a)                                     5,361
    6,800    Rapides Financing Authority, Louisiana, Revenue
             Bonds (Cleco Power LLC Project), AMT, 4.70%
             due 11/01/2036 (a)                                           6,757

Maryland--0.6%

    4,400    Maryland State Health and Higher Educational
             Facilities Authority Revenue Bonds (University
             of Maryland Medical System), Series B, 7%
             due 7/01/2022 (d)                                            5,776

Massachusetts--4.8%

    4,000    Massachusetts State HFA, Rental Housing
             Mortgage Revenue Bonds, AMT, Series C, 5.60%
             due 1/01/2045 (c)                                            4,266
   15,000    Massachusetts State School Building Authority,
             Dedicated Sales Tax Revenue Bonds, Series A, 5%
             due 8/15/2030 (c)                                           15,938
   22,250    Massachusetts State Special Obligation Dedicated
             Tax Revenue Bonds, 5.25% due 1/01/2014 (d)(f)               24,347



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                               BlackRock Municipal Insured Fund


     Face
   Amount    Municipal Bonds                                           Value

Minnesota--1.6%

  $ 5,860    Delano, Minnesota, Independent School District
             Number 879, GO, Series A, 5.875%
             due 2/01/2025 (c)                                       $    6,335
             Sauk Rapids, Minnesota, Independent School
             District Number 047, GO, Series A (b):
    3,735      5.65% due 2/01/2020                                        4,006
    4,440      5.70% due 2/01/2021                                        4,771

Mississippi--1.4%

    1,320    Harrison County, Mississippi, Wastewater
             Management District, Revenue Refunding Bonds
             (Wastewater Treatment Facilities), Series A, 8.50%
             due 2/01/2013 (d)(h)                                         1,657
   10,000    Mississippi Hospital Equipment and Facilities
             Authority Revenue Bonds (Forrest County General
             Hospital Project), 6% due 1/01/2030 (c)                     10,788

Missouri--2.4%

             Kansas City, Missouri, Airport Revenue Refunding and
             Improvement Bonds, Series A (b):
   12,990      5.50% due 9/01/2013                                       13,334
    9,000      5.50% due 9/01/2014                                        9,238

Nevada--1.4%

    1,300    Clark County, Nevada, IDR (Southwest Gas Corp.
             Project), AMT, Series A, 4.75% due 9/01/2036 (d)             1,308
   10,690    Clark County, Nevada, School District, GO, Series D,
             5% due 6/15/2017 (b)                                        11,496

New Jersey--9.5%

    6,810    Cape May County, New Jersey, Industrial Pollution
             Control Financing Authority, Revenue Refunding
             Bonds (Atlantic City Electric Company Project),
             Series A, 6.80% due 3/01/2021 (b)                            8,838
             Garden State Preservation Trust of New Jersey, Open
             Space and Farmland Preservation Revenue Bonds,
             Series A (c):
    3,125      5.80% due 11/01/2021                                       3,595
    8,310      5.80% due 11/01/2022                                       9,564
    4,340      5.80% due 11/01/2023                                       4,995
             New Jersey EDA, Motor Vehicle Surcharge Revenue
             Bonds, Series A (b):
    5,000      5% due 7/01/2027                                           5,278
   23,000      5.25% due 7/01/2033                                       24,740
             New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, Series D:
    4,240      5% due 6/15/2018 (a)                                       4,562
   11,530      5% due 6/15/2019 (c)                                      12,381
   13,500    New Jersey State Turnpike Authority, Turnpike
             Revenue Bonds, Series C, 5% due 1/01/2030 (c)               14,284

New Mexico--1.2%

   10,400    New Mexico Finance Authority, Senior Lien State
             Transportation Revenue Bonds, Series A, 5.125%
             due 6/15/2018 (b)                                           11,274

New York--15.0%

    4,200    Hudson Yards Infrastructure Corporation, New York,
             Revenue Bonds, Series A, 5% due 2/15/2047 (d)                4,467
             New York City, New York, GO:
   11,495      Series C, 5.625% due 3/15/2012 (f)(i)                     12,586
        5      Series C, 5.625% due 3/15/2018 (i)                             6
   10,000      Series E, 5% due 11/01/2017 (c)                           10,778
   18,000      Series I, 6% due 4/15/2012 (c)                            18,296



     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

             New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds:
  $     2      DRIVERS, Series 1133Z, 6.289%
               due 10/15/2012 (a)(j)                                 $        2
   16,905      Series A, 5% due 10/15/2020 (b)                           18,120
   15,650      Series A, 5% due 10/15/2032 (a)                           16,581
   11,795    New York State Dormitory Authority Revenue Bonds
             (School Districts Financing Program), Series D, 5.25%
             due 10/01/2023 (b)                                          12,677
    9,110    New York State Urban Development Corporation,
             Personal Income Tax Revenue Bonds (State Facilities),
             Series A-1, 5.25% due 3/15/2034 (d)                          9,785
        5    Niagara Falls, New York, GO, Public Improvement,
             6.90% due 3/01/2024 (b)                                          5
             Tobacco Settlement Financing Corporation of New
             York Revenue Bonds:
   22,500      Series A-1, 5.25% due 6/01/2022 (a)                       24,091
   10,755      Series C-1, 5.50% due 6/01/2020 (d)                       11,705

North Carolina--0.3%

    3,030    North Carolina HFA, Home Ownership Revenue
             Bonds, AMT, Series 14-A, 5.35% due 1/01/2022 (a)             3,131

North Dakota--0.3%

    2,740    North Dakota State HFA, Revenue Bonds (Housing
             Finance Program), Series C, 5.30% due 7/01/2022 (a)          2,820

Ohio--0.9%

    8,000    Ohio State Air Quality, Development Authority
             Revenue Bonds (Dayton Power and Light Company
             Project), 4.80% due 9/01/2036 (d)                            8,121

Oklahoma--0.7%

             Oklahoma State Industries Authority, Health System
             Revenue Refunding Bonds (Integris Obligated Group),
             Series A (b):
    2,680      6.25% due 8/15/2009 (f)                                    2,882
    3,705      6.25% due 8/15/2016                                        3,958

Oregon--1.5%

    8,700    Oregon State Department, Administrative Services,
             COP, Series A, 6.25% due 5/01/2010 (a)(f)                    9,479
    3,865    Port of Portland, Oregon, Airport Revenue Refunding
             Bonds (Portland International Airport), AMT,
             Series 7-B, 7.10% due 1/01/2012 (b)(f)                       4,413

Pennsylvania--2.7%

    5,765    Philadelphia, Pennsylvania, Gas Works Revenue
             Bonds, 12th Series B, 7% due 5/15/2020 (b)(h)                6,886
    4,420    Philadelphia, Pennsylvania, Redevelopment Authority
             Revenue Bonds (Neighborhood Transformation),
             Series A, 5.50% due 4/15/2020 (d)                            4,766
   12,010    Pittsburgh, Pennsylvania, GO, Series C, 5.25%
             due 9/01/2018 (c)                                           13,268

Rhode Island--0.8%

    6,815    Rhode Island State Economic Development
             Corporation, Airport Revenue Bonds, Series B, 6%
             due 7/01/2010 (d)(f)                                         7,395

Texas--3.7%

   21,230    Dallas-Fort Worth, Texas, International Airport Joint
             Revenue Refunding and Improvement Bonds, AMT,
             Series A, 5% due 11/01/2025 (b)                             21,594
    3,500    Houston, Texas, Water Conveyance System Contract,
             COP, Series J, 6.25% due 12/15/2013 (a)                      4,000



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                               BlackRock Municipal Insured Fund


     Face
   Amount    Municipal Bonds                                           Value

Texas (concluded)

  $ 8,110 Lewisville, Texas, Independent School District, Capital Appreciation and School Building, GO, Refunding,
             4.67% due 8/15/2024 (d)(l)                              $    3,584
             Texas State Department of Housing and Community
             Affairs, S/F Mortgage Revenue Bonds, AMT,
             Series A (b)(e):
    2,085      5.45% due 9/01/2023                                        2,166
    2,725      5.50% due 3/01/2026                                        2,833

Utah--1.8%

    9,535    Utah Transit Authority, Sales Tax and Transportation
             Revenue Bonds (Salt Lake County Light Rail Transit
             Project), 5.375% due 12/15/2007 (c)(f)                       9,788
             Utah Water Finance Agency Revenue Bonds (Pooled
             Loan Financing Program), Series A (a):
    2,515      5.75% due 10/01/2015                                       2,690
    3,770      6% due 10/01/2020                                          4,062

Virginia--0.2%

    2,200    Virginia Port Authority, Port Facilities Revenue Bonds,
             AMT, 4.75% due 7/01/2031 (d)                                 2,222

Washington--0.8%

    7,225    Chelan County, Washington, Public Utility District
             Number 001, Consolidated Revenue Bonds
             (Chelan Hydro System), AMT, Series A, 5.45%
             due 7/01/2037 (a)                                            7,715

West Virginia--1.4%

   12,250    Pleasants County, West Virginia, PCR, Refunding
             (Potomac-Pleasants), Series C, 6.15%
             due 5/01/2015 (a)                                           12,466

Wisconsin--1.4%

    9,000    Superior, Wisconsin, Limited Obligation Revenue
             Refunding Bonds (Midwest Energy Resources),
             Series E, 6.90% due 8/01/2021 (d)                           11,739
      670    Wisconsin State, GO, AMT, Series B, 6.50%
             due 5/01/2025 (b)                                              672

             Total Municipal Bonds
             (Cost--$757,436)--86.6%                                    801,563



             Municipal Bonds Held in Trust (m)

California--3.8%

   21,360    California Pollution Control Financing Authority,
             PCR, Refunding (Pacific Gas and Electric), AMT,
             Series A, 5.35% due 12/01/2016 (b)                          22,909
    5,000    California State, Veterans, GO, Refunding, AMT,
             Series BZ, 5.35% due 12/01/2021 (b)                          5,117
    7,500    San Jose, California, Financing Authority, Lease
             Revenue Refunding Bonds (Civic Center Project),
             Series B, 5% due 6/01/2032 (a)                               7,599




     Face
   Amount    Municipal Bonds Held in Trust (m)                         Value

Maryland--2.5%

  $21,640    Baltimore, Maryland, Convention Center Hotel Revenue
             Bonds, Senior Series A, 5.25% due 9/01/2039 (i)          $  23,519

Michigan--1.5%

   13,145    Michigan State Strategic Fund, Limited Obligation
             Revenue Refunding Bonds (Detroit Edison Company
             Pollution Control Project), AMT, Series A, 5.50%,
             due 6/01/2030 (i)                                           14,195

Illinois--2.2%

   17,690    Chicago, Illinois, O'Hare International Airport
             Revenue Bonds, Third Lien, AMT, Series B-2, 6%
             due 1/01/2027 (b)                                           19,831

New York--1.6%

   13,925    New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds, Series A, 5.25%
             due 10/15/2027 (a)                                          15,119

Texas--8.1%

   35,950    Dallas-Fort Worth, Texas, International Airport Revenue
             Bonds, AMT, Series A, 6% due 11/01/2028 (d)                 37,928
   35,050    Harris County, Texas, Toll Road Revenue Refunding
             Bonds, Senior Lien, Series A, 5.25% due 8/15/2035 (c)       36,657

             Total Municipal Bonds Held in Trust
             (Cost--$178,282)--19.7%                                    182,874


   Shares
     Held    Mutual Funds (k)

      300    BlackRock California Insured Municipal 2008
             Term Trust, Inc.                                             4,602
      810    BlackRock Insured Municipal 2008 Term Trust, Inc.           12,579
      205    BlackRock Insured Municipal Term Trust, Inc.                 2,001

             Total Mutual Funds
             (Cost--$21,127)--2.1%                                       19,182



             Short-Term Securities

    4,850    Merrill Lynch Institutional Tax-Exempt Fund,
             5.19% (g)(k)                                                 4,850

             Total Short-Term Securities
             (Cost--$4,850)--0.5%                                         4,850

Total Investments (Cost--$961,695*)--108.9%                           1,008,469
Other Assets Less Liabilities--1.1%                                      10,361
Liability for Trust Certificates, Including Interest
Expense Payable--(10.0%)                                               (93,152)
                                                                     ----------
Net Assets--100.0%                                                   $  925,678
                                                                     ==========



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (concluded)                              (In Thousands)

                                               BlackRock Municipal Insured Fund



  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       873,860
                                                    ===============
    Gross unrealized appreciation                   $        44,354
    Gross unrealized depreciation                           (2,308)
                                                    ---------------
    Net unrealized appreciation                     $        42,046
                                                    ===============

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FSA Insured.

(d) FGIC Insured.

(e) FNMA/GNMA Collateralized.

(f) Prerefunded.

(g) Represents the current yield as of December 31, 2006.

(h) Escrowed to maturity.

(i) XL Capital Insured.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                          Net         Dividend
    Affiliate                                           Activity        Income

    BlackRock California Insured Municipal 2008
      Term Trust, Inc.                                     --             $116
    BlackRock Insured Municipal 2008 Term Trust, Inc.      --              322
    BlackRock Insured Municipal Term Trust, Inc.           --               38
    Merrill Lynch Institutional Tax-Exempt Fund          3,120             144


(l) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o Forward interest rate swaps outstanding as of December 31, 2006 were as follows:

                                                  Notional       Unrealized
                                                   Amount       Appreciation

    Receive a fixed rate of 3.547% and pay a floating rate based on 3-month LIBOR

    Broker, JPMorgan Chase
    Expires March 2017                          $47,300,000       $629,894

    See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments as of December 31, 2006                  (In Thousands)

                                              BlackRock National Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

Alabama--0.9%

  $ 3,820    Alabama Incentives Financing Authority, Special
             Obligation Revenue Refunding Bonds, Series A, 6%
             due 10/01/2029 (c)                                      $    4,112
    3,525    Jefferson County, Alabama, Public Building Authority,
             Lease Revenue Bonds, 5.125% due 4/01/2021 (c)                3,807
      500    Mobile, Alabama, Industrial Development Board,
             Environmental Improvement Revenue Refunding
             Bonds (International Paper Company Project), AMT,
             Series A, 6.35% due 5/15/2016                                  532
    2,500    Selma, Alabama, IDB, Environmental Improvement
             Revenue Refunding Bonds (International Paper
             Company Project), AMT, Series A, 6.70%
             due 2/01/2018                                                2,688
    3,400    Tuscaloosa, Alabama, Special Care Facilities Financing
             Authority, Residential Care Facility Revenue Bonds
             (Capstone Village, Inc. Project), Series A, 5.875%
             due 8/01/2036                                                3,484

Alaska--0.3%

    1,150    Alaska State Housing Financial Corporation, General
             Mortgage Revenue Refunding, Series A, 6%
             due 6/01/2027 (f)                                            1,169
     3860    Anchorage, Alaska, School, GO, Series B, 5.875%
             due 12/01/2010 (e)(j)                                        4,169

Arizona--3.0%

    4,000    Arizona Health Facilities Authority Revenue Bonds
             (Catholic Healthcare West), Series A, 6.625%
             due 7/01/2020                                                4,407
             Maricopa County, Arizona, Hospital Revenue
             Refunding Bonds (Sun Health Corporation):
      730      6.125% due 4/01/2007 (j)                                     749
      270      6.125% due 4/01/2018                                         277
    3,100    Maricopa County, Arizona, IDA, Education Revenue
             Bonds (Arizona Charter Schools Project 1), Series A,
             6.75% due 7/01/2029                                          3,158
    1,625    Maricopa County, Arizona, IDA, Health Facilities
             Revenue Refunding Bonds (Catholic Healthcare West
             Project), Series A, 5% due 7/01/2021                         1,651
    1,000    Maricopa County, Arizona, Pollution Control
             Corporation, PCR, Refunding (Public Service
             Company of New Mexico Project), Series A, 6.30%
             due 12/01/2026                                               1,023
             Peoria, Arizona, Improvement District Number 8401,
             Special Assessment Bonds Number 8802:
      430      7.20% due 1/01/2010                                          441
      510      7.20% due 1/01/2013                                          523
             Peoria, Arizona, Improvement District, Special
             Assessment Bonds Number 8801:
      190      7.30% due 1/01/2009                                          195
      395      7.30% due 1/01/2011                                          405
    5,000    Phoenix and Pima County, Arizona, IDA,
             S/F Mortgage Revenue Bonds, AMT, Series 3-A,
             5.25% due 8/01/2038 (i)(l)                                   5,220
    2,330    Phoenix, Arizona, Civic Improvement Corporation,
             Municipal Facilities, Excise Tax Revenue Bonds,
             5.75% due 7/01/2016 (e)                                      2,505
    3,685    Phoenix, Arizona, IDA, Airport Facility, Revenue
             Refunding Bonds (America West Airlines Inc. Project),
             AMT, 6.30% due 4/01/2023                                     3,761



     Face
   Amount    Municipal Bonds                                           Value

Arizona (concluded)

  $   500    Pinal County, Arizona, IDA, Wastewater Revenue
             Bonds (San Manuel Facilities Project), AMT, 6.25%
             due 6/01/2026                                            $     552
      391    Prescott Valley, Arizona, Improvement District, Special
             Assessment Bonds (Sewer Collection System
             Roadway Repair), 7.90% due 1/01/2012                           405
    1,500    Queen Creek Improvement District Number 001,
             Arizona, Special Assessment Bonds, 5%
             due 1/01/2032                                                1,528
    6,000    Salt River Project, Arizona, Agriculture Improvement
             and Power District, Electric System Revenue
             Refunding Bonds, Series A, 5.125% due 1/01/2023              6,370
    3,515    Tucson, Arizona, IDA, Senior Living Facilities Revenue
             Bonds (Christian Care Tucson Inc. Project), Series A,
             6.125% due 7/01/2010 (j)(m)                                  3,822
    3,180    University of Arizona, COP, Refunding, Series A,
             5.50% due 6/01/2018 (c)                                      3,434
    1,000    University of Arizona, COP (University of
             Arizona Parking and Student Housing), 5.75%
             due 6/01/2009 (c)(j)                                         1,050
             Vistancia Community Facilities District, Arizona, GO:
    3,000      6.75% due 7/15/2022                                        3,339
    2,125      5.75% due 7/15/2024                                        2,304

Arkansas--0.1%

       30    Arkansas State Development Finance Authority,
             S/F Mortgage Revenue Bonds (Mortgage
             Backed Securities Program), Series H, 6.15%
             due 7/01/2016 (i)                                               31
      250    Arkansas State Student Loan Authority Revenue
             Bonds, AMT, Sub-Series B, 7.25% due 6/01/2009                  259
      200    Jonesboro, Arkansas, Residential Housing and Health
             Care Facilities Board, Hospital Revenue Refunding
             Bonds (Saint Bernards Regional Medical Center),
             Series B, 5.90% due 7/01/2016 (c)                              204
      250    North Little Rock, Arkansas, Health Facilities Board,
             Health Care Revenue Bonds (Baptist Health), 5.50%
             due 7/01/2016                                                  259
      500    Pine Bluff, Arkansas, Environmental Improvement
             Revenue Refunding Bonds (International Paper
             Company Project), AMT, Series A, 6.70%
             due 8/01/2020                                                  537
      250    University of Central Arkansas, Housing System
             Revenue Bonds, 6.50% due 1/01/2010 (h)(j)                      274

California--13.2%

    2,500    Agua Caliente Band of Cahuilla Indians, California,
             Casino Revenue Bonds, 6% due 7/01/2018                       2,713
   23,000    Bay Area Toll Authority, California, Toll Bridge
             Revenue Refunding Bonds (San Francisco Bay Area),
             Series F, 5% due 4/01/2031                                  24,525
    5,000    California Pollution Control Financing Authority,
             Solid Waste Disposal Revenue Refunding Bonds
             (Waste Management Inc. Project), AMT, Series A,
             5% due 1/01/2022                                             5,215
       35    California Rural Home Mortgage Finance Authority,
             S/F Mortgage Revenue Bonds (Mortgage-Backed
             Securities Program), AMT, Series D, Class 5, 6.70%
             due 5/01/2029 (i)(l)                                            35



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                              BlackRock National Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

California (continued)

  $    75    California Rural Home Mortgage Finance Authority,
             S/F Mortgage Revenue Refunding Bonds (Mortgage
             Backed Securities Program), AMT, Series A-2, 7%
             due 9/01/2029 (i)(l)                                    $       76
    5,000    California State, GO, 5.25% due 4/01/2029                    5,361
      130    California State, GO, Refunding, 5.75%
             due 5/01/2030                                                  139
             California State, Various Purpose, GO:
   10,000      5.25% due 11/01/2027                                      10,698
   14,100      5.50% due 11/01/2033                                      15,442
    9,880    California Statewide Communities Development
             Authority, Health Facility Revenue Bonds (Memorial
             Health Services), Series A, 6% due 10/01/2023               10,969
             Chula Vista, California, Community Facilities District,
             Special Tax Bonds (Number 06-1, Eastlake Woods Area),
             Series A:
    1,080      6.05% due 9/01/2020                                        1,158
    2,965      6.15% due 9/01/2026                                        3,170
   10,000    Chula Vista, California, IDR, Refunding (San
             Diego Gas & Electric Co.), AMT, Series C, 5.25%
             due 12/01/2027                                              10,675
             Contra Costa County, California, Special Tax Bonds
             (Community Facilities District Number 2001-01):
    1,585      6% due 9/01/2026                                           1,683
    1,200      6.10% due 9/01/2031                                        1,277
    3,100    Elk Grove, California, Poppy Ridge Community
             Facilities Number 3 Special Tax, Series 1, 6%
             due 9/01/2008 (j)                                            3,237
   10,000    Fremont, California, Unified School District, Alameda
             County, GO (Election of 2002), Series B, 5%
             due 8/01/2028 (h)                                           10,623
   12,730    Los Angeles County, California, Metropolitan
             Transportation Authority, Sales Tax Revenue Refunding
             Bonds, Proposition A, First Tier Senior Series A, 5%
             due 7/01/2035 (c)                                           13,527
    2,740    Pomona, California, Public Financing Authority,
             Revenue Refunding Bonds (Merged Redevelopment
             Project), Series A1, 5.75% due 2/01/2034                     2,880
    1,100    Poway, California, Unified School District, Special Tax
             Bonds (Community District Number 6), Series A, 6.05%
             due 9/01/2025                                                1,154
    2,695    Riverside, California, Improvement Bond Act of 1915,
             Special Assessment (Riverwalk Assessment District),
             6.375% due 9/02/2026                                         2,906
    3,915    Roseville, California, Special Tax Bonds (Fiddyment
             Ranch Community Facilities Number 1), 5.125%
             due 9/01/2026                                                3,967
             Roseville, California, Special Tax (Stoneridge
             Community Facilities Number 1):
    1,250      6.20% due 9/01/2021                                        1,344
    1,125      6% due 9/01/2025                                           1,195
    2,500      6.30% due 9/01/2031                                        2,707
             Sacramento, California, Special Tax (North Natomas
             Community Facilities):
    2,200      Series 01-03, 6% due 9/01/2028                             2,316
    2,270      Series 4-C, 6% due 9/01/2028                               2,426
   30,075    Sacramento County, California, Sanitation District
             Financing Authority, Revenue Bonds, Series A, 5%
             due 12/01/2035 (c)                                          31,848
   10,000    San Diego, California, Public Facilities Financing
             Authority, Subordinated Water Revenue Refunding
             Bonds, 5% due 8/01/2032 (f)                                 10,410



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

             San Francisco, California, City and County
             Redevelopment Agency Revenue Bonds (Community
             Facilities District Number 6-Mission):
  $ 5,000      6% due 8/01/2021                                       $   5,233
    2,500      GO, Series A, 6% due 8/01/2025                             2,615
    1,075    San Francisco, California, Uptown Parking
             Corporation, Parking Revenue Bonds (Union Square),
             6% due 7/01/2020 (f)                                         1,189
    5,460    San Mateo County, California, Community College
             District, GO (Election of 2001), Series C, 5%
             due 3/01/2031                                                5,806
             Santa Margarita, California, Water District, Special
             Tax Refunding Bonds (Community Facilities District
             Number 99), Series 1:
    3,680      6.20% due 9/01/2020                                        3,926
    2,970      6.25% due 9/01/2029                                        3,164

Colorado--2.6%

    5,000    Arkansas River Power Authority, Colorado,
             Power Improvement Revenue Bonds, 5.25%
             due 10/01/2032 (k)                                           5,433
      500    Boulder County, Colorado, Hospital Development
             Revenue Bonds (Longmont United Hospital Project),
             6% due 12/01/2010 (j)(m)                                       541
      390    Colorado HFA, Revenue Bonds (S/F Program),
             Series B-3, 6.55% due 10/01/2016                               394
    4,000    Colorado HFA, Revenue Refunding Bonds (Adventist
             Health System/Sunbelt Obligor Group), Series D,
             5.25% due 11/15/2035                                         4,247
             Colorado HFA, Revenue Refunding Bonds
             (S/F Program):
      330      AMT, Senior Series A-2, 7.50% due 4/01/2031                  336
      125      AMT, Senior Series B-2, 7.10% due 4/01/2017                  129
      855      AMT, Senior Series B-2, 7.25% due 10/01/2031                 865
       35      AMT, Senior Series B-3, 6.80% due 11/01/2028                  35
      350      AMT, Senior Series C-2, 7.25%
               due 10/01/2031 (b)                                           363
      115      Senior Series A-3, 7.35% due 10/01/2030                      118
      525      Senior Series C-3, 6.75% due 10/01/2021 (b)                  545
      125      Senior Series C-3, 7.15% due 10/01/2030 (b)                  127
             Colorado Health Facilities Authority Revenue
             Refunding Bonds:
    2,500      (Catholic Health Initiatives), 5.50%
               due 9/01/2011 (j)                                          2,689
    1,000      (Christian Living Communities Project), Series A,
               5.75% due 1/01/2037                                        1,049
      550    Colorado Water Resource and Power Development
             Authority, Small Water Resources Revenue Bonds,
             Series A, 5.80% due 11/01/2010 (e)(j)                          590
             Elk Valley, Colorado, Public Improvement Revenue
             Bonds (Public Improvement Fee):
    7,560      Series A, 7.35% due 9/01/2031                              8,023
    1,100      Series B, 7.45% due 9/01/2031                              1,171
    3,685    Larimer County, Colorado, Poudre School District
             Number R-1, GO, 6% due 12/15/2010 (e)(j)                     4,000
             Plaza Metropolitan District Number 1, Colorado, Tax
             Allocation Revenue Bonds (Public Improvement Fees):
    7,700      8% due 12/01/2025                                          8,539
    1,910      8.125% due 12/01/2025                                      1,925



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                              BlackRock National Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

Connecticut--1.1%

  $ 1,000    Connecticut State Development Authority,
             Governmental Lease Revenue Bonds, 6.60%
             due 6/15/2014 (f)                                        $   1,002
    1,250    Connecticut State Development Authority, Water
             Facility Revenue Bonds (Bridgeport Hydraulic
             Company), AMT, 6.15% due 4/01/2035 (c)                       1,282
      960    Connecticut State HFA, Revenue Refunding Bonds
             (Housing Mortgage Finance Program), Series C-1,
             6.30% due 11/15/2017                                           984
             Connecticut State Health and Educational Facilities
             Authority Revenue Bonds:
    1,000      (Bridgeport Hospital), Series A, 6.625%
               due 7/01/2018 (f)                                          1,002
    1,500      (Waterbury Hospital Issue), Series C, 5.75%
               due 7/01/2020 (m)                                          1,577
    1,000      (Westover School), Series A, 5.70%
               due 7/01/2030 (m)                                          1,063
             Connecticut State Health and Educational Facilities
             Authority, Revenue Refunding Bonds (m):
        2      DRIVERS, Series 215, 8.779% due 6/01/2030 (n)                  2
    1,885      (Eastern Connecticut Health Network), Series A,
               6.50% due 7/01/2010 (j)                                    2,073
      115      (Eastern Connecticut Health Network), Series A,
               6.50% due 7/01/2030                                          126
      640      (Sacred Heart University), 6.625% due 7/01/2026              654
    5,710      (University of Hartford), Series E, 5.50%
               due 7/01/2022                                              6,196
      680    Connecticut State Higher Education Supplemental
             Loan Authority, Revenue Bonds (Family
             Education Loan Program), AMT, Series A, 5.50%
             due 11/15/2020 (f)                                             684
      860    Waterbury, Connecticut, GO, 6% due 2/01/2009 (j)(m)            910

Delaware--0.1%

    1,685    New Castle County, Delaware, PCR (General Motors
             Corporation Project), VRDN, 7% due 10/01/2008 (g)            1,685

Florida--9.2%

    2,000    Anthem Park Community Development District,
             Florida, Capital Improvement Revenue Bonds, 5.80%
             due 5/01/2036                                                2,085
    2,000    Ave Maria Stewardship Community District, Florida,
             Capital Improvement Revenue Bonds, Series A,
             5.125% due 5/01/2038                                         1,980
    1,500    Ave Maria Stewardship Community District, Florida,
             Revenue Bonds, 4.80% due 11/01/2012                          1,495
    1,670    Ballantrae, Florida, Community Development
             District, Capital Improvement Revenue Bonds, 6%
             due 5/01/2035                                                1,762
    5,000    Bartram Springs Community Development District,
             Florida, Special Assessment Refunding Bonds, 4.75%
             due 5/01/2034                                                4,947
    4,440    Baywinds Community Development District, Florida,
             Special Assessment Bonds, Series B, 4.90%
             due 5/01/2012                                                4,419
    1,825    Beacon Tradeport Community, Florida, Development
             District, Special Assessment Revenue Refunding
             Bonds (Commercial Project), Series A, 5.25%
             due 5/01/2016 (m)                                            1,958
    4,000    Broward County, Florida, Airport System Revenue
             Refunding Bonds, AMT, Series E, 5.25%
             due 10/01/2012 (f)                                           4,140



     Face
   Amount    Municipal Bonds                                           Value

Florida (continued)

  $ 2,500    CFM Community Development District, Florida,
             Capital Improvement Revenue Bonds, Series B,
             5.875% due 5/01/2014                                     $   2,600
    2,725    Duval County, Florida, School Board, COP, 5.75%
             due 7/01/2017 (h)                                            2,857
             East Homestead Community Development District,
             Florida, Special Assessment Revenue Bonds:
    1,000      5.375% due 5/01/2036                                       1,010
    1,500      5.45% due 5/01/2036                                        1,518
    1,500      Series B, 5% due 5/01/2011                                 1,514
             Fiddlers Creek, Florida, Community Development
             District Number 2, Special Assessment Revenue Bonds:
    5,350      Series A, 6.375% due 5/01/2035                             5,733
    1,050      Series B, 5.75% due 5/01/2013                              1,095
    2,000    Greater Lakes/Sawgrass Bay Community Development
             District, Florida, Special Assessment Bonds, Series A,
             5.50% due 5/01/2038                                          2,039
    7,000    Halifax Hospital Medical Center, Florida, Hospital
             Revenue Refunding and Improvement Bonds,
             Series A, 5.25% due 6/01/2026                                7,388
    1,145    Highland Meadows Community Development District,
             Florida, Special Assessment Bonds, Series A, 5.50%
             due 5/01/2036                                                1,165
   21,000    Highlands County, Florida, Health Facilities Authority,
             Hospital Revenue Refunding Bonds (Adventist Health
             System), Series G, 5.125% due 11/15/2032                    22,053
    5,000    Hillsborough County, Florida, IDA, Exempt Facilities
             Revenue Bonds (National Gypsum Company), AMT,
             Series A, 7.125% due 4/01/2030                               5,488
    1,200    Lexington Oaks, Florida, Community Development
             District, Special Assessment Revenue Bonds, Series A,
             6.70% due 5/01/2033                                          1,301
    1,030    Mediterra, Florida, South Community Development
             District, Capital Improvement Revenue Bonds, 6.85%
             due 5/01/2031                                                1,107
    2,500    Middle Village Community Development District,
             Florida, Special Assessment Bonds, Series A, 6%
             due 5/01/2035                                                2,622
    6,625    Midtown Miami, Florida, Community Development
             District, Special Assessment Revenue Bonds, Series A,
             6.25% due 5/01/2037                                          7,204
    1,000    New River Community Development District, Florida,
             Capital Improvement Revenue Bonds, Series B, 5%
             due 5/01/2013                                                  993
    1,825    Old Palm Community Development District, Florida,
             Special Assessment Bonds (Palm Beach Gardens),
             Series B, 5.375% due 5/01/2014                               1,881
    3,500    Orange County, Florida, HFA, M/F Housing Revenue
             Bonds (Loma Vista Project), Series G, 5.50%
             due 3/01/2032                                                3,599
    1,000    Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Orlando Regional
             Healthcare), 5.70% due 7/01/2026                             1,033
             Panther Trace Community Development District II,
             Florida, Special Assessment Revenue Bonds:
    5,000      5.125% due 11/01/2013                                      5,050
    5,000      Series A, 5.60% due 5/01/2035                              5,120



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                              BlackRock National Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

Florida (concluded)

  $10,000    Orlando, Florida, Greater Orlando Aviation Authority,
             Airport Facilities Revenue Bonds, AMT, Series A,
             5.25% due 10/01/2018 (e)                                 $  10,415
             Park Place Community Development District, Florida,
             Special Assessment Revenue Bonds:
    1,000      6.75% due 5/01/2032                                        1,069
    2,400      6.375% due 5/01/2034                                       2,566
    2,000    Saint Lucie, Florida, West Services District, Utility
             Revenue Refunding Bonds, Senior Lien, 6%
             due 10/01/2022 (f)                                           2,191
    2,875    Somerset Community Development District,
             Florida, Capital Improvement Revenue Bonds, 5%
             due 5/01/2015                                                2,918
      430    Sterling Hill, Florida, Community Development District,
             Capital Improvement Revenue Refunding Bonds,
             Series B, 5.50% due 11/01/2010                                 431
      380    Stoneybrook West, Florida, Community Development
             District, Special Assessment Revenue Bonds, Series B,
             6.45% due 5/01/2010                                            383
    1,190    Tern Bay Community Development District, Florida,
             Capital Improvement Revenue Refunding Bonds,
             Series B, 5% due 5/01/2015                                   1,207
    2,185    Tuscany Reserve Community Development District,
             Florida, Capital Improvement Revenue Bonds,
             Series B, 5.25% due 5/01/2016                                2,253
    3,520    University of South Florida Financing Corporation,
             COP (Master Lease Program), Refunding, Series A,
             5.375% due 7/01/2022 (c)                                     3,858
    2,060    Watergrass Community Development District, Florida,
             Special Assessment Revenue Bonds, Series B, 4.875%
             due 11/01/2010                                               2,056
    6,000    West Villages Improvement District, Florida, Special
             Assessment Revenue Refunding Bonds (Unit of
             Development Number 2), 5.80% due 5/01/2036                   6,259

Georgia--1.8%

    5,000    Atlanta, Georgia, Tax Allocation Bonds (Atlantic
             Station Project), 7.90% due 12/01/2024                       5,548
             Brunswick and Glynn County, Georgia, Development
             Authority, First Mortgage Revenue Bonds (Coastal
             Community Retirement Corporation Project), Series A:
    2,285      7.125% due 1/01/2025                                       2,267
    4,555      7.25% due 1/01/2035                                        4,539
    5,210    College Park, Georgia, Business and IDA
             Revenue Bonds (Civic Center Project), 5.75%
             due 9/01/2010 (c)(j)                                         5,666
    1,940    Fulton County, Georgia, Development Authority, PCR
             (General Motors Corporation), Refunding, VRDN, 8%
             due 4/01/2010 (g)                                            1,940
    3,450    Fulton County, Georgia, Development Authority
             Revenue Bonds (Morehouse College Project),
             5.875% due 12/01/2030 (c)                                    3,742
    2,250    Fulton County, Georgia, Residential Care Facilities,
             Revenue Refunding Bonds (Canterbury Court Project),
             Series A, 6% due 2/15/2022                                   2,289
    1,500    Milledgeville-Baldwin County, Georgia, Development
             Authority Revenue Bonds (Georgia College and State
             University Foundation), 6% due 9/01/2033                     1,650



     Face
   Amount    Municipal Bonds                                           Value

Illinois--7.5%

  $ 1,000    Bolingbrook, Illinois, Special Services Area Number 1,
             Special Tax Bonds (Forest City Project), 5.90%
             due 9/01/2007 (p)                                       $    1,021
        2    Chicago, Illinois, Board of Education, GO, DRIVERS,
             Series 199, 7.251% due 12/01/2020 (c)(n)                         2
   26,800    Chicago, Illinois, O'Hare International Airport
             Revenue Bonds, Third Lien, AMT, Series B-2, 6%
             due 1/01/2029 (k)                                           30,064
    6,915    Chicago, Illinois, O'Hare International Airport, Special
             Facility Revenue Refunding Bonds (American Airlines
             Inc. Project), 8.20% due 12/01/2024                          7,124
      350    Chicago, Illinois, Park District, GO, Refunding,
             Series B, 5.75% due 1/01/2015 (e)                              376
      230    Chicago, Illinois, Park District, Limited Tax, GO,
             Series A, 5.75% due 1/01/2016 (e)                              247
      365    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
             Series A, 7.15% due 9/01/2031 (i)(l)                           375
    2,000    Chicago, Illinois, Special Assessment Bonds (Lake
             Shore East), 6.75% due 12/01/2032                            2,169
    3,210    Cicero, Illinois, GO, Refunding (Corporate Purpose),
             6% due 12/01/2028 (f)                                        3,464
    7,000    Decatur, Illinois, GO, Refunding, 6%
             due 3/01/2008 (e)(j)                                         7,195
   10,000    Hodgkins, Illinois, Environmental Improvement
             Revenue Bonds (Metro Biosolids Management LLC
             Project), AMT, 6% due 11/01/2023                            10,415
    3,140    Illinois Development Finance Authority Revenue
             Bonds (Community Rehabilitation Providers Facilities),
             Series A, 6.50% due 7/01/2022                                3,421
             Illinois State Finance Authority Revenue Bonds, Series A:
    1,750      (Friendship Village of Schaumburg), 5.625%
               due 2/15/2037                                              1,806
    2,155      (Landing At Plymouth Place Project), 6%
               due 5/15/2037                                              2,296
             Illinois State, GO, 1st Series (f):
    8,890      5.75% due 12/01/2015                                       9,533
    3,745      5.75% due 12/01/2016                                       4,019
    4,000      5.75% due 12/01/2017                                       4,285
    3,000    Illinois State, Sales Tax Revenue Bonds, 6%
             due 6/15/2020                                                3,211
    3,000    Illinois State, Sales Tax Revenue Refunding Bonds,
             Series Q, 6% due 6/15/2009                                   3,079
    2,000    Lake County, Illinois, Forest Preservation District,
             GO (Land Acquisition and Development), 5.75%
             due 12/15/2016                                               2,150
   16,160    Metropolitan Pier and Exposition Authority, Illinois,
             Dedicated State Tax Revenue Bonds (McCormick
             Place Expansion), Series A, 5.25% due 6/15/2042 (f)         17,288
      625    Naperville, Illinois, IDR (General Motors Corporation),
             Refunding, VRDN, 8% due 12/01/2012 (g)                         625
    1,585 Village of Wheeling, Illinois, Revenue Bonds (North Milwaukee/Lake-Cook Tax Increment Financing (TIF)
             Redevelopment Project), 6% due 1/01/2025                     1,613

Iowa--0.4%

    1,000    Iowa City, Iowa, Sewer Revenue Bonds, 5.75%
             due 7/01/2021 (f)                                            1,002
    4,000    Iowa Finance Authority, Health Care Facilities,
             Revenue Refunding Bonds (Care Initiatives Project),
             9.25% due 7/01/2011 (j)                                      4,924



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                              BlackRock National Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

Kansas--0.8%

  $ 7,000    Sedgwick and Shawnee Counties, Kansas, S/F
             Mortgage Revenue Bonds (Mortgage-Backed
             Securities Program), AMT, Series B-2, 5.25%
             due 12/01/2038 (i)(l)                                   $    7,396
    1,555    Sedgwick and Shawnee Counties, Kansas, S/F
             Revenue Bonds, AMT, Series A-1, 6.95%
             due 6/01/2029 (d)                                            1,595
    2,500    Wichita, Kansas, Hospital Facilities Revenue
             Refunding and Improvement Bonds, Series III, 6.25%
             due 11/15/2019                                               2,742

Louisiana--1.3%

      400    Louisiana HFA, S/F Mortgage Revenue Bonds, AMT,
             Series D-2, 5.80% due 6/01/2020 (i)                            402
    9,500    Louisiana Local Government, Environmental Facilities,
             Community Development Authority Revenue Bonds
             (Capital Projects and Equipment Acquisition),
             Series A, 6.30% due 7/01/2030 (c)                           11,332
    5,000    Louisiana Public Facilities Authority Revenue Bonds
             (University of New Orleans Research and Technology
             Foundation, Inc.--Student Housing Project),
             5.25% due 3/01/2037 (f)                                      5,426
      610    Louisiana State, HFA, Single Family Revenue
             Refunding Bonds (Home Ownership Program),
             Series B-2, AMT, 6.20% due 12/01/2029 (b)(i)                   615
    2,000    Rapides Finance Authority, Louisiana, Environmental
             Improvement Revenue Bonds (International
             Paper Company Project), AMT, Series A, 6.55%
             due 11/15/2023                                               2,130

Maine--0.6%

    8,635    Maine Finance Authority, Solid Waste Recycling
             Facilities Revenue Bonds (Great Northern Paper
             Project-Bowater), AMT, 7.75% due 10/01/2022                  8,705

Maryland--0.4%

      500    Anne Arundel County, Maryland, Special Obligation
             Revenue Bonds (Arundel Mills Project), 7.10%
             due 7/01/2009 (j)                                              549
    1,000    Maryland State Community Development
             Administration, Department of Housing and
             Community Development, Housing Revenue Bonds,
             AMT, Series B, 6.15% due 1/01/2021                           1,041
    1,000    Maryland State Community Development
             Administration, Department of Housing and
             Community Development Revenue Bonds (Waters
             Landing II Apartments), AMT, Series A, 5.875%
             due 8/01/2033                                                1,050
    1,000    Maryland State Energy Financing Administration,
             Solid Waste Disposal Revenue Bonds, Limited
             Obligation (Wheelabrator Water Projects), AMT,
             6.45% due 12/01/2016                                         1,022
    3,200    Maryland State Health and Higher Educational
             Facilities Authority Revenue Bonds (King Farm
             Presbyterian Community), Series B, 5%
             due 1/01/2017                                                3,202

Massachusetts--0.5%

      275    Massachusetts Educational Financing Authority,
             Education Loan Revenue Refunding Bonds, AMT,
             Issue E, 5.85% due 7/01/2014 (c)                               277
    4,450    Massachusetts State Health and Educational
             Facilities Authority Revenue Bonds (Medical Center
             of Central Massachusetts), CARS, Series B, 9.717%
             due 6/23/2022 (c)(n)                                         4,743



     Face
   Amount    Municipal Bonds                                           Value

Massachusetts (concluded)

  $ 1,000    Massachusetts State Industrial Finance Agency,
             Higher Education Revenue Refunding Bonds
             (Hampshire College Project), 5.625%
             due 10/01/2007 (j)                                      $    1,034
      130    Massachusetts State Water Pollution Abatement Trust,
             Water Abatement Revenue Bonds, Series A, 6.375%
             due 2/01/2015                                                  130
    1,600    Montachusett, Massachusetts, Regional
             Vocational Technical School District, GO, 5.95%
             due 1/15/2020 (f)                                            1,716

Michigan--1.5%

    7,500    Delta County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (Mead Westvaco-Escanaba),
             Series A, 6.25% due 4/15/2012 (j)                            8,423
      500    Dickinson County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (International Paper Company
             Project), Series A, 5.75% due 6/01/2016                        535
             Eastern Michigan University, General Revenue
             Refunding Bonds (c):
      585      6% due 6/01/2010 (j)                                         634
      415      6% due 6/01/2024                                             448
    3,000    Flint, Michigan, Hospital Building Authority, Revenue
             Refunding Bonds (Hurley Medical Center), 6%
             due 7/01/2020                                                3,158
    3,325    Macomb County, Michigan, Hospital Finance
             Authority, Hospital Revenue Bonds (Mount Clemens
             General Hospital), Series B, 5.875% due 11/15/2034           3,530
    1,500    Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds (Mercy-Mount Clemens), Series A,
             6% due 5/15/2014 (f)                                         1,584
    5,000    Wayne Charter County, Michigan, Airport Revenue
             Bonds (Detroit Metropolitan Wayne County), AMT,
             Series A, 5% due 12/01/2019 (f)                              5,128

Minnesota--0.9%

      520    Anoka County, Minnesota, Solid Waste Disposal
             Revenue Bonds (Natural Rural Utilities), AMT,
             Series A, 6.95% due 12/01/2008                                 535
    1,000    Eden Prairie, Minnesota, M/F Housing Revenue
             Bonds (Rolling Hills Project), Series A, 6.15%
             due 8/20/2031 (d)                                            1,088
             Minneapolis and Saint Paul, Minnesota, Metropolitan
             Airports Commission, Airport Revenue Bonds, AMT,
             Sub-Series D (e):
      470      5.75% due 1/01/2012                                          500
      470      5.75% due 1/01/2014                                          499
    2,060      5.75% due 1/01/2015                                        2,198
      575    Minneapolis, Minnesota, Community Development
             Agency, Supported Development Revenue Bonds
             (Common Bond Fund), AMT, Series 2, 6.20%
             due 6/01/2017                                                  579
             Minneapolis, Minnesota, Health Care System
             Revenue Bonds (Allina Health System), Series A:
    1,500      5.70% due 11/15/2022                                       1,626
    2,665      5.75% due 11/15/2032                                       2,881
    1,110    Ramsey County, Minnesota, Housing and
             Redevelopment Authority, M/F Housing Revenue
             Bonds (Hanover Townhouses Project), AMT, 6%
             due 7/01/2031                                                1,148



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                              BlackRock National Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

Minnesota (concluded)

  $ 1,000    Saint Cloud, Minnesota, Health Care Revenue
             Refunding Bonds (Saint Cloud Hospital Obligation
             Group), Series A, 6.25% due 5/01/2020 (h)               $    1,085
    1,500    Waconia, Minnesota, Health Care Facilities Revenue
             Bonds (Ridgeview Medical Center Project), Series A,
             6.125% due 1/01/2029 (m)                                     1,593

Mississippi--0.1%

    1,700    Warren County, Mississippi, Environmental
             Improvement Revenue Refunding Bonds
             (International Paper Company Project), AMT, Series B,
             6.75% due 8/01/2021                                          1,830

Missouri--0.6%

    1,000    Fenton, Missouri, Tax Increment Revenue
             Refunding and Improvement Bonds (Gravois Bluffs
             Redevelopment Project), 5% due 4/01/2014                     1,048
    1,500    Kansas City, Missouri, IDA, First Mortgage Health
             Facilities Revenue Bonds (Bishop Spencer Place),
             Series A, 6.50% due 1/01/2035                                1,592
    6,500    Missouri State Housing Development Commission,
             S/F Mortgage Revenue Bonds (Homeownership Loan
             Program), AMT, Series E-1, 5.60% due 3/01/2037 (i)           7,017

Montana--0.4%

    6,000    Montana State Higher Education, Student Assistance
             Corporation, Student Loan Revenue Refunding
             Bonds, AMT, Sub-Series B, 6.40% due 12/01/2032               6,329

Nevada--1.8%

    3,500    Clark County, Nevada, Airport Revenue Bonds
             (Jet Aviation Fuel Tax), AMT, Series C, 5.375%
             due 7/01/2020 (c)                                            3,732
    1,550    Clark County, Nevada, Improvement District
             Number 142, Special Assessment Bonds, 6.375%
             due 8/01/2023                                                1,598
             Elko, Nevada, GO (Airport Improvement), AMT,
             Series B (f):
      165      6.10% due 10/01/2014                                         169
      245      6.30% due 10/01/2019                                         252
      320      6.75% due 10/01/2024                                         330
      225      7% due 10/01/2029                                            233
    2,650    Henderson, Nevada, Local Improvement Districts,
             Special Assessment, Series NO T-14, 5.80%
             due 3/01/2023                                                2,733
             Las Vegas, Nevada, Local Improvement Bonds,
             Special Assessment, Special Improvement District
             Number 808, Summerlin:
    1,740      5.875% due 6/01/2009                                       1,797
    2,005      6.125% due 6/01/2012                                       2,077
    2,235      6.25% due 6/01/2013                                        2,317
    1,905    Reno, Nevada, Special Assessment District Number 4
             (Somerset Parkway), 6.625% due 12/01/2022                    1,966
             Sparks, Nevada, Redevelopment Agency, Tax
             Allocation Revenue Refunding Bonds, Series A (m):
    3,110      6% due 1/15/2015                                           3,317
    6,315      6% due 1/15/2023                                           6,724



     Face
   Amount    Municipal Bonds                                           Value

New Hampshire--0.2%

             New Hampshire Health and Education Facilities
             Authority, Revenue Refunding Bonds:
  $ 1,750      (Elliot Hospital), Series B, 5.60% due 10/01/2022     $    1,887
      590      (Havenwood-Heritage Heights Retirement
               Community), Series A, 5% due 1/01/2016                       592
    1,035      (Havenwood-Heritage Heights Retirement
               Community), Series A, 5.35% due 1/01/2026                  1,047

New Jersey--2.4%

      310    Camden County, New Jersey, Pollution Control
             Financing Authority, Solid Waste Resource Recovery,
             Revenue Refunding Bonds, AMT, Series B, 7.50%
             due 12/01/2009                                                 314
    3,300    New Jersey EDA, Retirement Community Revenue
             Bonds (Cedar Crest Village, Inc. Facility), Series A,
             7.25% due 11/15/2011 (j)                                     3,785
    3,680    New Jersey EDA, State Lease Revenue Bonds (State
             Office Buildings Projects), 6% due 6/15/2010 (c)(j)          3,959
    3,130    New Jersey Health Care Facilities Financing Authority
             Revenue Bonds (South Jersey Hospital), 6%
             due 7/01/2012 (j)                                            3,466
    2,250    New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds (Capital Health System
             Inc.), Series A, 5.75% due 7/01/2023                         2,420
    1,090    New Jersey State Housing and Mortgage Finance
             Agency, M/F Housing Revenue Refunding Bonds,
             Series B, 6.25% due 11/01/2026 (h)                           1,140
             New Jersey State Turnpike Authority, Turnpike
             Revenue Refunding Bonds (f):
    7,025      Series A, 5.75% due 1/01/2010 (j)                          7,443
    2,975      Series A, 5.75% due 1/01/2018                              3,140
    9,500    Tobacco Settlement Financing Corporation of
             New Jersey, Asset-Backed Revenue Bonds, 7%
             due 6/01/2041                                               11,016

New Mexico--0.8%

    8,000    Farmington, New Mexico, PCR, Refunding (Public
             Service Company of New Mexico--San Juan
             Project), Series B, 6.30% due 12/01/2016                     8,172
       75    New Mexico Mortgage Finance Authority, Revenue
             Refunding Bonds, Mortgage-Backed Securities,
             Series F, 7% due 1/01/2026 (i)                                  76
    3,835    New Mexico Mortgage Financing Authority,
             S/F Mortgage Program Revenue Bonds, AMT,
             Series D, 6.15% due 7/01/2035 (i)(l)                         4,098
      250    Santa Fe County, New Mexico, Correctional System
             Revenue Bonds, 6% due 2/01/2027 (h)                            302

New York--4.8%

   10,000    Metropolitan Transportation Authority, New York,
             Transit Facilities Revenue Bonds, Series A, 5.625%
             due 7/01/2007 (f)(j)                                        10,248
    3,230    New York City, New York, City IDA, Civic Facility
             Revenue Bonds (Special Needs Facilities Pooled
             Program), Series C-1, 6% due 7/01/2012                       3,357
    4,050    New York City, New York, City IDA, Special Facility
             Revenue Bonds (British Airways Plc Project), AMT,
             7.625% due 12/01/2032                                        4,547
             New York City, New York, GO, Refunding:
    6,540      Series A, 6% due 5/15/2010 (j)                             7,088
    2,205      Series A, 6.25% due 5/15/2010 (j)(k)                       2,407
       60      Series A, 6% due 5/15/2021 (k)                                65
      675      Series H, 6% due 8/01/2007 (j)(k)                            691
      325      Series H, 6% due 8/01/2017 (k)                               333



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                              BlackRock National Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

             New York City, New York, GO, Series B (f):
  $ 6,640      5.875% due 8/01/2010 (j)                               $   7,198
    1,300      5.875% due 8/01/2015                                       1,404
             New York State Dormitory Authority, Non-State
             Supported Debt, Revenue Refunding Bonds (Mount
             Sinai-NYU Medical Center Health System), Series A:
      590      6.50% due 7/01/2010 (j)                                      647
    2,410      6.50% due 7/01/2016                                        2,598
    4,000    New York State Dormitory Authority Revenue
             Bonds (Saint Barnabas Hospital), Series A, 5.125%
             due 2/01/2022 (b)(c)                                         4,236
             New York State Dormitory Authority Revenue
             Refunding Bonds:
    2,500      (Concord Nursing Home Inc.), 6.50%
               due 7/01/2029                                              2,505
    1,680      (Mount Sinai Health), Series A, 6.50%
               due 7/01/2025                                              1,807
    3,000      (State University Educational Facilities), Series A,
               7.50% due 5/15/2013                                        3,608
    1,360    New York State Environmental Facilities Corporation,
             State Clean Water and Drinking Revenue Bonds
             (Revolving Funds), Series B, 5.875% due 1/15/2019            1,447
    2,285    Oneida County, New York, IDA Revenue Bonds
             (Civic Facility-Faxton Hospital), Series C, 6.625%
             due 1/01/2015 (m)                                            2,480
    3,000    Port Authority of New York and New Jersey,
             Consolidated Revenue Bonds, AMT, 37th
             Series, 5.50% due 7/15/2018 (h)                              3,286
       95    Suffolk County, New York, IDA, Civic Facility Revenue
             Bonds (Special Needs Facilities Pooled Program),
             Series D-1, 6% due 7/01/2012                                    99
    5,000    Triborough Bridge and Tunnel Authority, New
             York, Subordinate Revenue Bonds, 5.125%
             due 11/15/2026 (c)                                           5,338
      705    Westchester County, New York, IDA, Civic Facilities
             Revenue Bonds (Special Needs Facilities Pooled
             Program), Series E-1, 6% due 7/01/2012                         732
    8,095    Westchester County, New York, IDA, Continuing Care
             Retirement, Mortgage Revenue Bonds (Kendal on
             Hudson Project), Series A, 6.50% due 1/01/2034               8,702

North Carolina--2.6%

      920    Brunswick County, North Carolina, COP, 6%
             due 6/01/2010 (h)(j)                                           997
    4,000    North Carolina Eastern Municipal Power Agency,
             Power System Revenue Bonds, Series D, 6.75%
             due 1/01/2026                                                4,329
    4,440    North Carolina Eastern Municipal Power Agency,
             Power System Revenue Refunding Bonds, Series D,
             6.70% due 1/01/2019 (o)                                      4,812
    4,390    North Carolina HFA, Home Ownership Revenue
             Bonds, AMT, Series 9-A, 5.80% due 1/01/2020                  4,559
             North Carolina Medical Care Commission, Health
             Care Facilities, First Mortgage Revenue Bonds
             (Presbyterian Homes Project):
    2,500      6.875% due 10/01/2010 (j)                                  2,766
    3,000      5.50% due 10/01/2031                                       3,124



     Face
   Amount    Municipal Bonds                                           Value

North Carolina (concluded)

             North Carolina Medical Care Commission,
             Health Care Facilities, First Mortgage Revenue
             Refunding Bonds:
  $ 2,500      (Presbyterian Homes Project), Series B, 5.20%
               due 10/01/2021                                         $   2,574
    1,100      (Salemtowne Project), 5.10% due 10/01/2030                 1,110
             North Carolina Medical Care Commission,
             Retirement Facilities, First Mortgage Revenue Bonds:
    1,625      (Forest at Duke Project), 6.375% due 9/01/2032             1,737
    2,500      (Givens Estates Project), Series A, 6.50%
               due 7/01/2032                                              2,709
             North Carolina Municipal Power Agency Number 1,
             Catawba Electric Revenue Refunding Bonds, Series B:
      500      6.375% due 1/01/2013                                         537
    1,080      6.375% due 1/01/2013 (o)                                   1,162
    5,000      6.50% due 1/01/2020                                        5,404
    2,500      6.50% due 1/01/2020 (o)                                    2,702
             Piedmont Triad Airport Authority, North Carolina,
             Airport Revenue Refunding Bonds, Series A (h)(j):
    1,000      6% due 7/01/2009                                           1,067
    1,000      6.375% due 7/01/2009                                       1,076

Ohio--0.8%

      325    Ohio HFA, Mortgage Revenue Bonds, AMT, Series A-1,
             6.15% due 3/01/2029 (d)                                        334
    7,125    Ohio HFA, Mortgage Revenue Refunding Bonds, AMT,
             Series C, 5.90% due 9/01/2035 (i)                            7,419
    1,470    Port of Greater Cincinnati Development Authority,
             Ohio, Special Assessment Revenue Bonds
             (Cooperative Public Parking Infrastructure Project),
             6.40% due 2/15/2034                                          1,585
    3,005    Toledo-Lucas County, Ohio, Lodging Tax Revenue
             Refunding Bonds (Convention Center Project), 5.70%
             due 10/01/2015 (f)                                           3,070

Oregon--0.4%

             Forest Grove, Oregon, Campus Improvement Revenue
             Refunding Bonds (Pacific University) (j)(m):
      250      6% due 5/01/2010                                             268
      250      6.20% due 5/01/2010                                          270
             Oregon State Housing and Community Services
             Department, Mortgage Revenue Refunding Bonds
             (S/F Mortgage Program):
       40      AMT, Series A, 6.20% due 7/01/2027                            41
       55      Series A, 6.40% due 7/01/2018                                 56
      500    Portland, Oregon, M/F Housing Authority Revenue
             Bonds (Lovejoy Station Apartments Project), AMT,
             5.90% due 7/01/2023 (f)                                        520
             Portland, Oregon, Urban Renewal and
             Redevelopment Revenue Refunding Bonds (c):
    1,000      (Downtown Waterfront), Series A, 5.75%
               due 6/15/2018                                              1,074
    3,190      (South Park Blocks), Series A, 5.75%
               due 6/15/2018                                              3,425

Pennsylvania--1.9%

    3,640    Allegheny County, Pennsylvania, IDA, Environmental
             Improvement Revenue Refunding Bonds, 5.50%
             due 11/01/2016                                               3,846
    2,220    Allegheny County, Pennsylvania, Sanitation Authority,
             Sewer Revenue Bonds, 5.75% due 12/01/2010 (f)(j)             2,407



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                              BlackRock National Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania (concluded)

  $ 1,760    Bucks County, Pennsylvania, IDA, Retirement
             Community Revenue Bonds (Ann's Choice, Inc.),
             Series A, 6.125% due 1/01/2025                          $    1,875
    6,500    Delaware County, Pennsylvania, IDA, Revenue
             Refunding Bonds (Resource Recovery Facility),
             Series A, 6.10% due 7/01/2013                                6,746
             Harrisburg, Pennsylvania, Authority, University
             Revenue Bonds (Harrisburg University of Science):
    1,000      Series A, 5.40% due 9/01/2016                              1,009
    2,000      Series B, 6% due 9/01/2036                                 2,035
    4,000    Pennsylvania State Higher Educational Facilities
             Authority Revenue Bonds (University of Pennsylvania
             Medical Center Health System), Series A, 6%
             due 1/15/2031                                                4,347
    1,265    Philadelphia, Pennsylvania, Authority for IDR,
             Commercial Development, 7.75% due 12/01/2017                 1,268
    5,000    Sayre, Pennsylvania, Health Care Facilities Authority,
             Revenue Refunding Bonds (Guthrie Healthcare
             System), Series A, 5.875% due 12/01/2031                     5,412

Rhode Island--0.6%

    6,815    Rhode Island State Economic Development
             Corporation, Airport Revenue Bonds, Series B, 6%
             due 7/01/2010 (e)(j)                                         7,395
    1,000    Rhode Island State Economic Development
             Corporation Revenue Bonds (Providence Place Mall),
             6.125% due 7/01/2020 (m)                                     1,109

South Carolina--0.9%

             Medical University Hospital Authority, South Carolina,
             Hospital Facilities Revenue Refunding Bonds (j):
    2,450      6.50% due 8/15/2012                                        2,800
    5,400      Series A, 6.375% due 8/15/2012                             6,136
    5,000    South Carolina Jobs EDA, Residential Care Facilities
             Revenue Bonds (South Carolina Episcopal--
             Still Hopes Residence Project), Series A, 6.375%
             due 5/15/2032                                                5,296

South Dakota--0.4%

    3,750    Pierre, South Dakota, School District Number 32-2,
             GO, 5.75% due 8/01/2010 (h)(j)                               4,011
    1,680    South Dakota Housing Development Authority,
             Homeownership Revenue Bonds, AMT, Series C,
             5.375% due 5/01/2018                                         1,726

Tennessee--1.5%

             Chattanooga, Tennessee, Industrial Development
             Board, Lease Rent Revenue Bonds (Southside
             Redevelopment Corporation) (c):
    4,485      5.75% due 10/01/2017                                       4,788
    3,740      5.75% due 10/01/2018                                       3,990
    1,000    Johnson City, Tennessee, Health and Educational
             Facilities Board, Retirement Facility Revenue Bonds
             (Appalachian Christian Village Project), Series A,
             6.25% due 2/15/2032                                          1,050
    4,950    McMinn County, Tennessee, IDB, Solid Waste Revenue
             Bonds (Recycling Facility-Calhoun Newsprint), AMT,
             7.40% due 12/01/2022                                         5,022
    7,300    Shelby County, Tennessee, Health, Educational and
             Housing Facility Board, Hospital Revenue Refunding
             Bonds (Methodist Healthcare), 6.50% due 9/01/2012 (j)        8,349



     Face
   Amount    Municipal Bonds                                           Value

Texas--11.5%

  $ 4,000    Alliance Airport Authority, Inc., Texas, Special
             Facilities Revenue Bonds (American Airlines Inc.
             Project), AMT, 7.50% due 12/01/2029                     $    4,080
             Austin, Texas, Convention Center Revenue Bonds
             (Convention Enterprises Inc.), First Tier, Series A (j):
    5,300      6.60% due 1/01/2011                                        5,858
    2,300      6.70% due 1/01/2011                                        2,550
   10,630    Austin, Texas, Revenue Bonds (Town Lake Community
             Events Center Venue), 6.20% due 11/15/2009 (e)(j)           11,375
             Bexar County, Texas, Health Facilities Development
             Corporation, Revenue Refunding Bonds (Army
             Retirement Residence Project) (j):
      600      6.125% due 7/01/2012                                         674
    1,750      6.30% due 7/01/2012                                        1,982
    2,280    Brazos River Authority, Texas, PCR, Refunding
             (Texas Utility Company), AMT, Series A, 7.70%
             due 4/01/2033                                                2,677
    4,250    Brazos River Authority, Texas, Revenue Refunding
             Bonds (Reliant Energy, Inc. Project), Series B, 7.75%
             due 12/01/2018                                               4,502
    3,700    Brazos River, Texas, Harbor Navigation District,
             Brazoria County Environmental Revenue Refunding
             Bonds (Dow Chemical Company Project), AMT,
             Series A-7, 6.625% due 5/15/2033                             4,116
      525    Central Texas Housing Finance Corporation,
             S/F Mortgage Revenue Bonds (GNMA Mortgage
             Program), AMT, 8.20% due 6/28/2017 (b)(d)                      543
      600    Dallas, Texas, Industrial Development Corporation,
             IDR (CR/PL Inc. Project), VRDN, AMT, 7.50%
             due 8/01/2017 (g)                                              603
    3,620 Dallas-Fort Worth, Texas, International Airport Facility Improvement Corporation, Revenue Bonds (Learjet
             Inc.), AMT, Series A-1, 6.15% due 1/01/2016                  3,645
    4,825    Dawson County, Texas, Hospital District, GO, 5.125%
             due 2/15/2031 (c)                                            5,092
    1,260    Fort Bend County, Texas, Municipal Utility District
             Number 23, GO, 6.625% due 9/01/2007 (j)(m)                   1,285
             Gregg County, Texas, Health Facilities Development
             Corporation, Hospital Revenue Bonds (Good
             Shepherd Medical Center Project) (j)(m):
    3,500      6.375% due 10/01/2010                                      3,849
    1,000      6.875% due 10/01/2010                                      1,116
    5,465    Gulf Coast Waste Disposal Authority, Texas, Revenue
             Refunding Bonds (International Paper Company),
             AMT, Series A, 6.10% due 8/01/2024                           5,884
             HFDC of Central Texas, Inc., Retirement Facilities
             Revenue Bonds:
    2,255      Series A, 5.75% due 11/01/2036                             2,316
    1,850      (Village at Gleannloch Farms), Series A, 5.50%
               due 2/15/2037                                              1,898
   15,000    Houston, Texas, Airport System Revenue Refunding
             Bonds, Sub-Lien, AMT, Series A, 5.50%
             due 7/01/2023 (h)                                           15,714
    6,000    Houston, Texas, Airport System, Special Facilities
             Revenue Bonds (Continental Airlines), AMT, Series E,
             7% due 7/01/2029                                             6,481
    4,000    Kerrville, Texas, Health Facilities Development
             Corporation, Hospital Revenue Bonds (Sid Peterson
             Memorial Hospital Project), 5.25% due 8/15/2021              4,192



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                              BlackRock National Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

Texas (concluded)

  $ 8,080    Matagorda County, Texas, Navigation District
             Number 1, Revenue Refunding Bonds (Reliant
             Energy Inc.), Series C, 8% due 5/01/2029                $    8,554
    7,350    Matagorda County, Texas, Port of Bay City Authority
             Revenue Bonds (Hoechst Celanese Corp. Project),
             AMT, 6.50% due 5/01/2026                                     7,507
    4,825    Port Corpus Christi, Texas, Individual Development
             Corporation, Environmental Facilities Revenue Bonds
             (Citgo Petroleum Corporation Project), AMT, 8.25%
             due 11/01/2031                                               4,969
    1,000    Red River, Texas, Education Finance Revenue
             Bonds (Saint Mark's School-Texas Project), 6%
             due 8/15/2019                                                1,062
    1,000    South Plains, Texas, Housing Finance Corporation,
             S/F Mortgage Revenue Bonds, AMT, Series A, 7.30%
             due 9/01/2031 (i)                                            1,014
             Southeast Texas Housing Finance Corporation,
             Revenue Bonds, AMT (d)(l):
       85      Series A, 8% due 11/01/2025                                   86
      155      Series B, 8.50% due 11/01/2025                               158
             Tarrant County, Texas, Cultural Education Facilities
             Financing Corporation, Retirement Facilities Revenue
             Refunding Bonds (Northwest Senior Housing--
             Edgemere Project), Series A:
    2,200      6% due 11/15/2026                                          2,370
    3,000      6% due 11/15/2036                                          3,212
             Texas State Public Finance Authority, Building
             Revenue Bonds (h)(j):
    2,100      (General Services Commission Project), Series A,
               6% due 2/01/2010                                           2,241
    1,000      (State Preservation Project), Series B, 6%
               due 8/01/2009                                              1,059
   45,000    Texas State Turnpike Authority, Central Texas Turnpike
             System Revenue Bonds, First Tier, Series A, 5.75%
             due 8/15/2038 (c)                                           49,192
    4,930    Upper Trinity Regional Water District, Texas, Water
             Revenue Bonds (Regional Treated Water Supply
             System), Series A, 6% due 8/01/2010 (e)(j)                   5,309
             Webster, Texas, GO, COP, Series A (h):
    1,500      6% due 3/01/2010 (j)                                       1,603
      805      6% due 3/01/2021                                             858

Utah--0.1%

      815    Utah State HFA, S/F Mortgage Revenue Refunding
             Bonds, AMT, Series C, Class III, 5.50% due 1/01/2018           831

Virginia--0.6%

    2,425    Chesterfield County, Virginia, IDA, PCR, Refunding
             (Virginia Electric and Power Company), Series B,
             5.875% due 6/01/2017                                         2,627
    4,590    Montgomery County, Virginia, IDA, Lease Revenue
             Bonds, Series B, 5.125% due 1/15/2019 (f)                    4,793
             Norfolk, Virginia, Redevelopment and Housing
             Authority, First Mortgage Revenue Bonds (Retirement
             Community), Series A:
      500      6% due 1/01/2025                                             527
    1,100      6.125% due 1/01/2035                                       1,160



     Face
   Amount    Municipal Bonds                                           Value

Washington--1.8%

  $ 5,000    Energy Northwest, Washington, Electric Revenue
             Refunding Bonds (Project Number 3), Series A,
             5.50% due 7/01/2017 (h)                                 $    5,389
    3,000    Port of Seattle, Washington, Special Facilities
             Revenue Bonds, Series A, 6% due 3/01/2010 (f)(j)             3,235
    3,010    Seattle, Washington, Drain and Wastewater Utility
             Revenue Bonds, 5.75% due 11/01/2009 (f)(j)                   3,212
             Seattle, Washington, Housing Authority Revenue
             Bonds:
    2,750      (Newholly Project), AMT, 6.25% due 12/01/2035              2,842
    4,710      (Replacement Housing Project), 6.125%
               due 12/01/2032                                             4,833
    7,750    Tacoma, Washington, Electric System
             Revenue Refunding Bonds, Series A, 5.75%
             due 1/01/2011 (h)(j)                                         8,415

Wisconsin--0.7%

    1,000    Wisconsin Housing and Economic Development
             Authority, Home Ownership Revenue Bonds, AMT,
             Series C, 6% due 9/01/2036                                   1,061
    1,960    Wisconsin State, GO, AMT, Series B, 6.20%
             due 11/01/2026 (f)                                           1,982
             Wisconsin State Health and Educational Facilities
             Authority Revenue Bonds (Synergyhealth Inc.):
    3,155      6% due 11/15/2023                                          3,456
    3,700      6% due 11/15/2032                                          4,029

Guam--0.0%

      115    Guam Housing Corporation, S/F Mortgage Revenue
             Bonds, AMT, Series A, 5.75% due 9/01/2031 (l)                  125

Puerto Rico--2.4%

    8,045    Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Bonds, 5.75% due 7/01/2022                                   8,883
   20,000    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Tax and Capital Appreciation
             Revenue Bonds, Series A, 4.64% due 7/01/2032 (e)(p)          6,488
             Puerto Rico Commonwealth, Public Improvement,
             GO, Refunding:
      785      5.70% due 7/01/2020 (f)(p)                                   836
    5,500      Series B, 5.25% due 7/01/2032                              5,920
   15,000    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series NN, 5.125% due 7/01/2029                      15,748

U.S. Virgin Islands--0.6%

    8,000    Virgin Islands Government Refinery Facilities,
             Revenue Refunding Bonds (Hovensa Coker Project),
             AMT, 6.50% due 7/01/2021                                     9,022

             Total Municipal Bonds
             (Cost--$1,240,921)--84.1%                                1,306,123



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (concluded)                              (In Thousands)

                                              BlackRock National Municipal Fund


     Face
   Amount    Municipal Bonds Held in Trust (s)                         Value

California--1.9%

 $ 28,500    Los Angeles, California, Unified School District, GO,
             Series A, 5% due 1/01/2028 (f)                          $   30,068

Connecticut--0.7%

   10,045    Connecticut State Health and Educational Facilities
             Authority Revenue Refunding Bonds (Eastern
             Connecticut Health Network), Series A, 6.50%
             due 7/01/2030 (m)                                           11,047

District of Columbia--0.6%

   10,000    Distrtict of Columbia, GO, Refunding, Series A, 6%
             due 6/01/2007 (f)(j)                                        10,296

Florida--2.4%

   14,000    Lee County, Florida, Airport Revenue Bonds, AMT,
             Series A, 6% due 10/01/2029 (h)                             15,118
   20,115    Port St. Lucie, Florida, Utility Revenue Bonds, 5.125%
             due 9/01/2036 (f)                                           21,663

Illinois--1.4%

   21,235    Chicago, Illinois, Board of Education, GO (Chicago
             School Reform), 5.75% due 12/01/2007 (c)(j)                 22,059

Michigan--0.9%

   13,500    Hartland, Michigan, Consolidated School District,
             GO, Refunding, 5.125% due 5/01/2029                         14,035

New Jersey--2.9%

   22,000    New Jersey EDA, School Facilities Construction Revenue
             Bonds, Series O, 5.25% due 3/01/2024                        23,804
   20,000    New Jersey State Turnpike Authority, Turnpike
             Revenue Refunding Bonds, Series A, 5.75%
             due 1/01/2018 (f)                                           21,110

Pennsylvania--2.5%

   36,210    Philadelphia, Pennsylvania, Redevelopment Authority
             Revenue Bonds (Neighborhood Transformation), Series A,
             5.3% due 4/15/2026 (e)                                      38,526



     Face
   Amount    Municipal Bonds Held in Trust (s)                         Value

South Carolina--1.4%

  $21,215    South Carolina State Ports Authority, Ports Revenue
             Bonds, AMT, 5.30% due 7/01/2026 (h)                     $   21,778

Texas--5.1%

   36,500    Dallas-Fort Worth, Texas, International Airport
             Revenue Bonds, AMT, Series A, 6% due 11/01/2024 (e)         38,509
   18,860    Houston, Texas, Airport System Revenue Refunding
             Bonds, Sub-Lien, Series B, 5.20% due 7/01/2018 (e)          19,346
   20,000    Houston, Texas, Combined Utility System, First Lien
             Revenue Refunding Bonds, Series A, 5.125%
             due 5/15/2028 (f)                                           21,244

Puerto Rico--0.6%

             Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue Bonds
             (Hospital de la Concepcion), Series A:
    4,000      6.125% due 11/15/2025                                      4,347
    4,220      6.125%, due 11/15/2030                                     4,615

             Total Municipal Bonds Held in Trust
             (Cost--$312,581)--20.4%                                    317,565



   Shares
     Held    Short-Term Securities

   51,864    Merrill Lynch Institutional Tax-Exempt Fund,
             5.19% (q)(r)                                                51,864

             Total Short-Term Securities
             (Cost--$51,864)--3.3%                                       51,864

Total Investments (Cost--$1,605,366*)--107.8%                         1,675,552
Other Assets Less Liabilities--2.1%                                      31,881
Liability for Trust Certificates, Including Interest
Expense Payable--(9.9%)                                               (153,286)
                                                                     ----------
Net Assets--100.0%                                                   $1,554,147
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $     1,456,813
                                                    ===============
    Gross unrealized appreciation                   $        67,220
    Gross unrealized depreciation                           (1,186)
                                                    ---------------
    Net unrealized appreciation                     $        66,034
                                                    ===============

(a) Escrowed to maturity.

(b) FHA Insured.

(c) AMBAC Insured.

(d) GNMA Collateralized.

(e) FGIC Insured.

(f) MBIA Insured.

(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(h) FSA Insured.

(i) FNMA/GNMA Collateralized.

(j) Prerefunded.

(k) XL Capital Insured.

(l) FHLMC Collateralized.

(m) Radian Insured.

(n) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(o) ACA Insured.

(p) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(q) Represents the current yield as of December 31, 2006.

(r) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund     (1,660)          $827


(s) Securities represent underlying bonds transferred to a separate securitizaion trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

    See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments as of December 31, 2006                  (In Thousands)

                                            BlackRock High Yield Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

Alabama--1.0%

  $   500    Tuscaloosa, Alabama, Special Care Facilities Financing
             Authority, Residential Care Facility Revenue Bonds
             (Capstone Village, Inc. Project), Series A, 5.875%
             due 8/01/2036                                           $      512

Arizona--3.6%

      300    Maricopa County, Arizona, IDA, Education Revenue
             Bonds (Arizona Charter Schools Project 1), Series A,
             6.75% due 7/01/2029                                            306
    1,000    Phoenix, Arizona, IDA, Airport Facility, Revenue
             Refunding Bonds (America West Airlines Inc. Project),
             AMT, 6.30% due 4/01/2023                                     1,021
      500    Queen Creek Improvement District Number 001,
             Arizona, Special Assessment Bonds, 5%
             due 1/01/2032                                                  509

California--4.1%

      500    Lammersville, California, School District, Special Tax
             Bonds (Community Facilities District Number 2002--
             Mountain House), 5.125% due 9/01/2035                          505
      500    Roseville, California, Special Tax Bonds (Fiddyment
             Ranch Community Facilities Number 1), 5.25%
             due 9/01/2036                                                  509
      500    Temecula, California, Public Financing Authority,
             Community Facilities District Number 01-2, Special
             Tax Refunding Bonds, Sub-Series B, 5.10%
             due 9/01/2036                                                  504
      565    Temecula Valley, California, Unified School District,
             Community Facilities District Number 2005-1, Special
             Tax Bonds, 5% due 9/01/2036                                    565

Colorado--4.0%

    1,000    Colorado HFA, Revenue Refunding Bonds (Adventist
             Health System/Sunbelt Obligor Group), Series D,
             5.25% due 11/15/2035                                         1,062
      450    Colorado Health Facilities Authority, Revenue
             Refunding Bonds (Christian Living Communities
             Project), Series A, 5.75% due 1/01/2037                        472
      500    Sorrel Ranch Metropolitan District, Colorado, Limited
             Tax, GO, 5.75% due 12/01/2036                                  511

Connecticut--2.1%

    1,000    Connecticut State Health and Educational Facilities
             Authority Revenue Bonds (University of Hartford),
             Series G, 5.25% due 7/01/2036 (h)                            1,077

Florida--9.2%

      500    Greater Lakes/Sawgrass Bay Community Development
             District, Florida, Special Assessment Bonds, Series A,
             5.50% due 5/01/2038                                            510
      500    Highland Meadows Community Development District,
             Florida, Special Assessment Bonds, Series A, 5.50%
             due 5/01/2036                                                  509
    1,000    Hillsborough County, Florida, IDA, Hospital Revenue
             Bonds (Tampa General Hospital Project), 5.25%
             due 10/01/2041                                               1,052
      600    Lee County, Florida, IDA, Health Care Facilities,
             Revenue Refunding Bonds (Shell Point/Alliance
             Obligor Group), 5% due 11/15/2032                              606



     Face
   Amount    Municipal Bonds                                           Value

Florida (concluded)

  $   500    New River Community Development District, Florida,
             Capital Improvement Revenue Bonds, Series B, 5%
             due 5/01/2013                                           $      496
    1,000    Pine Ridge Plantation Community Development
             District, Florida, Capital Improvement and Special
             Assessment Bonds, Series B, 5% due 5/01/2011                 1,005
      500    Santa Rosa Bay Bridge Authority, Florida, Revenue
             Bonds, 6.25% due 7/01/2028                                     506

Georgia--4.0%

      500    Brunswick and Glynn County, Georgia, Development
             Authority, First Mortgage Revenue Bonds (Coastal
             Community Retirement Corporation Project), Series A,
             7.25% due 1/01/2035                                            498
    1,000    Richmond County, Georgia, Development Authority,
             Environmental Improvement Revenue Bonds
             (International Paper Co. Projects), AMT, Series A, 5%
             due 8/01/2030                                                1,005
      555    Savannah, Georgia, EDA, First Mortgage Revenue
             Bonds (Marshes of Skidaway), Series B, 6%
             due 1/01/2034                                                  550

Illinois--1.0%

      500    Illinois State Finance Authority Revenue Bonds (Three
             Crowns Park Plaza), Series A, 5.875% due 2/15/2038             526

Iowa--1.0%

      500    Iowa Financing Authority, Health Facilities Revenue
             Refunding Bonds (Care Initiatives Project), Series A,
             5% due 7/01/2019                                               506

Kansas--3.0%

    1,000    Sedgwick and Shawnee Counties, Kansas,
             S/F Mortgage Revenue Bonds (Mortgage-Backed
             Securities Program), AMT, Series B-2, 5.25%
             due 12/01/2038 (b)(c)                                        1,057
      450    Wyandotte County, Kansas, Kansas City Unified
             Government Revenue Refunding Bonds (General
             Motors Corporation Project), 6% due 6/01/2025                  454

Maryland--6.5%

      540    Baltimore, Maryland, Convention Center
             Hotel Revenue Bonds, Sub-Series B, 5.875%
             due 9/01/2039                                                  572
    1,000    Maryland State Community Development
             Administration, Department of Housing and
             Community Development, Residential Revenue
             Refunding Bonds, AMT, Series L, 4.80%
             due 9/01/2021                                                1,021
    1,000    Maryland State Energy Financing Administration,
             Limited Obligation Revenue Bonds (Cogeneration-
             AES Warrior Run), AMT, 7.40% due 9/01/2019                   1,006
             Maryland State Health and Higher Educational
             Facilities Authority Revenue Bonds:
      500      (King Farm Presbyterian Community), Series A,
               5.30% due 1/01/2037                                          493
      250      (Washington Christian Academy), 5.25%
               due 7/01/2018                                                250



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                            BlackRock High Yield Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

Massachusetts--2.1%

  $   390    Massachusetts State Development Finance Agency
             Revenue Bonds (Curry College), Series A, 5.25%
             due 3/01/2026 (e)                                       $      414
      650    Massachusetts State Health and Educational
             Facilities Authority, Revenue Refunding Bonds
             (Bay Cove Human Services Issue), Series A, 5.90%
             due 4/01/2028                                                  662

Nevada--2.0%

    1,000    Clark County, Nevada, IDR (Southwest Gas Corp.
             Project), AMT, Series A, 4.75% due 9/01/2036 (f)             1,006

New Hampshire--4.0%

             New Hampshire Health and Education Facilities
             Authority, Revenue Refunding Bonds:
      950      (Havenwood-Heritage Heights Retirement
               Community), Series A, 5.40% due 1/01/2030                    959
    1,015      (Southern New Hampshire University), 5%
               due 1/01/2027 (e)                                          1,060

New Jersey--9.2%

    1,000    New Jersey EDA, Retirement Community Revenue
             Refunding Bonds (Seabrook Village, Inc.), 5.25%
             due 11/15/2036                                               1,011
      490    New Jersey EDA, Special Facility Revenue Bonds
             (Continental Airlines Inc. Project), AMT, 6.625%
             due 9/15/2012                                                  525
      650    New Jersey Health Care Facilities Financing Authority
             Revenue Bonds (Pascack Valley Hospital Association),
             6.625% due 7/01/2036                                           712
    1,000    New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds (South Jersey Hospital
             System), 5% due 7/01/2046                                    1,030
    1,420    New Jersey State Housing and Mortgage Finance
             Agency, S/F Revenue Refunding Bonds, AMT,
             Series M, 4.875% due 10/01/2026                              1,452

New York--10.6%

      500    Erie County, New York, IDA, Revenue Bonds
             (Orchard Park CCRC, Inc. Project), Series A, 6%
             due 11/15/2036                                                 535
    1,000    Nassau County, New York, Tobacco Settlement
             Corporation, Senior Asset-Backed Revenue Refunding
             Bonds, Series A-3, 5% due 6/01/2035                          1,023
      500    New York City, New York, City IDA, PILOT Revenue
             Bonds (Queens Baseball Stadium Project), 5%
             due 1/01/2036 (a)                                              534
      750    New York City, New York, City IDA, Special Facility
             Revenue Bonds (JetBlue Airways Corporation Project),
             AMT, 5.125% due 5/15/2030                                      743
    1,000    New York Liberty Development Corporation Revenue
             Bonds (National Sports Museum Project), Series A,
             6.125% due 2/15/2019                                         1,058
    1,000    New York State Dormitory Authority, Non-State
             Supported Debt, Revenue Refunding Bonds (New
             York University Hospital Center), Series A, 5%
             due 7/01/2026                                                1,025
      500    Onondaga County, New York, IDA, PCR (Anheuser-
             Busch Companies, Inc. Project), Refunding, Series A,
             4.875% due 7/01/2041                                           510



     Face
   Amount    Municipal Bonds                                           Value

North Carolina--1.0%

  $   500    North Carolina Medical Care Commission,
             Health Care Facilities, First Mortgage Revenue
             Refunding Bonds (Salemtowne Project), 5.10%
             due 10/01/2030                                          $      504

North Dakota--2.0%

    1,000    Ward County, North Dakota, Health Care Facility
             Revenue Refunding Bonds (Trinity Health Obligated
             Group), 5.125% due 7/01/2029                                 1,041

Ohio--1.8%

      875    Richland County, Ohio, Hospital Facilities Revenue
             Refunding Bonds (MedCentral Health System),
             5.25% due 11/15/2036                                           927

Pennsylvania--1.0%

      500    Harrisburg, Pennsylvania, Authority, University
             Revenue Bonds (Harrisburg University of Science),
             Series B, 6% due 9/01/2036                                     509

Rhode Island--2.0%

    1,000    Rhode Island Housing and Mortgage Finance
             Corporation, Homeownership Opportunity Revenue
             Bonds, AMT, Series 53-B, 5% due 10/01/2046                   1,019

South Carolina--2.0%

    1,000    Connector 2000 Association, Inc., South Carolina,
             Toll Road and Capital Appreciation Revenue Bonds,
             Senior Series B, 7.97% due 1/01/2015 (j)                       535
      500    Myrtle Beach, South Carolina, Tax Increment
             Revenue Bonds (Myrtle Beach Air Force Base),
             Series A, 5.25% due 11/01/2026                                 508

Tennessee--1.4%

      700    Sullivan County, Tennessee, Health, Educational &
             Housing Facilities Board, Hospital Revenue Bonds
             (Wellmont Health System Project), Series C, 5.25%
             due 9/01/2036                                                  735

Texas--11.3%

    1,000    Alliance Airport Authority, Inc., Texas, Special
             Facilities Revenue Bonds (American Airlines Inc.
             Project), AMT, 7.50% due 12/01/2029                          1,020
      500    Alliance Airport Authority, Inc., Texas, Special
             Facilities Revenue Refunding Bonds (FedEx Corp.
             Project), AMT, 4.85% due 4/01/2021                             509
      500    Brazos River Authority, Texas, PCR (TXU Energy
             Company LLC Project), AMT, 5% due 3/01/2041                    502
      500    Dallas, Texas, Industrial Development Corporation,
             IDR (CR/PL Inc. Project), VRDN, AMT, 7.50%
             due 8/01/2017 (k)                                              503
      655    HFDC of Central Texas, Inc., Retirement Facilities
             Revenue Bonds, Series A, 5.75% due 11/01/2036                  673
    1,000    Harlandale, Texas, Independent School District,
             School Building, GO, 4.75% due 8/15/2040                     1,020
      500    Houston, Texas, Airport System, Special Facilities
             Revenue Bonds (Continental Airlines), AMT, Series E,
             7.375% due 7/01/2022                                           548
    1,000    Texas State Public Financing Authority, Charter
             School Financing Corporation, Revenue Refunding
             Bonds (KIPP, Inc.), Series A, 5% due 2/15/2036 (e)           1,021



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Schedule of Investments (concluded)                              (In Thousands)

                                            BlackRock High Yield Municipal Fund


     Face
   Amount    Municipal Bonds                                           Value

Utah--3.3%

  $ 1,640    Utah Housing Corporation, S/F Mortgage
             Revenue Bonds, AMT, Series A-1, Class I, 5%
             due 7/01/2037                                           $    1,677

Virginia--4.9%

      500    Fairfax County, Virginia, EDA, Retirement Revenue
             Refunding Bonds (Greenspring Village Inc.), Series A,
             4.875% due 10/01/2036                                          508
      500    Farms of New Kent, Virginia, Community
             Development Authority, Special Assessment Bonds,
             Series C, 5.80% due 3/01/2036                                  502
      450    Henrico County, Virginia, EDA, Residential Care
             Facility, Mortgage Revenue Refunding Bonds
             (Westminster-Canterbury Of Winchester, Inc.), 5%
             due 10/01/2027                                                 463



     Face
   Amount    Municipal Bonds                                           Value

Virginia (concluded)

  $ 1,000    Virginia State HDA, Commonwealth Mortgage
             Revenue Bonds, Series H, Sub-Series H-1, 5.35%
             due 7/01/2031 (g)                                       $    1,036

             Total Municipal Bonds
             (Cost--$49,552)--98.1%                                      50,194


   Shares
     Held    Short-Term Securities

      901    Merrill Lynch Institutional Tax-Exempt Fund, 5.19% (d)(i)      901

             Total Short-Term Securities
             (Cost--$901)--1.7%                                             901

Total Investments (Cost--$50,453*)--99.8%                                51,095
Other Assets Less Liabilities--0.2%                                          79
                                                                     ----------
Net Assets--100.0%                                                   $   51,174
                                                                     ==========


* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $        50,453
                                                    ===============
    Gross unrealized appreciation                   $           683
    Gross unrealized depreciation                              (41)
                                                    ---------------
    Net unrealized appreciation                     $           642
                                                    ===============

(a) AMBAC Insured.

(b) FHLMC Collateralized.

(c) FNMA/GNMA Collateralized.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                        Net          Dividend
    Affiliate                                         Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund         901            $30

(e) ACA Insured.

(f) FGIC Insured.

(g) MBIA Insured.

(h) Radian Insured.

(i) Represents the current yield as of December 31, 2006.

(j) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(k) Security may have a maturity date of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on prevailing market rates.

    See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Statements of Assets and Liabilities

                                                                  BlackRock          BlackRock       BlackRock        BlackRock
                                                                  Short-Term         Municipal        National        High Yield
                                                                  Municipal           Insured        Municipal        Municipal
As of December 31, 2006                                              Fund               Fund            Fund             Fund
Assets

       Investments in unaffiliated securities, at value*        $  298,733,933  $   984,437,114  $ 1,623,688,142  $    50,194,362
       Investments in affiliated securities, at value**              6,716,153       24,032,239       51,864,136          901,074
       Unrealized appreciation on forward interest rate swaps               --          629,894               --               --
       Cash                                                             76,694           78,887           47,664           95,074
       Receivables:
           Securities sold                                                  --          230,000       15,838,423               --
           Interest                                                  4,931,041       14,606,847       25,067,429          727,858
           Capital shares sold                                         740,027        1,129,259        3,847,327          426,241
           Dividends from affiliates                                        --           79,204               --               --
       Prepaid expenses and other assets                                45,517          786,555           76,146           32,529
                                                               ---------------  ---------------  ---------------  ---------------
       Total assets                                                311,243,365    1,026,009,999    1,720,429,267       52,377,138
                                                               ---------------  ---------------  ---------------  ---------------

Liabilities

       Trust certificates                                                   --       92,563,129      152,705,330               --
       Payables:
           Securities purchased                                             --        3,602,948        6,202,912          996,275
           Capital shares redeemed                                     925,744          188,210          745,069               --
           Dividends to shareholders                                   819,840        2,849,184        4,933,776          192,170
           Interest expense                                                 --          588,405          581,062               --
           Investment adviser                                           40,311          296,573          640,589            8,751
           Distributor                                                  18,286          117,563          270,406            4,813
           Other affiliates                                             55,968           84,582          203,256            1,464
           Distributions to shareholders                                    --            1,005               --               --
       Accrued expenses and other liabilities                           32,848           40,882              145               --
                                                               ---------------  ---------------  ---------------  ---------------
       Total liabilities                                             1,892,997      100,332,481      166,282,545        1,203,473
                                                               ---------------  ---------------  ---------------  ---------------

Net Assets

       Net assets                                              $   309,350,368  $   925,677,518  $ 1,554,146,722  $    51,173,665
                                                               ===============  ===============  ===============  ===============

Net Assets Consist of

       Undistributed investment income--net                            484,005        1,223,119          957,407               --
       Accumulated realized capital gains (losses)--net            (9,106,526)      (4,672,904)     (43,820,792)           49,841
       Unrealized appreciation--net                                    255,962       47,404,556       70,186,209          642,622
                                                               ---------------  ---------------  ---------------  ---------------
       Total accumulated earnings (losses)--net                    (8,366,559)       43,954,771       27,322,824          692,463
                                                               ---------------  ---------------  ---------------  ---------------
       BlackRock Common Stock, $.10 par value++                        104,298               --               --               --
       Institutional Common Stock, $.10 par value++++                1,427,629        8,112,882        8,903,078          461,070
       Investor A Common Stock, $.10 par value++++++                     9,641        2,245,599        3,044,086           19,812
       Investor A1 Common Stock, $.10 par value++++++++              1,398,205               --               --               --
       Investor B Common Stock, $.10 par value++++++++++               172,885          709,540        1,137,867               --
       Investor C Common Stock, $.10 par value++++++++++++               5,503           15,413          143,744           21,987
       Investor C1 Common Stock, $.10 par value++++++++++++++               --          738,985        1,470,760               --
       Paid-in capital in excess of par                            314,598,766      869,900,328    1,512,124,363       49,978,333
                                                               ---------------  ---------------  ---------------  ---------------
       Net Assets                                              $   309,350,368  $   925,677,518  $ 1,554,146,722  $    51,173,665
                                                               ===============  ===============  ===============  ===============



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Statements of Assets and Liabilities (concluded)

                                                                  BlackRock          BlackRock       BlackRock        BlackRock
                                                                  Short-Term         Municipal        National        High Yield
                                                                  Municipal           Insured        Municipal        Municipal
As of December 31, 2006                                              Fund               Fund            Fund             Fund
Net Asset Value

       BlackRock:
           Net assets                                          $    10,347,384               --               --               --
                                                               ===============  ===============  ===============  ===============
           Shares outstanding                                        1,042,979               --               --               --
                                                               ===============  ===============  ===============  ===============
           Net asset value and redemption price per share      $          9.92               --               --               --
                                                               ===============  ===============  ===============  ===============
       Institutional:
           Net assets                                          $   141,576,404  $   635,311,750  $   941,220,449  $    46,922,237
                                                               ===============  ===============  ===============  ===============
           Shares outstanding                                       14,276,290       81,128,819       89,030,783        4,610,700
                                                               ===============  ===============  ===============  ===============
           Net asset value and redemption price per share      $          9.92  $          7.83  $         10.57  $         10.18
                                                               ===============  ===============  ===============  ===============
       Investor A:
           Net assets                                          $       956,391  $   175,791,450  $   321,965,117  $     2,013,713
                                                               ===============  ===============  ===============  ===============
           Shares outstanding                                           96,408       22,455,989       30,440,858          198,122
                                                               ===============  ===============  ===============  ===============
           Net asset value and redemption price per share      $          9.92  $          7.83  $         10.58  $         10.16
                                                               ===============  ===============  ===============  ===============
       Investor A1:
           Net assets                                          $   138,777,992               --               --               --
                                                               ===============  ===============  ===============  ===============
           Shares outstanding                                       13,982,047               --               --               --
                                                               ===============  ===============  ===============  ===============
           Net asset value and redemption price per share      $          9.93               --               --               --
                                                               ===============  ===============  ===============  ===============
       Investor B:
           Net assets                                            $  17,146,403  $    55,523,427  $   120,246,881               --
                                                               ===============  ===============  ===============  ===============
           Shares outstanding                                        1,728,847        7,095,397       11,378,673               --
                                                               ===============  ===============  ===============  ===============
           Net asset value and redemption price per share      $          9.92  $          7.83   $        10.57               --
                                                               ===============  ===============  ===============  ===============
       Investor C:
           Net assets                                          $       545,794  $     1,207,788  $    15,205,228  $     2,237,715
                                                               ===============  ===============  ===============  ===============
           Shares outstanding                                           55,025          154,131        1,437,435          219,866
                                                               ===============  ===============  ===============  ===============
           Net asset value and redemption price per share      $          9.92  $          7.84  $         10.58  $         10.18
                                                               ===============  ===============  ===============  ===============
       Investor C1:
           Net assets                                                       --  $    57,843,103  $   155,509,047               --
                                                               ===============  ===============  ===============  ===============
           Shares outstanding                                               --        7,389,849       14,707,603               --
                                                               ===============  ===============  ===============  ===============
           Net asset value and redemption price per share                   --  $          7.83  $         10.57               --
                                                               ===============  ===============  ===============  ===============
              * Identified cost for unaffiliated securities    $   298,477,971  $   935,717,984  $ 1,553,501,933  $    49,551,740
                                                               ===============  ===============  ===============  ===============
             ** Identified cost for affiliated securities      $     6,716,153  $    25,976,707  $    51,864,136  $       901,074
                                                               ===============  ===============  ===============  ===============
             ++ Authorized shares--BlackRock                       150,000,000               --               --               --
                                                               ===============  ===============  ===============  ===============
           ++++ Authorized shares--Institutional                   150,000,000      500,000,000      375,000,000      100,000,000
                                                               ===============  ===============  ===============  ===============
         ++++++ Authorized shares--Investor A                      150,000,000      500,000,000      375,000,000      100,000,000
                                                               ===============  ===============  ===============  ===============
       ++++++++ Authorized shares--Investor A1                     150,000,000               --               --               --
                                                               ===============  ===============  ===============  ===============
     ++++++++++ Authorized shares--Investor B                      150,000,000      375,000,000      375,000,000               --
                                                               ===============  ===============  ===============  ===============
   ++++++++++++ Authorized shares--Investor C                      150,000,000               --      375,000,000      100,000,000
                                                               ===============  ===============  ===============  ===============
 ++++++++++++++ Authorized shares--Investor C1                              --      375,000,000      375,000,000               --
                                                               ===============  ===============  ===============  ===============

                See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Statements of Operations

                                                                  BlackRock          BlackRock       BlackRock        BlackRock
                                                                  Short-Term         Municipal        National        High Yield
                                                                  Municipal           Insured        Municipal        Municipal
For the Six Months Ended December 31, 2006                           Fund               Fund            Fund             Fund
Investment Income

       Interest                                                $     5,607,365  $    23,620,482  $    42,185,974  $       828,770
       Dividends from affiliates                                       196,458          619,564          826,771           30,179
       Other                                                                --           44,141               --               --
                                                               ---------------  ---------------  ---------------  ---------------
       Total income                                                  5,803,823       24,284,187       43,012,745          858,949
                                                               ---------------  ---------------  ---------------  ---------------

Expenses

       Investment advisory fees                                        543,152        1,703,266        3,478,626           97,458
       Interest expense and fees                                            --        1,881,768        3,148,445               --
       Service and distribution fees--Class C                           33,491               --               --               --
       Service and distribution fees--Investor B                        35,793          229,297          478,552               --
       Service and distribution fees--Investor C                           718            1,677           19,066            5,918
       Service fees--Investor A                                            193          219,563          380,978              882
       Service fees--Investor A1                                        66,137               --               --               --
       Accounting services                                              59,838          138,396          207,387              262
       Transfer agent fees--Investor C1                                     --           12,101           38,242               --
       Transfer agent fees--Institutional                               32,213          105,791          229,711            2,365
       Transfer agent fees--Investor A                                      34           28,795           76,095               45
       Transfer agent fees--Investor A1                                 29,983               --               --               --
       Custodian fees                                                   15,565           27,635           43,551            2,707
       Registration fees                                                21,209           23,851           41,795               22
       Transfer agent fees--Investor B                                   6,591           12,656           37,931               --
       Transfer agent fees--Class C                                     10,352               --               --               --
       Professional fees                                                19,119           26,472           33,550           15,891
       Printing and shareholder reports                                  8,617           27,924           42,227            1,942
       Transfer agent fees--Investor C                                     938               59            7,625               80
       Transfer agent fees--BlackRock                                      570               --               --               --
       Service and distribution fees--Investor C1                           --          240,345          612,823               --
       Pricing services                                                  4,748           10,487           27,868            1,182
       Directors' fees and expenses                                      3,618            9,561           14,137              717
       Offering costs                                                       --               --               --           57,338
       Other                                                            16,731           30,771           38,987            6,863
                                                               ---------------  ---------------  ---------------  ---------------
       Total expenses before waiver                                    909,610        4,730,415        8,957,596          193,672
       Waiver of expenses                                            (101,635)          (8,640)         (48,597)         (72,994)
                                                               ---------------  ---------------  ---------------  ---------------
       Total expenses after waiver                                     807,975        4,721,775        8,908,999          120,678
                                                               ---------------  ---------------  ---------------  ---------------
       Investment income--net                                        4,995,848       19,562,412       34,103,746          738,271
                                                               ---------------  ---------------  ---------------  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                        (1,432,074)          993,882        7,631,916           60,146
           Forward interest rate swaps--net                                 --      (1,234,061)               --               --
                                                               ---------------  ---------------  ---------------  ---------------
       Total realized gain (loss)--net                             (1,432,074)        (240,179)        7,631,916           60,146
                                                               ---------------  ---------------  ---------------  ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                          2,548,098       22,391,960       22,038,932          642,622
           Forward interest rate swaps--net                                 --          629,894               --               --
                                                               ---------------  ---------------  ---------------  ---------------
       Total change in unrealized appreciation/
       depreciation--net                                             2,548,098       23,021,854       22,038,932          642,622
                                                               ---------------  ---------------  ---------------  ---------------
       Total realized and unrealized gain--net                       1,116,024       22,781,675       29,670,848          702,768
                                                               ---------------  ---------------  ---------------  ---------------
       Net Increase in Net Assets Resulting from Operations    $     6,111,872  $    42,344,087  $    63,774,594  $     1,441,039
                                                               ===============  ===============  ===============  ===============

           * Fund commenced operations on August 1, 2006.

             See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Statements of Changes in Net Assets                                                           BlackRock Short-Term Municipal Fund

                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                  December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                    2006              2006
Operations

       Investment income--net                                                                  $     4,995,848    $     9,982,288
       Realized loss--net                                                                          (1,432,074)        (2,592,944)
       Change in unrealized appreciation/depreciation--net                                           2,548,098        (1,927,943)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          6,111,872          5,461,401
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           BlackRock                                                                                  (74,449)                 --
           Institutional                                                                           (2,330,470)        (4,454,151)
           Investor A                                                                                  (2,353)                 --
           Investor A1                                                                             (2,042,236)        (3,080,084)
           Investor B                                                                                (286,990)          (696,530)
           Investor C                                                                                  (1,654)                 --
           Class C                                                                                   (257,695)        (1,751,261)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (4,995,847)        (9,982,026)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (28,028,846)      (118,737,525)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (26,912,821)      (123,258,150)
       Beginning of period                                                                         336,263,189        459,521,339
                                                                                               ---------------    ---------------
       End of period*                                                                          $   309,350,368    $   336,263,189
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       484,005    $       484,004
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Statements of Changes in Net Assets                                                              BlackRock Municipal Insured Fund
(As Restated for the Year Ended 2006. See Note 8)

                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                  December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                    2006              2006
Operations

       Investment income--net                                                                  $    19,562,412    $    42,545,175
       Realized gain (loss)--net                                                                     (240,179)          6,736,805
       Change in unrealized appreciation/depreciation--net                                          23,021,854       (43,062,066)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         42,344,087          6,219,914
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                          (13,860,466)       (29,830,404)
           Investor A                                                                              (3,552,259)        (7,533,857)
           Investor B                                                                              (1,082,457)        (2,879,619)
           Investor C                                                                                  (5,952)                 --
           Investor C1                                                                             (1,048,135)        (2,276,067)
       Realized gain--net:
           Institutional                                                                           (3,420,293)        (2,535,229)
           Investor A                                                                                (945,702)          (682,505)
           Investor B                                                                                (299,415)          (295,880)
           Investor C                                                                                  (6,273)                 --
           Investor C1                                                                               (312,142)          (235,289)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (24,533,094)       (46,268,850)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (31,426,731)       (66,044,701)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (13,615,738)      (106,093,637)
       Beginning of period                                                                         939,293,256      1,045,386,893
                                                                                               ---------------    ---------------
       End of period*                                                                          $   925,677,518    $   939,293,256
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,223,119    $     1,209,976
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Statements of Changes in Net Assets                                                             BlackRock National Municipal Fund
(As Restated for the Year Ended 2006. See Note 8)

                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                  December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                    2006              2006
Operations

       Investment income--net                                                                  $    34,103,746    $    67,217,185
       Realized gain--net                                                                            7,631,916         12,238,185
       Change in unrealized appreciation--net                                                       22,038,932       (53,182,340)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         63,774,594         26,273,030
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Institutional                                                                          (21,700,258)       (43,778,940)
           Investor A                                                                              (6,803,950)       (11,906,520)
           Investor B                                                                              (2,526,866)        (6,469,017)
           Investor C                                                                                 (69,531)                 --
           Investor C1                                                                             (2,992,681)        (4,988,554)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (34,093,286)       (67,143,031)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                           76,044,291         46,489,740
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                105,725,599          5,619,739
       Beginning of period                                                                       1,448,421,123      1,442,801,384
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 1,554,146,722    $ 1,448,421,123
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       957,407    $       946,947
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Statement of Changes in Net Assets                                                            BlackRock High Yield Municipal Fund


                                                                                                                 For the Period
                                                                                                                August 1, 2006++
                                                                                                                to December 31,
Increase (Decrease) in Net Assets:                                                                                    2006
Operations

       Investment income--net                                                                                     $       738,271
       Realized gain--net                                                                                                  60,146
       Change in unrealized appreciation--net                                                                             642,622
                                                                                                                  ---------------
       Net increase in net assets resulting from operations                                                             1,441,039
                                                                                                                  ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                                                (704,104)
           Investor A                                                                                                    (14,543)
           Investor C                                                                                                    (19,624)
       Realized gain--net:
           Institutional                                                                                                  (9,444)
           Investor A                                                                                                       (407)
           Investor C                                                                                                       (454)
                                                                                                                  ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders                            (748,576)
                                                                                                                  ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                                              50,480,452
                                                                                                                  ---------------

Net Assets

       Total increase in net assets                                                                                    51,172,915
       Beginning of period                                                                                                    750
                                                                                                                  ---------------
       End of period                                                                                              $    51,173,665
                                                                                                                  ===============

           ++ Commencement of operations.

              See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights                                                                          BlackRock Short-Term Municipal Fund


                                                                                                                  BlackRock
                                                                                                                    Shares

                                                                                                                For the Period
                                                                                                              October 2, 2006++
The following per share data and ratios have been derived                                                      to December 31,
from information provided in the financial statements.                                                               2006
Per Share Operating Performance

Net asset value, beginning of period                                                                              $          9.93
                                                                                                                  ---------------
Investment income--net**                                                                                                      .07
Realized and unrealized gain--net                                                                                              --
                                                                                                                  ---------------
Total from investment operations                                                                                              .07
                                                                                                                  ---------------
Less dividends from investment income--net                                                                                  (.08)
                                                                                                                  ---------------
Net asset value, end of period                                                                                    $          9.92
                                                                                                                  ===============

Total Investment Return

Based on net asset value per share                                                                                        .71%+++
                                                                                                                  ===============

Ratios to Average Net Assets

Expenses, net of waiver                                                                                                     .35%*
                                                                                                                  ===============
Expenses                                                                                                                    .44%*
                                                                                                                  ===============
Investment income--net                                                                                                     3.30%*
                                                                                                                  ===============

Supplemental Data

Net assets, end of period (in thousands)                                                                          $        10,347
                                                                                                                  ===============
Portfolio turnover                                                                                                         75.80%
                                                                                                                  ===============

      * Annualized.

     ** Based on average shares outstanding.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                              BlackRock Short-Term Municipal Fund

                                                                                   Institutional

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $      9.88  $      9.99   $     10.05  $     10.17  $     10.13  $     10.05
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net                                    .16++        .27++         .19++        .18++        .27++          .34
Realized and unrealized gain (loss)--net                    .08        (.11)         (.06)        (.12)          .02          .08
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .24          .16           .13          .06          .29          .42
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends from investment income--net                (.20)        (.27)         (.19)        (.18)        (.25)        (.34)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      9.92  $      9.88   $      9.99  $     10.05  $     10.17  $     10.13
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return

Based on net asset value per share                     2.02%+++        1.57%         1.30%         .59%        2.87%        4.10%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver                                   .41%*         .44%          .43%         .42%         .42%         .46%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                  .48%*         .45%          .44%         .43%         .43%         .46%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   3.18%*        2.66%         1.88%        1.78%        2.44%        3.30%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   141,576  $   149,333   $   186,877  $   243,443  $   251,137  $   204,936
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       75.80%       82.77%        87.42%       69.08%       44.61%       74.74%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ++ Based on average shares outstanding.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                              BlackRock Short-Term Municipal Fund

                                                                                                                  Investor A

                                                                                                                For the Period
                                                                                                              October 2, 2006++
The following per share data and ratios have been derived                                                      to December 31,
from information provided in the financial statements.                                                               2006
Per Share Operating Performance

Net asset value, beginning of period                                                                              $          9.93
                                                                                                                  ---------------
Investment income--net***                                                                                                     .05
Realized and unrealized gain--net                                                                                             .01
                                                                                                                  ---------------
Total from investment operations                                                                                              .06
                                                                                                                  ---------------
Less dividends from investment income--net                                                                                  (.07)
                                                                                                                  ---------------
Net asset value, end of period                                                                                    $          9.92
                                                                                                                  ===============

Total Investment Return**

Based on net asset value per share                                                                                        .65%+++
                                                                                                                  ===============

Ratios to Average Net Assets

Expenses, net of waiver                                                                                                     .61%*
                                                                                                                  ===============
Expenses                                                                                                                    .71%*
                                                                                                                  ===============
Investment income--net                                                                                                     3.05%*
                                                                                                                  ===============

Supplemental Data

Net assets, end of period (in thousands)                                                                          $           956
                                                                                                                  ===============
Portfolio turnover                                                                                                         75.80%
                                                                                                                  ===============

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                              BlackRock Short-Term Municipal Fund

                                                                                    Investor A1

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $      9.89  $     10.00   $     10.06  $     10.18  $     10.14  $     10.06
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net                                    .15++        .26++         .18++        .17++        .24++          .32
Realized and unrealized gain (loss)--net                    .03        (.11)         (.06)        (.12)          .04          .08
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .18          .15           .12          .05          .28          .40
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends from investment income--net                (.14)        (.26)         (.18)        (.17)        (.24)        (.32)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      9.93  $      9.89   $     10.00  $     10.06  $     10.18  $     10.14
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                     1.97%+++        1.47%         1.20%         .50%        2.77%        3.99%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver                                   .51%*         .54%          .53%         .52%         .52%         .56%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                  .58%*         .55%          .54%         .53%         .53%         .56%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   3.09%*        2.55%         1.76%        1.68%        2.31%        3.13%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   138,778  $    99,293   $   141,172  $   244,741  $   248,454  $   140,744
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       75.80%       82.77%        87.42%       69.08%       44.61%       74.74%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

     ++ Based on average shares outstanding.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                              BlackRock Short-Term Municipal Fund


                                                                                     Investor B

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period               $       9.88  $     10.00   $     10.05  $     10.17  $     10.13  $     10.06
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net                                    .14++        .23++         .15++        .14++        .21++          .29
Realized and unrealized gain (loss)--net                    .26        (.12)         (.05)        (.12)          .04          .07
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .40          .11           .10          .02          .25          .36
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends from investment income--net                (.36)        (.23)         (.15)        (.14)        (.21)        (.29)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      9.92  $      9.88   $     10.00  $     10.05  $     10.17  $     10.13
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                     1.84%+++        1.11%         1.04%         .24%        2.51%        3.62%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver                                   .78%*         .80%          .79%         .77%         .78%         .82%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                  .85%*         .81%          .80%         .78%         .79%         .82%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   2.81%*        2.28%         1.50%        1.43%        2.10%        2.87%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    17,146  $    23,769   $    38,565  $    63,135  $    83,886  $    81,967
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       75.80%       82.77%        87.42%       69.08%       44.61%       74.74%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

     ++ Based on average shares outstanding.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                              BlackRock Short-Term Municipal Fund

                                                                                                                  Investor C

                                                                                                                For the Period
                                                                                                              October 2, 2006++
The following per share data and ratios have been derived                                                      to December 31,
from information provided in the financial statements.                                                               2006
Per Share Operating Performance

Net asset value, beginning of period                                                                              $          9.93
                                                                                                                  ---------------
Investment income--net***                                                                                                     .04
Realized and unrealized gain--net                                                                                             .01
                                                                                                                  ---------------
Total from investment operations                                                                                              .05
                                                                                                                  ---------------
Less dividends from investment income--net                                                                                  (.06)
                                                                                                                  ---------------
Net asset value, end of period                                                                                    $          9.92
                                                                                                                  ===============

Total Investment Return**

Based on net asset value per share                                                                                        .46%+++
                                                                                                                  ===============

Ratios to Average Net Assets

Expenses, net of waiver                                                                                                    1.35%*
                                                                                                                  ===============
Expenses                                                                                                                   1.44%*
                                                                                                                  ===============
Investment income--net                                                                                                     2.30%*
                                                                                                                  ===============

Supplemental Data

Net assets, end of period (in thousands)                                                                          $           546
                                                                                                                  ===============
Portfolio turnover                                                                                                         75.80%
                                                                                                                  ===============

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                                 BlackRock Municipal Insured Fund
(As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 8)

                                                                                   Institutional

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $      7.69  $      8.00   $      7.70  $      8.07  $      7.80  $      7.69
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net                                  .17++++      .35++++       .36++++      .40++++      .41++++          .41
Realized and unrealized gain (loss)--net                    .18        (.28)           .30        (.37)          .27          .11
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .35          .07           .66          .03          .68          .52
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.17)        (.35)         (.36)        (.40)        (.41)        (.41)
   Realized gain--net                                     (.04)        (.03)            --           --           --         --++
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                         (.21)        (.38)         (.36)        (.40)        (.41)        (.41)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      7.83  $      7.69   $      8.00  $      7.70  $      8.07  $      7.80
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return

Based on net asset value per share                     4.60%+++         .82%         8.74%         .35%        8.88%        7.03%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest
expense                                                   .45%*         .45%          .46%         .46%         .46%         .47%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                   .85%*         .74%          .63%         .66%         .71%         .78%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                  .86%*         .74%          .64%         .67%         .71%         .78%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   4.30%*        4.40%         4.58%        5.04%        5.13%        5.35%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   635,312  $   639,687   $   707,134  $   733,310  $   855,757  $   878,018
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          10%          41%           47%          44%          33%          28%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ++ Amount is less than $(.01) per share.

   ++++ Based on average shares outstanding.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                                 BlackRock Municipal Insured Fund
(As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 8)

                                                                                     Investor A

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $      7.68  $      8.00   $      7.70  $      8.07  $      7.79  $      7.69
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net                                  .16++++      .33++++       .34++++      .38++++      .39++++          .39
Realized and unrealized gain (loss)--net                    .19        (.29)           .30        (.37)          .28          .10
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .35          .04           .64          .01          .67          .49
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.16)        (.33)         (.34)        (.38)        (.39)        (.39)
   Realized gain--net                                     (.04)        (.03)            --           --           --         --++
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                         (.20)        (.36)         (.34)        (.38)        (.39)        (.39)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      7.83  $      7.68   $      8.00  $      7.70  $      8.07  $      7.79
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                     4.60%+++         .44%         8.47%         .10%        8.77%        6.63%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest
expense                                                   .70%*         .70%          .71%         .71%         .71%         .72%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                  1.10%*         .99%          .88%         .91%         .96%        1.03%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                 1.11%*         .99%          .89%         .91%         .96%        1.03%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   4.05%*        4.15%         4.33%        4.79%        4.88%        5.10%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   175,791  $   172,083   $   182,216  $   183,007  $   187,805  $   161,110
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          10%          41%           47%          44%          33%          28%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

     ++ Amount is less than $(.01) per share.

   ++++ Based on average shares outstanding.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                                 BlackRock Municipal Insured Fund
(As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 8)

                                                                                     Investor B

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $      7.68  $      7.99   $      7.69  $      8.07  $      7.79  $      7.68
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net                                  .14++++      .29++++       .30++++      .34++++      .35++++          .36
Realized and unrealized gain (loss)--net                    .19        (.28)           .30        (.38)          .28          .11
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .33          .01           .60        (.04)          .63          .47
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.14)        (.29)         (.30)        (.34)        (.35)        (.36)
   Realized gain--net                                     (.04)        (.03)            --           --           --         --++
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                         (.18)        (.32)         (.30)        (.34)        (.35)        (.36)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      7.83  $      7.68   $      7.99  $      7.69  $      8.07  $      7.79
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                     4.34%+++         .05%         7.93%       (.53%)        8.21%        6.23%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest
expense                                                  1.21%*        1.21%         1.21%        1.21%        1.22%        1.23%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                  1.61%*        1.50%         1.39%        1.42%        1.47%        1.53%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                 1.61%*        1.50%         1.40%        1.42%        1.47%        1.53%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   3.54%*        3.64%         3.83%        4.29%        4.38%        4.58%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    55,523  $    66,477   $    91,355  $   111,524  $   160,177  $   182,241
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          10%          41%           47%          44%          33%          28%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

     ++ Amount is less than $(.01) per share.

   ++++ Based on average shares outstanding.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                                 BlackRock Municipal Insured Fund

                                                                                                                  Investor C

                                                                                                                For the Period
                                                                                                              October 2, 2006++
The following per share data and ratios have been derived                                                      to December 31,
from information provided in the financial statements.                                                               2006
Per Share Operating Performance

Net asset value, beginning of period                                                                              $          7.88
                                                                                                                  ---------------
Investment income--net***                                                                                                     .05
Realized and unrealized gain--net                                                                                             .02
                                                                                                                  ---------------
Total from investment operations                                                                                              .07
                                                                                                                  ---------------
Less dividends and distributions:
       Investment income--net                                                                                               (.07)
       Realized gain--net                                                                                                   (.04)
                                                                                                                  ---------------
Total dividends and distributions                                                                                           (.11)
                                                                                                                  ---------------
Net asset value, end of period                                                                                    $          7.84
                                                                                                                  ===============

Total Investment Return**

Based on net asset value per share                                                                                        .85%+++
                                                                                                                  ===============

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest expense                                                                     1.39%*
                                                                                                                  ===============
Expenses, net of waiver                                                                                                    1.79%*
                                                                                                                  ===============
Expenses                                                                                                                   1.79%*
                                                                                                                  ===============
Investment income--net                                                                                                     3.31%*
                                                                                                                  ===============

Supplemental Data

Net assets, end of period (in thousands)                                                                          $         1,208
                                                                                                                  ===============
Portfolio turnover                                                                                                            10%
                                                                                                                  ===============

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                                 BlackRock Municipal Insured Fund
(As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 8)

                                                                                    Investor C1

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $      7.68  $      8.00   $      7.69  $      8.07  $      7.79  $      7.68
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net                                  .14++++      .28++++       .30++++      .33++++      .34++++          .35
Realized and unrealized gain (loss)--net                    .19        (.29)           .31        (.38)          .28          .11
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .33        (.01)           .61        (.05)          .62          .46
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.14)        (.28)         (.30)        (.33)        (.34)        (.35)
   Realized gain--net                                     (.04)        (.03)            --           --           --         --++
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                         (.18)        (.31)         (.30)        (.33)        (.34)        (.35)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      7.83  $      7.68   $      8.00  $      7.69  $      8.07  $      7.79
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                     4.31%+++       (.12%)         8.01%       (.58%)        8.16%        6.18%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest
expense                                                  1.27%*        1.26%         1.26%        1.26%        1.27%        1.28%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                  1.67%*        1.55%         1.44%        1.47%        1.52%        1.58%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                 1.67%*        1.55%         1.45%        1.47%        1.52%        1.58%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   3.51%*        3.59%         3.77%        4.23%        4.31%        4.56%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    57,843  $    61,046   $    64,682  $    61,794  $    66,089  $    34,541
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          10%          41%           47%          44%          33%          28%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

     ++ Amount is less than $(.01) per share.

   ++++ Based on average shares outstanding.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                                BlackRock National Municipal Fund
(As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 8)

                                                                                   Institutional

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     10.36  $     10.66   $     10.29  $     10.54  $     10.26  $     10.14
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net                                   .25+++       .51+++        .53+++       .55+++       .56+++          .62
Realized and unrealized gain (loss)--net                    .23        (.30)           .37        (.25)          .28          .12
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .48          .21           .90          .30          .84          .74
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.27)        (.51)         (.53)        (.55)        (.56)        (.62)
   Realized gain--net                                        --           --            --           --           --         --++
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                         (.27)        (.51)         (.53)        (.55)        (.56)        (.62)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     10.57  $     10.36   $     10.66  $     10.29  $     10.54  $     10.26
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return

Based on net asset value per share                    4.47%++++        2.02%         8.89%        2.88%        8.34%        6.98%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest
expense                                                   .56%*         .58%          .59%         .60%         .59%         .62%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                   .98%*         .83%          .72%         .71%         .75%         .96%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                  .99%*         .83%          .72%         .71%         .76%         .96%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   4.72%*        4.87%         5.02%        5.23%        5.35%        5.55%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   941,220  $   890,984   $   909,125  $   907,419  $   624,192  $   626,935
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          46%          56%           33%          20%          34%          27%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

    +++ Based on average shares outstanding.

     ++ Amount is less than $(.01) per share.

   ++++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                                BlackRock National Municipal Fund
(As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 8)

                                                                                     Investor A

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     10.37  $     10.67   $     10.29  $     10.54  $     10.27  $     10.15
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net                                   .24+++       .49+++        .50+++       .52+++       .53+++          .53
Realized and unrealized gain (loss)--net                    .21        (.30)           .38        (.25)          .27          .12
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .45          .19           .88          .27          .80          .65
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.24)        (.49)         (.50)        (.52)        (.53)        (.53)
   Realized gain--net                                        --           --            --           --           --         --++
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                         (.24)        (.49)         (.50)        (.52)        (.53)        (.53)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     10.58  $     10.37   $     10.67  $     10.29  $     10.54  $     10.27
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return*

Based on net asset value per share                    4.34%++++        1.77%         8.73%        2.62%        7.98%        6.72%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest
expense                                                  .81%**         .83%          .84%         .85%         .84%         .87%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                 1.23%**        1.08%          .97%         .95%        1.00%        1.20%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                1.24%**        1.08%          .97%         .96%        1.01%        1.20%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                  4.47%**        4.61%         4.76%        4.97%        5.10%        5.30%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   321,965  $   283,814   $   248,231  $   207,376  $   200,108  $   137,225
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          46%          56%           33%          20%          34%          27%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Total investment returns exclude the effects of sales charges.

     ** Annualized.

    +++ Based on average shares outstanding.

     ++ Amount is less than $(.01) per share.

   ++++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                                BlackRock National Municipal Fund
(As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 8)

                                                                                     Investor B

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     10.36  $     10.66   $     10.28  $     10.53  $     10.26  $     10.14
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net                                   .21+++       .43+++        .45+++       .47+++       .48+++          .53
Realized and unrealized gain (loss)--net                    .21        (.30)           .38        (.26)          .27          .12
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .42          .13           .83          .21          .75          .65
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.21)        (.43)         (.45)        (.46)        (.48)        (.53)
   Realized gain--net                                        --           --            --           --           --         --++
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                         (.21)        (.43)         (.45)        (.46)        (.48)        (.53)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     10.57  $     10.36   $     10.66  $     10.28  $     10.53  $     10.26
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return*

Based on net asset value per share                    4.07%++++        1.25%         8.18%        2.10%        7.43%        6.18%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest
expense                                                 1.32%**        1.34%         1.35%        1.35%        1.34%        1.38%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                 1.74%**        1.59%         1.48%        1.46%        1.51%        1.71%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                1.75%**        1.59%         1.48%        1.46%        1.52%        1.71%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                  3.96%**        4.11%         4.27%        4.47%        4.59%        4.80%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   120,247  $   134,177   $   177,553  $   217,814  $   321,477  $   295,827
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          46%          56%           33%          20%          34%          27%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Total investment returns exclude the effects of sales charges.

     ** Annualized.

    +++ Based on average shares outstanding.

     ++ Amount is less than $(.01) per share.

   ++++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                                BlackRock National Municipal Fund

                                                                                                                  Investor C

                                                                                                                For the Period
                                                                                                              October 2, 2006++
The following per share data and ratios have been derived                                                      to December 31,
from information provided in the financial statements.                                                               2006
Per Share Operating Performance

Net asset value, beginning of period                                                                              $         10.57
                                                                                                                  ---------------
Investment income--net***                                                                                                     .07
Realized and unrealized gain--net                                                                                             .03
                                                                                                                  ---------------
Total from investment operations                                                                                              .10
                                                                                                                  ---------------
Less dividends and distributions investment income--net                                                                     (.09)
                                                                                                                  ---------------
Net asset value, end of period                                                                                    $         10.58
                                                                                                                  ===============

Total Investment Return*

Based on net asset value per share                                                                                      1.00%++++
                                                                                                                  ===============

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest expense                                                                    1.58%**
                                                                                                                  ===============
Expenses, net of waiver                                                                                                   2.00%**
                                                                                                                  ===============
Expenses                                                                                                                  2.01%**
                                                                                                                  ===============
Investment income--net                                                                                                    3.65%**
                                                                                                                  ===============

Supplemental Data

Net assets, end of period (in thousands)                                                                          $        15,205
                                                                                                                  ===============
Portfolio turnover                                                                                                            46%
                                                                                                                  ===============

      * Total investment returns exclude the effects of sales charges.

     ** Annualized.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

   ++++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                                BlackRock National Municipal Fund
(As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 8)

                                                                                    Investor C1

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                    December 31,                  For the Year Ended June 30,
provided in the financial statements.                     2006        2006         2005         2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $     10.36  $     10.66   $     10.29  $     10.54  $     10.26  $     10.14
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net                                   .21+++       .43+++        .44+++       .46+++       .47+++          .53
Realized and unrealized gain (loss)--net                    .22        (.29)           .37        (.25)          .28          .12
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .43          .14           .81          .21          .75          .65
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.22)        (.44)         (.44)        (.46)        (.47)        (.53)
   Realized gain--net                                        --           --            --           --           --         --++
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                         (.22)        (.44)         (.44)        (.46)        (.47)        (.53)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     10.57    $   10.36     $   10.66    $   10.29    $   10.54    $   10.26
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return*

Based on net asset value per share                    4.05%++++        1.20%         8.02%        2.05%        7.48%        6.13%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest
expense                                                 1.38%**        1.39%         1.40%        1.40%        1.39%        1.43%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                 1.80%**        1.63%         1.53%        1.51%        1.56%        1.76%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                1.80%**        1.63%         1.53%        1.51%        1.57%        1.76%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                  3.93%**        4.05%         4.20%        4.42%        4.54%        4.76%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   155,509  $   139,447   $   107,893  $    74,849  $    77,906  $    52,822
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          46%          56%           33%          20%          34%          27%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Total investment returns exclude the effects of sales charges.

     ** Annualized.

    +++ Based on average shares outstanding.

     ++ Amount is less than $(.01) per share.

   ++++ Aggregate total investment income.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Financial Highlights (continued)                                                              BlackRock High Yield Municipal Fund

                                                                                                      For the Period
                                                                                                     August 1, 2006++
The following per share data and ratios have been derived                                          to December 31, 2006
from information provided in the financial statements.                                 Institutional    Investor A    Investor C
Per Share Operating Performance

Net asset value, beginning of period                                                    $     10.00    $     10.00    $     10.00
                                                                                        -----------    -----------    -----------
Investment income--net***                                                                       .17            .14            .12
Realized and unrealized gain--net                                                               .19            .19            .19
                                                                                        -----------    -----------    -----------
Total from investment operations                                                                .36            .33            .31
                                                                                        -----------    -----------    -----------
Less dividends and distributions:
  Investment income--net                                                                      (.18)          (.17)          (.13)
  Realized gain--net                                                                         --++++         --++++         --++++
                                                                                        -----------    -----------    -----------
Total dividends and distributions                                                             (.18)          (.17)          (.13)
                                                                                        -----------    -----------    -----------
Net asset value, end of period                                                          $     10.18      $   10.16     $    10.18
                                                                                        ===========    ===========    ===========

Total Investment Return**

Based on net asset value per share                                                         3.58%+++       3.29%+++       3.16%+++
                                                                                        ===========    ===========    ===========

Ratios to Average Net Assets

Expenses, net of waiver                                                                       .64%*          .89%*         1.64%*
                                                                                        ===========    ===========    ===========
Expenses                                                                                     1.06%*         1.26%*         2.04%*
                                                                                        ===========    ===========    ===========
Investment income--net                                                                       4.20%*         4.12%*         3.32%*
                                                                                        ===========    ===========    ===========
Supplemental Data

Net assets, end of period (in thousands)                                                $    46,922    $     2,014    $     2,238
                                                                                        ===========    ===========    ===========
Portfolio turnover                                                                            5.67%          5.67%          5.67%
                                                                                        ===========    ===========    ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges for Investor A and Investor C Shares.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

   ++++ Amount is less than $(.01) per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Municipal Bond Fund, Inc. (consisting of Merrill Lynch Short-Term Portfolio, Merrill Lynch Insured Portfolio, Merrill Lynch National Portfolio and Merrill Lynch High Yield Portfolio) was renamed BlackRock Municipal Bond Fund, Inc. (the "Bond Fund"), consisting of BlackRock Short-Term Municipal Fund, BlackRock Municipal Insured Fund, BlackRock National Municipal Fund and BlackRock High Yield Municipal Fund (the "Funds" or individually as the "Fund"), respectively. The Bond Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. For the BlackRock High Yield Municipal Fund, prior to the commencement of operations on August 1, 2006, the Fund had no operations other than those relating to organizational matters and the issue of the 75 shares of common stock of the Fund to Fund Asset Management, L.P. ("FAM") for $750. The Bond Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Bond Fund's Funds offer multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C1 Shares, respectively. BlackRock High Yield Municipal Fund's Class C Shares were redesignated Investor C and BlackRock Short-Term Municipal Fund's Class A Shares were redesignated Investor A1. Newly created BlackRock, Investor A and Investor C Shares commenced operations on October 2, 2006, with the exception of BlackRock High Yield Municipal Fund, which commenced on August 1, 2006. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor A1 Shares are sold with a front-end sales charge. Shares of Investor B, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor A1, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the account maintenance of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A and Investor A1 distribution plan, as applicable). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Bond Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Bond Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Bond Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Bond Fund from a pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Bond Fund.

(b) Derivative financial instruments--The Funds may engage in various portfolio investment strategies both to increase their returns and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Funds may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements (continued)



Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward interest rate swaps--The Funds may enter into forward interest rate swaps. In a forward interest rate swap, the Funds and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Funds from the counterparty. When the agreement is closed, the Funds record a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which each Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by each Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--The BlackRock Municipal Insured Fund and BlackRock National Municipal Fund invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf of the fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the fund which made the transfer or to affiliates of the fund. Each of these Funds' transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in each of these Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of each of these Funds. Interest income from the underlying security is recorded by these Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by these Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At December 31, 2006, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:


                                                  Range of
                                                  Interest       Underlying
                                                  Rates on        Municipal
                            Liability for    the Liability            Bonds
                                    Trust        for Trust      Transferred
                             Certificates     Certificates          to TOBs

BlackRock
  Municipal Insured                                3.42% -
  Fund                       $ 92,563,129            3.98%     $182,874,071
BlackRock National                                  3.56%-
  Municipal Fund             $152,705,330            3.69%     $317,564,900


Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOB Residuals likely will adversely affect the Funds' investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect these Funds' net asset value per share.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements (continued)


While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is the Bond Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Expenses--Certain expenses have been allocated to the individual Funds in the Bond Fund on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Bond Fund.

(i) Insurance--BlackRock Municipal Insured Fund: Where bonds in the Fund have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Fund.

(j) Offering costs--BlackRock Municipal High Yield Fund: Offering costs are amortized over a 12-month period beginning with the commencement of operations of the Fund.

(k) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Funds' financial statements has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P., ("MLIM"), and its affiliates, including FAM, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of each of the Funds approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006 and was revised on October 27, 2006. Prior to September 29, 2006, FAM was the Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Funds have also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements (continued)


The Manager is responsible for the management of each of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Bond Fund. For such services, the Manager receives at the end of each month a fee with respect to each Fund at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


                                                Rate of Advisory Fee

                                       BlackRock      BlackRock    BlackRock
Aggregate of Average                  Short-Term      Municipal     National
Daily Net Assets of the                Municipal        Insured    Municipal
Three Combined Funds                        Fund           Fund         Fund

Not exceeding $250 million                 .40 %          .40 %        .50 %
In excess of $250 million but
   not exceeding $400 million              .375           .375         .475
In excess of $400 million but
   not exceeding $550 million              .35            .375         .475
In excess of $550 million but
   not exceeding $1.5 billion              .325           .375         .475
In excess of $1.5 billion                  .325           .35          .475


For the period September 29, 2006 to October 27, 2006, a different and lower fee schedule was in effect for BlackRock Municipal Insured Fund and BlackRock National Municipal Fund.

For the BlackRock High Yield Municipal Fund, the Manager has voluntarily agreed to waive the management fee where the Fund will pay .20% of average daily net assets. This waiver can be discontinued at any time. For the period July 1, 2006 to September 29, 2006, FAM earned fees of $31,960, of which $26,149 was waived. For the period September 30, 2006 to December 31, 2006, the Manager earned fees of $65,498, of which $45,248 was waived.

The BlackRock High Yield Municipal Fund's rates are as follows: .55% of the Fund's average daily net assets not exceeding $250 million; .525% of average daily net assets in excess of $250 million but not exceeding $500 million; and ..50% of average daily net assets in excess of $500 million. For the BlackRock Short-Term Municipal Fund effective October 16, 2006, the Manager has contractually agreed to waive expenses in order to limit expenses as a percentage of average daily net assets allocated to each class as follows:
..35% for BlackRock Shares, .45% for Institutional Shares and .80% for Investor A Shares, until February 1, 2007. In addition to this contractual waiver, the Manager has voluntarily agreed to waive fees or expenses in order to limit expenses as follows: .35% for Institutional Shares, .60% for Investor A
Shares, .45% for Investor A1 Shares, .70% for Investor B Shares and 1.35% for Investor C Shares. For the six months ended December 31, 2006, the Manager earned fees of $543,153, of which $90,051 was waived.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by each Fund to the Manager.

The Manager (and previously FAM) has agreed to waive its advisory fee for each Fund by the amount of advisory fee each Fund pays to the Manager (and previously FAM) indirectly through each Fund's investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended December 31, 2006, the waivers were as follows:


                                      For the Period         For the Period
                                             July 1,          September 30,
                                             2006 to                2006 to
                                       September 29,           December 31,
                                         2006 Waived         2006 Waived by
                                             by FAM*            the Manager

BlackRock Short-Term
  Municipal Fund                            $  8,247               $  3,337
BlackRock Municipal
  Insured Fund                              $  3,580               $  5,060
BlackRock National
  Municipal Fund                            $ 20,279               $ 28,318
BlackRock High Yield
  Municipal Fund                            $    758               $    839

 * BlackRock High Yield Municipal Fund commenced operations on
   August 1, 2006


Pursuant to the Distribution Plans adopted by the Bond Fund on behalf of the Funds in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Fund pays the Distributor ongoing account maintenance ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Service Fees

                     BlackRock      BlackRock      BlackRock      BlackRock
                    Short-Term      Municipal       National     High Yield
                     Municipal        Insured      Municipal      Municipal
                          Fund           Fund           Fund           Fund

Investor A                .25%           .25%           .25%           .25%
Investor A1               .10%             --             --             --
Investor B                .15%           .25%           .25%             --
Investor C                .25%           .25%           .25%           .25%
Investor C1                 --           .25%           .25%             --



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements (continued)


                                       Distribution Fees

                     BlackRock      BlackRock      BlackRock      BlackRock
                    Short-Term      Municipal       National     High Yield
                     Municipal        Insured      Municipal      Municipal
                          Fund           Fund           Fund           Fund

Investor B                .20%           .50%           .50%             --
Investor C                .75%           .75%           .75%           .75%
Investor C1                 --           .55%           .55%             --


Pursuant to a sub-agreement with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of the Manager, also provides account maintenance and distribution services to the Bond Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Investor C1 shareholders.

For the six months ended December 31, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                                          Service Fees

                     BlackRock      BlackRock      BlackRock      BlackRock
                    Short-Term      Municipal       National     High Yield
                     Municipal        Insured      Municipal      Municipal
                          Fund           Fund           Fund           Fund

Institutional Shares:
  FAMD                      --        $   750         $  337             --
  MLPF&S                    --        $   750         $  337             --
Investor A Shares:
  FAMD                  $  425        $ 2,449         $  939             --
  MLPF&S                $4,467        $24,605         $8,704             --
  BDI                       --        $     2             --             --


For the six months ended December 31, 2006, MLPF&S received contingent deferred sales charges relating to Investor B, Investor C and Investor C1 Shares as follows:


                                   Investor B     Investor C    Investor C1

BlackRock Short-Term
  Municipal Fund                      $ 3,506           $  1             --
BlackRock Municipal
  Insured Fund                        $ 6,433           $  1         $  610
BlackRock National
  Municipal Fund                      $11,000           $700         $6,458
BlackRock High Yield
  Municipal Fund                           --           $  1             --


Furthermore, MLPF&S received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:


                                                  Investor A    Investor A1
BlackRock Short-Term
  Municipal Fund                                          --           $546
BlackRock National
  Municipal Fund                                        $ 80             --


BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Bond Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of fund shares. During the period September 29, 2006 to December 31, 2006, the following amounts have been accrued by each Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.


                                        Call Center Fees

                     BlackRock      BlackRock      BlackRock      BlackRock
                    Short-Term      Municipal       National     High Yield
                     Municipal        Insured      Municipal      Municipal
                          Fund           Fund           Fund           Fund

Institutional          $   638        $ 4,226        $12,222        $ 4,367
Investor A                  --        $   847        $ 1,298        $   260
Investor A1            $   344             --             --             --
Investor B             $   109        $   391        $   764             --
Investor C                  --             --             --        $   276
Investor C1                 --        $   266        $   620             --


For the six months ended December 31, 2006, each Fund reimbursed FAM and the Manager for certain accounting services. The reimbursements were as follows:


                                      For the Period         For the Period
                                        July 1, 2006     September 30, 2006
                                    to September 29,        to December 31,
                                     2006 Reimbursed        2006 Reimbursed
                                             to FAM*         to the Manager
BlackRock Short-Term
  Municipal Fund                              $1,671                 $1,671
BlackRock Municipal
  Insured Fund                                $4,736                 $4,736
BlackRock National
  Municipal Fund                              $7,370                 $7,370
BlackRock High Yield
  Municipal Fund                              $  131                 $  131

  * BlackRock High Yield Municipal Fund commenced operations on
    August 1, 2006.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements (continued)


Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became each Fund's transfer agent. Prior to September 29, 2006, each Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Bond Fund were officers and/or directors of MLIM, FAM, PSI, FAMD, FDS, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2006 were as follows:


                                           Purchases                  Sales

BlackRock Short-Term
  Municipal Fund                        $205,186,121           $225,907,200
BlackRock Municipal
  Insured Fund                          $ 97,128,195           $133,569,853
BlackRock National
  Municipal Fund                        $487,841,454           $432,966,146
BlackRock High Yield
  Municipal Fund                        $ 51,850,132           $  2,347,125


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended December 31, 2006 and the year ended June 30, 2006 were $(28,028,846) and $(118,737,525), respectively, for the BlackRock Short-Term Municipal Fund; $(31,426,731) and $(66,044,701), respectively, for the BlackRock Municipal Insured Fund; and $76,044,291 and $46,489,740, respectively, for the BlackRock National Municipal Fund; and for the period August 1, 2006 (commencement of operations) to December 31, 2006, $50,480,452 for the BlackRock High Yield Municipal Fund.

Transactions in capital shares for each class were as follows:


BlackRock Short-Term Municipal Fund

BlackRock Shares for the
Period October 2, 2006*                                          Dollar
to December 31, 2006                          Shares             Amount

Shares sold                                    2,015    $        20,003
Shares issued resulting from
   reorganization                          1,094,165         10,856,031
Shares issued to shareholders in
   reinvestment of dividends                   7,391             73,364
                                      --------------    ---------------
Total issued                               1,103,571         10,949,398
Shares redeemed                             (60,592)          (601,149)
                                      --------------    ---------------
Net increase                               1,042,979    $    10,348,249
                                      ==============    ===============

 * Commencement of operations.



Institutional Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  756,138    $     7,526,056
Shares issued resulting from
   reorganization                            721,266          7,153,239
Shares issued to shareholders in
   reinvestment of dividends                 132,070          1,309,174
                                      --------------    ---------------
Total issued                               1,609,474         15,988,469
Shares redeemed                          (2,443,968)       (24,231,839)
                                      --------------    ---------------
Net decrease                               (834,494)    $   (8,243,370)
                                      ==============    ===============



Institutional Shares for the Year                                Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,502,926    $    14,921,923
Shares issued to shareholders in
   reinvestment of dividends                 260,966          2,590,922
                                      --------------    ---------------
Total issued                               1,763,892         17,512,845
Shares redeemed                          (5,351,695)       (53,153,601)
                                      --------------    ---------------
Net decrease                             (3,587,803)    $  (35,640,756)
                                      ==============    ===============



Investor A Shares for the
Period October 2, 2006*                                          Dollar
to December 31, 2006                          Shares             Amount

Shares sold                                   98,358    $       976,154
Shares issued resulting from
   reorganization                              2,042             20,254
Shares issued to shareholders in
   reinvestment of dividends                     168              1,672
                                      --------------    ---------------
Total issued                                 100,568            998,080
Shares redeemed                              (4,160)           (41,271)
                                      --------------    ---------------
Net increase                                  96,408    $       956,809
                                      ==============    ===============

 * Commencement of operations.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements (continued)


Investor A1 Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  552,544    $     5,482,055
Automatic conversion of shares                41,150            407,926
Shares issued to shareholders in
   reinvestment of dividends                 111,945          1,111,488
Shares issued resulting from
   conversion of Class C                   6,091,469         60,465,669
                                      --------------    ---------------
Total issued                               6,797,108         67,467,138
Shares redeemed                          (2,853,534)       (28,310,654)
                                      --------------    ---------------
Net increase                               3,943,574    $    39,156,484
                                      ==============    ===============



Investor A1 Shares for the Year                                  Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  821,123    $     8,169,499
Automatic conversion of shares               145,897          1,206,454
Shares issued to shareholders in
   reinvestment of dividends                 121,345          1,449,949
                                      --------------    ---------------
Total issued                               1,088,365         10,825,902
Shares redeemed                          (5,163,012)       (51,318,356)
                                      --------------    ---------------
Net decrease                             (4,074,647)    $  (40,492,454)
                                      ==============    ===============



Investor B Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                   25,043    $       248,135
Shares issued to shareholders in
   reinvestment of dividends                  19,373            192,128
                                      --------------    ---------------
Total issued                                  44,416            440,263
                                      --------------    ---------------
Automatic conversion of shares              (41,162)          (407,926)
Shares redeemed                            (679,334)        (6,737,569)
                                      --------------    ---------------
Total redeemed                             (720,496)        (7,145,495)
                                      --------------    ---------------
Net decrease                               (676,080)    $   (6,705,232)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                   38,884    $       386,427
Shares issued to shareholders in
   reinvestment of dividends                  44,426            441,220
                                      --------------    ---------------
Total issued                                  83,310            827,647
                                      --------------    ---------------
Automatic conversion of shares             (121,450)        (1,206,454)
Shares redeemed                          (1,415,324)       (14,064,507)
                                      --------------    ---------------
Total redeemed                           (1,536,774)       (15,270,961)
                                      --------------    ---------------
Net decrease                             (1,453,464)    $  (14,443,314)
                                      ==============    ===============



Investor C Shares for the
Period October 2, 2006*                                          Dollar
to December 31, 2006                          Shares             Amount

Shares sold                                   57,219    $       567,910
Shares issued to shareholders in
   reinvestment of dividends                     129              1,279
                                      --------------    ---------------
Total issued                                  57,348            569,189
Shares redeemed                              (2,323)           (23,046)
                                      --------------    ---------------
Net increase                                  55,025    $       546,143
                                      ==============    ===============

 * Commencement of operations.



Class C Shares for the
Period July 1, 2006                                              Dollar
to August 25, 2006*                           Shares             Amount

Shares sold                                   62,189    $       613,069
Shares issued to shareholders in
   reinvestment of dividends                  18,853            185,978
                                      --------------    ---------------
Total issued                                  81,042            799,047
                                      --------------    ---------------
Shares redeemed                            (448,474)        (4,421,307)
Shares redeemed resulting from
   conversion to Investor A1             (6,122,405)       (60,465,669)
                                      --------------    ---------------
Total redeemed                           (6,570,879)       (64,886,976)
                                      --------------    ---------------
Net decrease                             (6,489,837)    $  (64,087,929)
                                      ==============    ===============

 * On August 25, 2006, Class C was converted to Class A
  (Investor A1).



Class C Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  611,352    $     6,048,208
Shares issued to shareholders in
   reinvestment of dividends                 115,698          1,143,935
                                      --------------    ---------------
Total issued                                 727,050          7,192,143
Shares redeemed                          (3,572,643)       (35,353,144)
                                      --------------    ---------------
Net decrease                             (2,845,593)    $  (28,161,001)
                                      ==============    ===============



BlackRock Municipal Insured Fund

Institutional Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  958,057    $     7,503,455
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,035,388          8,128,337
                                      --------------    ---------------
Total issued                               1,993,445         15,631,792
Shares redeemed                          (4,098,049)       (32,160,626)
                                      --------------    ---------------
Net decrease                             (2,104,604)    $  (16,528,834)
                                      ==============    ===============



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements (continued)


Institutional Shares for the Year                                Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,459,336    $    11,434,123
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,775,119         13,924,940
                                      --------------    ---------------
Total issued                               3,234,455         25,359,063
Shares redeemed                          (8,382,862)       (65,699,941)
                                      --------------    ---------------
Net decrease                             (5,148,407)    $  (40,340,878)
                                      ==============    ===============



Investor A Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                1,082,954    $     8,510,769
Automatic conversion of shares               200,920          1,560,842
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             293,852          2,305,853
                                      --------------    ---------------
Total issued                               1,577,726         12,377,464
Shares redeemed                          (1,520,461)       (11,915,528)
                                      --------------    ---------------
Net increase                                  57,265    $       461,936
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,348,298    $    10,584,431
Automatic conversion of shares               981,047          7,688,689
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             509,243          3,992,856
                                      --------------    ---------------
Total issued                               2,838,588         22,265,976
Shares redeemed                          (3,222,764)       (25,174,807)
                                      --------------    ---------------
Net decrease                               (384,176)    $   (2,908,831)
                                      ==============    ===============



Investor B Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                   44,948    $       351,277
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              81,249            637,305
                                      --------------    ---------------
Total issued                                 126,197            988,582
                                      --------------    ---------------
Automatic conversion of shares             (200,919)        (1,560,842)
Shares redeemed                          (1,486,018)       (11,639,433)
                                      --------------    ---------------
Total redeemed                           (1,686,937)       (13,200,275)
                                      --------------    ---------------
Net decrease                             (1,560,740)    $  (12,211,693)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  236,379    $     1,852,684
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                         174,687          1,370,101
                                      --------------    ---------------
Total issued                                 411,066          3,222,785
                                      --------------    ---------------
Automatic conversion of shares             (981,283)        (7,688,689)
Shares redeemed                          (2,200,222)       (17,243,259)
                                      --------------    ---------------
Total redeemed                           (3,181,505)       (24,931,948)
                                      --------------    ---------------
Net decrease                             (2,770,439)    $  (21,709,163)
                                      ==============    ===============



Investor C Shares for the
Period October 2, 2006*                                          Dollar
to December 31, 2006                          Shares             Amount

Shares sold                                  159,780    $     1,259,184
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 695              5,469
                                      --------------    ---------------
Total issued                                 160,475          1,264,653
Shares redeemed                              (6,344)           (50,026)
                                      --------------    ---------------
Net increase                                 154,131    $     1,214,627
                                      ==============    ===============

 * Commencement of operations.



Investor C1 Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  247,930    $     1,936,256
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              91,315            716,487
                                      --------------    ---------------
Total issued                                 339,245          2,652,743
Shares redeemed                            (896,099)        (7,015,510)
                                      --------------    ---------------
Net decrease                               (556,854)    $   (4,362,767)
                                      ==============    ===============



Investor C1 Shares for the Year                                  Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,343,228    $    10,538,215
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             162,002          1,270,193
                                      --------------    ---------------
Total issued                               1,505,230         11,808,408
Shares redeemed                          (1,646,563)       (12,894,237)
                                      --------------    ---------------
Net decrease                               (141,333)    $   (1,085,829)
                                      ==============    ===============



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements (continued)


BlackRock National Municipal Fund

Institutional Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                5,781,835    $    60,845,023
Shares issued to shareholders in
   reinvestment of dividends               1,447,307         15,271,564
                                      --------------    ---------------
Total issued                               7,229,142         76,116,587
Shares redeemed                          (4,189,080)       (44,087,429)
                                      --------------    ---------------
Net increase                               3,040,062    $    32,029,158
                                      ==============    ===============



Institutional Shares for the Year                                Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                5,928,015    $    62,151,396
Shares issued to shareholders in
   reinvestment of dividends               2,713,665         28,501,117
                                      --------------    ---------------
Total issued                               8,641,680         90,652,513
Shares redeemed                          (7,929,485)       (83,222,555)
                                      --------------    ---------------
Net increase                                 712,195    $     7,429,958
                                      ==============    ===============



Investor A Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                4,444,624    $    46,859,492
Automatic conversion of shares               262,676          2,748,322
Shares issued to shareholders in
   reinvestment of dividends                 353,358          3,730,200
                                      --------------    ---------------
Total issued                               5,060,658         53,338,014
Shares redeemed                          (1,998,314)       (21,072,787)
                                      --------------    ---------------
Net increase                               3,062,344    $    32,265,227
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                5,809,040    $    60,821,050
Automatic conversion of shares             1,794,525         18,842,536
Shares issued to shareholders in
   reinvestment of dividends                 547,471          5,750,522
                                      --------------    ---------------
Total issued                               8,151,036         85,414,108
Shares redeemed                          (4,046,647)       (42,487,976)
                                      --------------    ---------------
Net increase                               4,104,389    $    42,926,132
                                      ==============    ===============



Investor B Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  484,953    $     5,117,113
Shares issued to shareholders in
   reinvestment of dividends                 110,015          1,159,708
                                      --------------    ---------------
Total issued                                 594,968          6,276,821
                                      --------------    ---------------
Automatic conversion of shares             (262,928)        (2,748,322)
Shares redeemed                          (1,908,238)       (20,098,739)
                                      --------------    ---------------
Total redeemed                           (2,171,166)       (22,847,061)
                                      --------------    ---------------
Net decrease                             (1,576,198)    $  (16,570,240)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  738,406    $     7,749,159
Shares issued to shareholders in
   reinvestment of dividends                 254,982          2,677,936
                                      --------------    ---------------
Total issued                                 993,388         10,427,095
                                      --------------    ---------------
Automatic conversion of shares           (1,796,012)       (18,842,536)
Shares redeemed                          (2,903,855)       (30,484,753)
                                      --------------    ---------------
Total redeemed                           (4,699,867)       (49,327,289)
                                      --------------    ---------------
Net decrease                             (3,706,479)    $  (38,900,194)
                                      ==============    ===============



Investor C Shares for the
Period October 2, 2006*                                          Dollar
to December 31, 2006                          Shares             Amount

Shares sold                                1,457,456    $    15,431,424
Shares issued to shareholders in
   reinvestment of dividends                   3,995             42,372
                                      --------------    ---------------
Total issued                               1,461,451         15,473,796
Shares redeemed                             (24,016)          (254,875)
                                      --------------    ---------------
Net increase                               1,437,435    $    15,218,921
                                      ==============    ===============

 * Commencement of operations.



Investor C1 Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                2,071,633    $    21,732,498
Shares issued to shareholders in
   reinvestment of dividends                 234,355          2,474,792
                                      --------------    ---------------
Total issued                               2,305,988         24,207,290
Shares redeemed                          (1,054,753)       (11,106,065)
                                      --------------    ---------------
Net increase                               1,251,235    $    13,101,225
                                      ==============    ===============



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements (continued)


Investor C1 Shares for the Year                                  Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                4,865,773    $    51,061,570
Shares issued to shareholders in
   reinvestment of dividends                 296,743          3,115,813
                                      --------------    ---------------
Total issued                               5,162,516         54,177,383
Shares redeemed                          (1,825,533)       (19,143,539)
                                      --------------    ---------------
Net increase                               3,336,983    $    35,033,844
                                      ==============    ===============



BlackRock High Yield Municipal Fund

Institutional Shares for the
Period August 1, 2006*                                           Dollar
to December 31, 2006                          Shares             Amount

Shares sold                                4,707,582    $    47,234,990
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 705              7,176
                                      --------------    ---------------
Total issued                               4,708,287         47,242,166
Shares redeemed                             (97,612)          (987,561)
                                      --------------    ---------------
Net increase                               4,610,675    $    46,254,605
                                      ==============    ===============

 * Prior to August 1, 2006 (commencement of operations), the Fund issued 25 shares to the Manager for $250.



Investor A Shares for the
Period August 1, 2006*                                           Dollar
to December 31, 2006                          Shares             Amount

Shares sold                                  262,095    $     2,653,071
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 782              7,960
                                      --------------    ---------------
Total issued                                 262,877          2,661,031
Shares redeemed                             (64,780)          (651,589)
                                      --------------    ---------------
Net increase                                 198,097    $     2,009,442
                                      ==============    ===============

 * Prior to August 1, 2006 (commencement of operations), the Fund issued 25 shares to the Manager for $250.



Investor C Shares for the
Period August 1, 2006* to                                        Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  239,546    $     2,414,767
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                               1,082             10,982
                                      --------------    ---------------
Total issued                                 240,628          2,425,749
Shares redeemed                             (20,787)          (209,344)
                                      --------------    ---------------
Net increase                                 219,841    $     2,216,405
                                      ==============    ===============


 * Prior to August 1, 2006 (commencement of operations), the Fund issued 25 shares to the Manager for $250.


5. Short-Term Borrowings:
The Bond Fund, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Bond Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Bond Fund may borrow up to the maximum amount allowable under the Bond Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006 the credit agreement was renewed for one year under substantially the same terms. The Bond Fund pays a commitment fee of .06% per annum based on the Bond Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Bond Fund did not borrow under the credit agreement during the six months ended December 31, 2006.


6. Capital Loss Carryforward:

BlackRock Short-Term Municipal Fund

On June 30, 2006, the Fund had a net capital loss carryforward of $6,069,000, of which $119,413 expires in 2008, $426,094 expires in 2009, $331,374 expires in 2012, $1,101,799 expires in 2013 and $4,090,320 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


BlackRock National Municipal Fund

On June 30, 2006, the Fund had a net capital loss carryforward of $48,879,487, of which $18,431,171 expires in 2007, $27,469,653 expires in 2009, $444,566 expires in 2010, $942,957 expires in 2011 and $1,591,140 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


7. Acquisition of BlackRock Ultra Short Municipal Portfolio:
On October 16, 2006, BlackRock Short-Term Municipal Fund of the Bond Fund (the "Fund") acquired all of the net assets of BlackRock Ultra Short Municipal Portfolio ("Ultra Short"), pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 722,400 shares of common stock of Ultra Short for 1,817,473 shares of the Fund. Ultra Short's net assets on that date of $18,029,524, including $130,269 of accumulated net realized losses and $28,132 of net unrealized depreciation were combined with those of the Fund.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements (continued)


8. Restatement Information for BlackRock Municipal Insured Fund and BlackRock National Municipal Fund:
During the six months ended December 31, 2006, BlackRock Municipal Insured Fund and BlackRock National Municipal Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Funds have restated the statement of changes in net assets for the year ended June 30, 2006 and the financial highlights for the years ended June 30, 2006, 2005, 2004, 2003 and 2002. The effects of the restatement were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain--net and in the change in unrealized appreciation/ depreciation--net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.





Restatement Information for Insured Portfolio

Statement of Changes in Net Assets for the Year Ended June 30, 2006



                                          Previously
                                            Reported           Restated

Realized gain--net                     $   7,263,175      $   6,736,805
Change in unrealized appreciation/
  depreciation--net                    $(45,588,436)      $(43,062,066)



Financial Highlights for the Years Ended June 30, 2006, 2005, 2004, 2003 and 2002

                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Institutional       Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver               .45%       .74%       .46%       .63%        .46%       .66%       .46%       .71%        .47%       .78%
Expenses                .46%       .74%       .46%       .64%        .46%       .67%       .46%       .71%        .47%       .78%
Portfolio turnover    48.96%        41%        55%        47%      49.27%        44%     38.17%        33%      32.78%        28%


                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Investor A          Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver               .70%       .99%       .71%       .88%        .71%       .91%       .71%       .96%        .72%      1.03%
Expenses                .71%       .99%       .71%       .89%        .71%       .91%       .71%       .96%        .72%      1.03%
Portfolio turnover    48.96%        41%        55%        47%      49.27%        44%     38.17%        33%      32.78%        28%


                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Investor B          Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver              1.21%      1.50%      1.21%      1.39%       1.21%      1.42%      1.22%      1.47%       1.23%      1.53%
Expenses               1.21%      1.50%      1.22%      1.40%       1.22%      1.42%      1.22%      1.47%       1.23%      1.53%
Portfolio turnover    48.96%        41%        55%        47%      49.27%        44%     38.17%        33%      32.78%        28%


                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Investor C1         Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver              1.26%      1.55%      1.26%      1.44%       1.26%      1.47%      1.27%      1.52%       1.28%      1.58%
Expenses               1.26%      1.55%      1.27%      1.45%       1.27%      1.47%      1.27%      1.52%       1.28%      1.58%
Portfolio turnover    48.96%        41%        55%        47%      49.27%        44%     38.17%        33%      32.78%        28%



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Notes to Financial Statements (concluded)


Restatement Information for National Portfolio

Statement of Changes in Net Assets for the Year Ended June 30, 2006

                                          Previously
                                            Reported           Restated

Realized gain--net                     $  12,459,289      $  12,238,185
Change in unrealized appreciation/
  depreciation--net                    $(53,403,444)      $(53,182,340)



Financial Highlights for the Years Ended June 30, 2006, 2005, 2004, 2003 and 2002

                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Institutional       Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver               .58%       .83%       .59%       .72%        .60%       .71%       .59%       .75%        .62%       .96%
Expenses                .59%       .83%       .60%       .72%        .60%       .71%       .59%       .76%        .62%       .96%
Portfolio turnover    65.46%        56%     35.28%        33%      22.46%        20%     37.75%        34%      35.75%        27%


                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Investor A          Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver               .83%      1.08%       .84%       .97%        .85%       .95%       .84%      1.00%        .87%      1.20%
Expenses                .84%      1.08%       .85%       .97%        .85%       .96%       .84%      1.01%        .87%      1.20%
Portfolio turnover    65.46%        56%     35.28%        33%      22.46%        20%     37.75%        34%      35.75%        27%


                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Investor B          Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver              1.34%      1.59%      1.35%      1.48%       1.35%      1.46%      1.34%      1.51%       1.38%      1.71%
Expenses               1.35%      1.59%      1.36%      1.48%       1.36%      1.46%      1.35%      1.52%       1.38%      1.71%
Portfolio turnover    65.46%        56%     35.28%        33%      22.46%        20%     37.75%        34%      35.75%        27%


                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Investor C1         Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver              1.39%      1.63%      1.40%      1.53%       1.40%      1.51%      1.39%      1.56%       1.43%      1.76%
Expenses               1.40%      1.63%      1.41%      1.53%       1.41%      1.51%      1.40%      1.57%       1.43%      1.76%
Portfolio turnover    65.46%        56%     35.28%        33%      22.46%        20%     37.75%        34%      35.75%        27%



While the Statements of Assets and Liabilities for these Funds as of June 30, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and payable for floating rate certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for each of these Funds for the years ended June 30, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and where applicable, to revise realized gain (loss) on investments--net, and the change in unrealized appreciation/depreciation on investments--net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for each of these Funds for the years ended June 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) on investments - net, and change in unrealized appreciation/ depreciation - net, by corresponding and offsetting amounts.




BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Proxy Results


BlackRock Short-Term Municipal Fund


During the six-month period ended December 31, 2006, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:


                                                             Shares Voted     Shares Voted     Shares Voted
                                                                 For            Against          Abstain
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.                                      18,947,479        844,841          264,729

To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                      19,005,277        798,348          253,423



BlackRock Municipal Insured Fund


During the six-month period ended December 31, 2006, BlackRock Municipal Insured Fund of BlackRock Municipal Bond Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15 and October 27, 2006, respectively. A description of the proposals and number of shares voted are as follows:


                                                             Shares Voted     Shares Voted     Shares Voted
                                                                 For            Against          Abstain
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.                                      73,500,914       4,038,959        2,272,584

To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                      62,043,486       3,772,568        2,642,246



BlackRock National Municipal Fund


During the six-month period ended December 31, 2006, BlackRock National Municipal Fund of BlackRock Municipal Bond Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15 and October 27, 2006, respectively. A description of the proposals and number of shares voted are as follows:


                                                             Shares Voted     Shares Voted     Shares Voted
                                                                 For            Against          Abstain
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.                                      75,885,639       4,039,397        2,651,492

To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                      68,480,862       3,924,908        3,813,916



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by the Board

The following disclosure with respect to National Municipal Fund (formerly National Portfolio), Municipal Insured Fund (formerly Insured Portfolio) and Short-Term Municipal Fund (formerly Short-Term Portfolio) (in this section, each a "Portfolio") appeared in the June 30, 2006 Annual Report of the Corporation (in this section, the "Fund") and is the discussion referred to in "New BlackRock Sub-Advisory Agreement - Matters Considered by the Board," "Approvals to Correct Fee Schedules" and "Disclosure of Investment Advisory Agreements - High Yield Municipal Bond Fund" below. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund on behalf of each Portfolio and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by each Portfolio's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006. The Board also approved the issuance of new classes of shares and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, to take effect after the closing of the Transaction. The Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Fund.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding each Portfolio. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction, including a proposed reorganization in which Short-Term Portfolio would acquire the assets and liabilities of BlackRock UltraShort Municipal Portfolio, a portfolio of BlackRock Funds, on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to each Portfolio and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that each Portfolio should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Portfolios as investment products;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of each Portfolio's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in November 2005, the Board performed, on behalf of each Portfolio, a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to each Portfolio; and that the advisory and/or management fees paid by each Portfolio, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result no Portfolio would bear any costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to each Portfolio by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Portfolio were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Portfolio; (b) operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials were prepared separately for each Portfolio, and included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Portfolio as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Portfolio's portfolio management team on investment strategies used by the Portfolio during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund/Portfolio; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Portfolio.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Portfolio, and that the New Investment Advisory Agreement should be approved and recommended to shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Portfolio, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and each Portfolio's investment performance, but also considered certain areas in which both the Investment Adviser and each Portfolio receive services as part of the Merrill Lynch complex. The Board compared each Portfolio's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect each Portfolio; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Portfolio. The directors considered the fact that it was being proposed that Short-Term Portfolio acquire the assets and liabilities of BlackRock UltraShort Municipal Portfolio, a portfolio of BlackRock Funds, as part of a reorganization.

The directors were given information with respect to the potential benefits to each Portfolio and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to each Portfolio under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to each Portfolio under the New Investment Advisory Agreement.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed each Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared each Portfolio's total expenses to those of other comparable funds. The information showed that each Portfolio had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to each Portfolio. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to each Portfolio, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that each Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund and each Portfolio.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and each Portfolio. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in each Portfolio's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Fund/Portfolio to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund/Portfolios appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, each Portfolio's total advisory fees would be no higher than its fees under the Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for each Portfolio were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for each Portfolio would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for each Portfolio. The directors compared each Portfolio's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Portfolio's performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed each Portfolio's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of each Portfolio.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that for each Portfolio the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that each Portfolio operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of a Portfolio during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser or any Portfolio. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in any Portfolio's expenses as a result of the Contingent Sub-Advisory Agreement.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that each Portfolio operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of a Portfolio's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Portfolio under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that no Portfolio's total advisory fees would increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by each Portfolio to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.




Disclosure of Sub-Advisory Agreement


BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 14 - 16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") with respect to National Municipal Fund, Municipal Insured Fund and Short-Term Municipal Fund (each, a "Fund") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time a new investment advisory agreement between the Corporation and BlackRock Advisors (which had been approved by the Funds' shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from the Funds. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the expenses of any of the Funds as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed their considerations in-connection with their approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of each Fund and for oversight of each Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to each Fund and is responsible for the day-to-day management of each Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by any of the Funds as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 59% of the advisory fee paid by the Funds to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of each Fund's shareholders.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Approvals to Correct Fee Schedules

As discussed above, at a meeting on May 12, 2006 the Board, including the independent directors, approved the New Investment Advisory Agreement between the Corporation on behalf the National Portfolio, the Insured Portfolio and the Short-Term Portfolio (each, a "Portfolio") and BlackRock Advisors. The New Investment Advisory Agreement as approved by the Board contained an advisory fee schedule for each Portfolio that was the same as the fee schedule set forth in the Corporation's investment advisory agreement in effect at that time (the "Current Investment Advisory Agreement"). At a shareholder meeting on August 15, 2006, the shareholders of each Portfolio approved a new investment advisory agreement between the Corporation and BlackRock Advisors. The proxy statement sent to Portfolio shareholders in connection with the shareholder meeting (the "Proxy Statement") stated in several places that the advisory fees payable under the New Investment Advisory Agreement would be the same as the fees payable under the Current Investment Advisory Agreement. However, subsequent to the Shareholder Meeting, it was discovered that the advisory fee rates for each Portfolio were incorrectly stated in an appendix in the Proxy Statement. The appendix incorrectly presented advisory fee rates for each of the Insured Portfolio and the National Portfolio that were lower, and for the Short-Term Portfolio that were higher, than the fees then in effect.

At a September 11, 2006 meeting, the Board considered ratification and approval of an investment advisory agreement between the Corporation on behalf of each Portfolio and BlackRock Advisors in the form approved by shareholders. The Board was informed that BlackRock Advisors had agreed to contractually reduce the advisory fee payable by the Short-Term Portfolio under that agreement as necessary to reduce the fee to the fee level approved for the Short-Term Portfolio by the Board at the May 2006 meeting. All the Directors who were present at the September 11, 2006 meeting, constituting a majority of the directors and a majority of the non-interested directors, then ratified and approved an investment advisory agreement in the form approved by shareholders, subject to the contractual fee reduction by BlackRock Advisors with respect to the Short-Term Portfolio. The Board also ratified and approved the payment of fees to BlackRock Advisors based upon the lower fee schedules for the National Portfolio and the Insured Portfolio under the investment advisory agreement in the form approved by shareholders, until shareholders of the National Portfolio and the Insured Portfolio approve the New Investment Advisory Agreement with the correct fee schedules.

The Board reviewed and reaffirmed their considerations in connection with their approval of the New Investment Advisory Agreement at the May 2006 meeting. All the Directors who were present at the September 11, 2006 meeting, constituting a majority of the directors and a majority of the non-interested directors, then ratified and approved their prior action taken with respect to the New Investment Advisory Agreement at the May 2006 meeting and reapproved the New Investment Advisory Agreement and the correct fee schedules for each Portfolio contained therein. In reapproving the New Investment Advisory Agreement and the correct fee schedules, the Board considered of primary importance the fact that it was always intended to maintain the advisory fee rates at their existing level without any change. The Board also noted that it was only due to the errors in the Proxy Statement that BlackRock Advisors will be paid, with respect to the National Portfolio and the Insured Portfolio, at the lower fee schedules contained in the investment advisory agreement in the form approved at the Shareholder Meeting until shareholders of those Portfolios approve the New Investment Advisory Agreement with the correct fee schedules. The Board also authorized resubmission of the New Investment Advisory Agreement to shareholders of the National Portfolio and the Insured Portfolio for their approval. With respect to the Short Term Portfolio, the Board noted that upon the closing of the Transaction BlackRock Advisors will be paid fees based upon the correct, lower fee schedule contained in the New Investment Advisory Agreement and not the higher fee schedule erroneously included in the Proxy Statement.

The Directors also discussed the BlackRock Sub-Advisory Agreement and reviewed and reaffirmed their considerations in connection with their approval of the BlackRock Sub-Advisory Agreement at the August 14 - 16, 2006 meeting. All the Directors who were present at the September 11, 2006 meeting, constituting a majority of the directors and a majority of the non-interested directors, then ratified and approved the BlackRock Sub-Advisory Agreement previously approved at the August 14 - 16, 2006 meeting, in connection with the investment advisory agreement in the form approved by shareholders and in the form of the New Investment Advisory Agreement as reapproved by the Directors.


Dislcosure of Investment Advisory Agreement--High Yield Municipal Fund

At an in-person Board meeting on May 23, 2006, the Board of Directors considered approval of (a) a proposed investment advisory agreement (the "FAM Investment Advisory Agreement") between the Corporation, on behalf of the High Yield Portfolio, and Fund Asset Management, L.P. ("FAM") and (b) a proposed investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Corporation, on behalf of the High Yield Portfolio (now High Yield Municipal Fund), and BlackRock Advisors. The High Yield Portfolio commenced operations on August 1, 2006. The FAM Investment Advisory Agreement discussed below remained in effect until September 29, 2006, at which time it was superseded by the BlackRock Investment Advisory Agreement and the sub-advisory agreement discussed below.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Disclosure of Sub-Advisory Agreement (continued)


Approval of FAM Investment Advisory Agreement

In connection with its consideration of the FAM Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Corporation and the High Yield Portfolio by the personnel of FAM and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services to be provided to the Corporation and the High Yield Portfolio by certain unaffiliated service providers.

The Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. The Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms.

In considering whether to approve the FAM Investment Advisory Agreement, the Board reviewed an organizational meeting book and other materials from counsel to the Corporation and the High Yield Portfolio and from FAM which: (a) included information concerning the services that will be rendered to the Corporation and the High Yield Portfolio by FAM and its affiliates and the fees that will be paid by the Corporation and the High Yield Portfolio to FAM and its affiliates and (b) outlined the legal duties of the Board under the Investment Company Act of 1940, as amended (the "Investment Company Act"), with respect to the consideration and approval of the FAM Investment Advisory Agreement. The Board also received information from Lipper Inc. ("Lipper") comparing the High Yield Portfolio's fee rate for advisory and administrative services to those of other comparable funds included within the high yield municipal debt fund group, as defined by Lipper. In particular, the Board considered the following:

Services to be Provided by FAM--The Board reviewed the nature, extent and quality of the services that FAM would provide to the High Yield Portfolio. In connection with the investment advisory services to be provided to the High Yield Portfolio, the Board discussed in detail with officers of FAM the management of the High Yield Portfolio's investments in accordance with the High Yield Portfolio's stated investment objective and policies and the types of transactions that would be entered into on behalf of the High Yield Portfolio. In addition to the investment advisory services to be provided to the High Yield Portfolio, FAM and its affiliates also will provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the High Yield Portfolio. In particular, the Board reviewed the compliance and administrative services to be provided to the High Yield Portfolio by FAM, including its oversight of the High Yield Portfolio's day-to-day operations and its oversight of fund accounting. The Board noted that FAM has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services to be provided to the High Yield Portfolio.

Finally, the Board took into consideration the history, reputation and background of FAM and the portfolio management team. The Board included in this review the nature, extent and quality of services provided to the three other portfolios of the Corporation by FAM and considered in their review the performance of the three other portfolios. Since the High Yield Portfolio is newly formed, the Board did not consider portfolio performance. Based on its review, the Board concluded that FAM should provide a satisfactory level of services to the High Yield Portfolio. The Board concluded, based in part on their experience with the three other portfolios of the Corporation and as Board members for other MLIM/FAM-advised funds, that the services to be provided to the High Yield Portfolio by FAM under the FAM Investment Advisory Agreement were likely to be of a high quality and would benefit the High Yield Portfolio.

FAM's Personnel and Investment Process--The Board reviewed the High Yield Portfolio's investment objectives and strategies and discussed with FAM's senior management responsible for investment operations and the senior management of FAM's municipal investing group the strategies to be used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered the experience of Mr. Jaeckel, the High Yield Portfolio's portfolio manager. The Board concluded that FAM and its investment staff have extensive experience in analyzing and managing the types of investments to be used by the High Yield Portfolio, that the High Yield Portfolio would benefit from that experience and that FAM would be an appropriate investment adviser for the High Yield Portfolio.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Management Fees and Other Expenses--The Board compared both the services to be rendered and the fees to be paid under the FAM Investment Advisory Agreement to other contracts of FAM and its affiliates and to other contracts of other investment advisers with respect to non-MLIM/FAM-advised comparable open-end funds as classified by Lipper. In particular, the Board evaluated the High Yield Portfolio's proposed contractual fee rate for advisory and administrative services as compared to the contractual fee rate of comparable municipal funds. In particular, the Board noted that the High Yield Portfolio's contractual advisory fee rate at a common asset level placed it in the first quartile for the Lipper group.

The Board then considered the potential direct and indirect benefits to FAM and its affiliates from FAM's relationship with the Fund, including the distribution arrangements relating to the High Yield Portfolio's shares. Based in part on their experience with the three other portfolios of the Fund as a directors or trustees of other MLIM/FAM-advised funds, the Board concluded that the High Yield Portfolio would benefit from those services.

Profitability--The Board also considered the anticipated cost of the services to be provided by FAM and the profits of FAM and its affiliates profits in relation to the management and distribution of the High Yield Portfolio and other funds advised by FAM and its affiliates. Because the High Yield Portfolio had not commenced operations as of the date of the meeting, FAM was not able to provide the Directors with specific information concerning the cost of services to be provided to the High Yield Portfolio and the expected profits to be realized by FAM and its affiliates from their relationships with the High Yield Portfolio. The Directors, however, discussed with FAM its general level of profitability and noted that the Directors would be provided with profitability information after the High Yield Portfolio commences operations in connection with any future renewals of the investment advisory arrangements.

Economies of Scale--Since the High Yield Portfolio is newly formed, FAM was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the High Yield Portfolio grows and whether fee levels would reflect such economies of scale, if any. The Directors did note that there were breakpoints in the proposed advisory fee schedule so that it was anticipated that shareholders would realize certain economies of scale as the High Yield Portfolio assets grow.

Conclusion--Based on the foregoing and such other matters as were deemed relevant, a majority of the Directors, including all of the non-interested directors, concluded that the proposed advisory fee rate is reasonable in relation to the services to be provided by FAM to the High Yield Portfolio as well as the costs to be incurred and benefits to be gained by FAM and its affiliates in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to comparable funds of similar actual or anticipated size. As a result, all of the Directors who were present at the May 23, 2006 meeting, constituting a majority of the directors and all of the directors who are non-interested directors, approved the FAM Investment Advisory Agreement.


BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Board considered approval of the proposed BlackRock Investment Advisory Agreement that would take effect upon the closing of the Transaction and replace the FAM Investment Advisory Agreement.

As discussed above in "Disclosure of New Investment Advisory Agreements - National Municipal Fund, Municipal Insured Fund and Short-Term Municipal
Fund - BlackRock Investment Advisory Agreement - Matters Considered by the Board," the Board of the Corporation, including the independent directors, approved a new investment advisory agreement (the "New Investment Advisory Agreement") between the Corporation on behalf of each of the Corporation's other three portfolios and BlackRock Advisors at a meeting held on May 12, 2006.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



Disclosure of Sub-Advisory Agreement (concluded)


In considering whether to approve the BlackRock Investment Advisory Agreement, the Board reviewed material from counsel to the Corporation and the High Yield Portfolio and from FAM prepared for the May 23, 2006 meeting and additional information previously provided about BlackRock Advisors in connection with the Directors' approvals relating to the BlackRock Transaction in connection with other MLIM/FAM-advised funds, including the Corporation's three other portfolios. These materials included information concerning the services that will be rendered to the Corporation by BlackRock Advisors and affiliates of BlackRock Advisors and the fees that will be paid by the Corporation and the High Yield Portfolio to BlackRock Advisors and affiliates of BlackRock Advisors. The Board also received, as noted above, information from Lipper comparing the High Yield Portfolio's proposed fee rate for advisory and administrative services to those of other comparable funds included within the high yield municipal debt funds group, as defined by Lipper. The Directors noted that the proposed fee schedule under the BlackRock Investment Advisory Agreement was identical to the fee schedule under the FAM Investment Advisory Agreement and that the nature of the services provided under the agreements is identical.

In considering whether to approve the BlackRock Investment Advisory Agreement, the Directors reviewed their considerations in connection with their approval of the New Investment Advisory Agreement on behalf of the Corporation's three other portfolios. The Board relied on the same information and considered the same factors, as pertinent to the High Yield Portfolio, as those discussed above in connection with the May 12, 2006 approval of the New Investment Advisory Agreement. The Directors considered, among other matters, the nature, extent and quality of the services that BlackRock Advisors would provide to the High Yield Portfolio; the anticipated cost of the services to be provided by BlackRock Advisors and the profits of BlackRock Advisors and its affiliates in relation to the management and distribution of the High Yield Portfolio; the fees to be paid under the BlackRock Investment Advisory Agreement; and fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement.

Conclusion--Based on the foregoing and such other matters as were deemed relevant, all of the Directors present at the meeting, constituting a majority of the directors and all of the non-interested directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the High Yield Portfolio's shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 14 - 16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") with respect to the High Yield Portfolio (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement with BlackRock Advisors (which had been approved by the High Yield Portfolio's shareholders) became effective.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from the High Yield Portfolio. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the High Yield Portfolio's expenses as a result of the Sub-Advisory Agreement.

In approving the Sub-Advisory Agreement at the August in-person meeting, the Board reviewed their considerations in connection with their approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the BlackRock Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the High Yield Portfolio and for oversight of the High Yield Portfolio's operations and administration. Under the Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the High Yield Portfolio and is responsible for the day-to-day management of the High Yield Portfolio's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the High Yield Portfolio as a result of the Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 59% of the advisory fee paid by the High Yield Portfolio to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the Sub-Advisory Agreement was in the best interests of the High Yield Portfolio's shareholders.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++


   * See the prospectus for information on specific limitations on investments in the fund.

  ++ Mixed asset fund.

 +++ Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK MUNICIPAL BOND FUND, INC.                           DECEMBER 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable
Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Municipal Bond Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Municipal Bond Fund, Inc.


Date: February 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Municipal Bond Fund, Inc.


Date: February 20, 2007


By:    /s/ Donald C. Burke
       --------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Municipal Bond Fund, Inc.


Date: February 20, 2007